UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05188

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	12-31

Date of reporting period:	12-31-2012

ITEM 1.  REPORTS TO STOCKHOLDERS.
ANNUAL REPORT                        DECEMBER 31, 2012

VP Balanced Fund

Market Perspective	2
Performance	3
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	9
Statement of Assets and Liabilities	25
Statement of Operations	26
Statement of Changes in Net Assets	27
Notes to Financial Statements	28
Financial Highlights	33
Report of Independent Registered Public Accounting Firm	34
Management	35
Additional Information	38

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Scott Wittman, Chief Investment Officer, Asset Allocation and
Quantitative Equity

Central Bank Action Fueled Stock Investor Optimism

Despite generally sluggish economic growth, ongoing problems in Europe, and mounting U.S. political uncertainty (stemming first from the presidential election and then from the year-end “fiscal cliff” of federal tax hikes and spending cuts), the major U.S. stock benchmarks advanced strongly for the 12-month period ended December 31, 2012. Investors generally overlooked the lackluster economic data and the instability in the eurozone. Instead, they focused on continued-healthy corporate earnings and unprecedented central bank intervention around the world.

Responding to slow growth and high unemployment, the Federal Reserve (the Fed) in September announced its third and most aggressive quantitative easing program (QE3), which has the Fed purchasing $40 billion of mortgage-backed securities (MBS) each month until the economy and unemployment rate improve. The Fed expanded QE3 in December to include $45 billion in monthly Treasury purchases. Meanwhile, the European Central Bank (ECB) launched several programs to help the eurozone’s troubled banks and financially strapped member nations. The Bank of Japan also took action with an asset purchase program, while the People’s Bank of China eased its reserve requirements for commercial lenders.

Overall, this widespread central bank intervention, combined with generally strong corporate earnings and fundamentals, generated optimism among investors, which encouraged investment in riskier asset classes. And although the fiscal cliff debate caused the stock market to struggle late in the year, news of a last-minute deal triggered a final-day rally to close out 2012.

Demand for Yield Drove Fixed-Income Returns

The broad U.S. bond market also gained ground during the period, but there was wide disparity in sector returns. The Fed’s stimulus efforts helped keep yields on Treasuries and other government-related securities unusually low, so investors seeking yield turned to the credit-related sectors. Investment-grade corporate bonds posted strong gains, sharply outpacing Treasuries, agencies, and MBS—and the broad investment-grade bond market. High-yield corporate bonds performed even better, as investor demand for yield was robust and credit fundamentals remained solid.

U.S. Market Returns
For the 12 months ended December 31, 2012
U.S. Stock Indices		Barclays U.S. Bond Market Indices
Russell 1000 Index (large-cap)	16.42%	Corporate (investment-grade)	9.82%
Russell Midcap Index	17.28%	Aggregate (multi-sector)	4.21%
Russell 2000 Index (small-cap)	16.35%	MBS (mortgage-backed securities)	2.59%
		Treasury	1.99%

Performance

Total Returns as of December 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVBIX	11.80%	3.87%	6.70%	6.80%	5/1/91
Blended index(1)	—	11.31%	3.81%	6.62%	8.13%(2)	—
S&P 500 Index	—	16.00%	1.66%	7.10%	8.57%(2)	—
Barclays U.S. Aggregate Bond Index	—	4.21%	5.95%	5.18%	6.73%(2)	—

(1)
The blended index combines monthly returns of two widely known indices in proportion to the asset mix of the fund. The S&P 500 Index represents 60% of the index and the remaining 40% is represented by the Barclays U.S. Aggregate Bond Index.

(2)	Since 4/30/91, the date nearest the Class I’s inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. As interest rates rise, bond values will decline.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2002

Total Annual Fund Operating Expenses
Class I 0.91%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. As interest rates rise, bond values will decline.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

Equity Portfolio Managers: Bill Martin and Claudia Musat

Fixed-Income Portfolio Managers: Dave MacEwen, Bob Gahagan, and Brian Howell

Performance Summary

VP Balanced returned 11.80% in 2012, compared with the 11.31% return of the fund’s benchmark, a blended index consisting of 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index.

The positive returns for both the fund and its benchmark in 2012 reflected the robust advance in the U.S. stock market as well as more modest gains for U.S. bonds. VP Balanced outpaced its benchmark for the year thanks to strong results from both its equity and fixed income components. The equity portion of the fund outperformed the S&P 500 Index, and the fixed-income portion of the portfolio outperformed the Barclays U.S. Aggregate Bond Index.

Stock Component Outperformed

The stock portion of VP Balanced posted a positive return in 2012 that exceeded the 16.00% return of the S&P 500. Stock selection was the key factor behind this outperformance, although allocation decisions also made a positive impact during the year. Relative outperformance was led by the materials and energy sectors, both of which benefited from strong stock picks.

Holdings in the chemicals industry generated the lion’s share of the outperformance in the materials sector. The top relative performance contributor within that industry, LyondellBasell Industries, was also a top-10 contributor of the entire equity portion of the portfolio as shares of the company rallied sharply during the second half of the year. We added to the already-overweight position early in the fourth quarter, and remain modestly overweight the sector as well as the stock.

Although the energy sector was among the weakest index performers during the year, the portfolio’s stock choices within the sector boosted overall equity-portion returns. Holdings in oil, gas and consumables as well as energy equipment and services benefited the portfolio. An underweight to the latter also boosted results as the industry fared poorly during the year. Unlike the sector as a whole, several oil producers and refiners saw strong performance, including Marathon Petroleum, whose stock price nearly doubled during the full year, climbing on increasing crude oil refinery input prices. The portfolio’s overweight to the company contributed to both relative and absolute returns.

On the downside, stock selection combined with smaller-than-index exposure to the top-performing financials sector negatively impacted results. The most significant relative detractors during the year were diversified financial services names, a number of which saw strong performance, but were under-represented in the portfolio. Bank of America was the single largest relative detractor from results. Although the portfolio maintained a position in the stock, our exposure was less than that of the benchmark. This underweight hurt relative results during a period when Bank of America shares saw triple-digit gains.

Allocation decisions and holdings in telecommunication services also detracted from performance. Minimal exposure to wireless communication services companies, many of which appreciated significantly during the year, was detrimental to relative returns. Likewise, maintaining a small overweight to diversified communication services, whose return was lower than that of the S&P 500, also weighed on results.

Bond Portion Led Benchmark

The fixed-income component of VP Balanced generated a solid return in 2012, outperforming the 4.21% return of the Barclays U.S. Aggregate Bond Index.

Sector allocation decisions were beneficial to the fund’s fixed-income performance. Within investment-grade bonds, we maintained an underweight position in Treasuries in favor of credit-sensitive (non-Treasury) sectors during the course of the year. This included modest overweights in corporate credit and mortgage backed securities (MBS). These higher-yielding securities benefited from strong investor demand in a low interest rate environment.

Security selection was the leading contributor to the bond portion’s outperformance during the year, particularly in corporate bonds and MBS. Among MBS, exposure to higher-yielding commercial MBS and collateralized mortgage obligations added value as these securities benefited from growing demand for yield. Within the investment-grade corporate bond sector, security selection also aided relative results. In particular, lower-quality securities within the investment-grade universe helped generate strong relative performance. A small non-benchmark position in high-yield corporate bonds was also particularly beneficial as the sector was the top-performer within the bond market during 2012.

Within the Treasury allocation, we maintained a small overweight position in Treasury inflation-protected securities (TIPS), which outperformed nominal Treasuries and the broad investment-grade bond benchmark for the year. We believe the unprecedented monetary stimulus coursing through the economy is likely to lead to higher inflation down the road.

Detractors from results included the portfolio’s slight yield-curve-flattening bias and exposure to non-U.S. bonds. With yields on 10-year Treasuries increasing at a greater pace than two-year Treasury yields, the yield curve actually steepened a bit toward the end of the year. Exposure to non-U.S. bonds, particularly United Kingdom (U.K.) government bonds, also had a slight negative impact during the year. Nevertheless, we believe U.K. sovereign debt continues to represent good value compared with eurozone sovereign debt.

Outlook

As we move into 2013, the most important factor that is likely to impact the stock and bond markets in the near term is uncertainty—about the global economic outlook, the U.S. debt ceiling and sequester situations, the grindingly slow U.S. job market recovery, the ongoing impact of fiscal austerity measures in Europe, and the pace of growth in emerging economies. Consequently, we expect to see continued financial market volatility in the coming year. We believe that our disciplined investment processes, for both the equity and fixed-income components of the portfolio, are well-suited to periods of elevated risk and uncertainty.

Fund Characteristics

DECEMBER 31, 2012
Top Ten Stock Holdings	% of net assets
Apple, Inc.	2.4%
Exxon Mobil Corp.	2.2%
AT&T, Inc.	1.4%
Pfizer, Inc.	1.4%
Microsoft Corp.	1.3%
Oracle Corp.	1.1%
Johnson & Johnson	1.1%
International Business Machines Corp.	1.0%
Cisco Systems, Inc.	1.0%
Comcast Corp., Class A	1.0%

Top Five Stock Industries	% of net assets
Oil, Gas and Consumable Fuels	5.2%
Pharmaceuticals	4.2%
Computers and Peripherals	3.9%
Insurance	3.8%
Software	3.6%

Key Fixed-Income Portfolio Statistics
Weighted Average Life	6.8 years
Average Duration (effective)	5.0 years

Types of Investments in Portfolio	% of net assets
Common Stocks	59.5%
U.S. Government Agency Mortgage-Backed Securities	11.9%
U.S. Treasury Securities	11.6%
Corporate Bonds	10.7%
Commercial Mortgage-Backed Securities	1.8%
Collateralized Mortgage Obligations	1.2%
Sovereign Governments and Agencies	0.7%
Municipal Securities	0.6%
U.S. Government Agency Securities	0.3%
Temporary Cash Investments	1.8%
Other Assets and Liabilities	(0.1)%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period(1) 7/1/12 – 12/31/12	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,045.10	$4.63	0.90%
Hypothetical
Class I	$1,000	$1,020.61	$4.57	0.90%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

Schedule of Investments

DECEMBER 31, 2012

	Shares/ Principal Amount	Value
Common Stocks — 59.5%
AEROSPACE AND DEFENSE — 2.9%
Boeing Co. (The)	8,118	$ 611,773
General Dynamics Corp.	8,780	608,191
L-3 Communications Holdings, Inc.	1,137	87,117
Lockheed Martin Corp.	7,405	683,407
Northrop Grumman Corp.	9,618	649,984
Raytheon Co.	6,706	385,997
Textron, Inc.	17,988	445,923
		3,472,392
AIRLINES — 0.4%
Alaska Air Group, Inc.(1)	8,723	375,874
Delta Air Lines, Inc.(1)	7,255	86,117
Spirit Airlines, Inc.(1)	3,403	60,301
		522,292
AUTO COMPONENTS — 0.3%
BorgWarner, Inc.(1)	4,805	344,134
Goodyear Tire & Rubber Co. (The)(1)	2,137	29,512
		373,646
BEVERAGES — 0.2%
Coca-Cola Co. (The)	6,900	250,125
PepsiCo, Inc.	525	35,926
		286,051
BIOTECHNOLOGY — 1.0%
Amgen, Inc.	10,419	899,368
United Therapeutics Corp.(1)	5,931	316,834
		1,216,202
CAPITAL MARKETS — 0.7%
Federated Investors, Inc. Class B	3,195	64,635
Goldman Sachs Group, Inc. (The)	5,633	718,546
SEI Investments Co.	1,307	30,505
		813,686
CHEMICALS — 3.0%
Agrium, Inc.	3,054	305,125
CF Industries Holdings, Inc.	3,085	626,749
Huntsman Corp.	14,070	223,713
LyondellBasell Industries NV, Class A	13,206	753,930
Methanex Corp.	588	18,740
Monsanto Co.	9,520	901,068
NewMarket Corp.	830	217,626
Sherwin-Williams Co. (The)	2,090	321,484
Valspar Corp.	4,386	273,686
		3,642,121
COMMERCIAL BANKS — 1.0%
Bank of Montreal	7,441	456,134
BB&T Corp.	12,893	375,315
Wells Fargo & Co.	11,240	384,183
		1,215,632
COMMERCIAL SERVICES AND SUPPLIES†
Deluxe Corp.	803	25,889
COMMUNICATIONS EQUIPMENT — 1.2%
Brocade Communications Systems, Inc.(1)	20,209	107,714
Cisco Systems, Inc.	62,359	1,225,354
QUALCOMM, Inc.	1,825	113,187
		1,446,255
COMPUTERS AND PERIPHERALS — 3.9%
Apple, Inc.	5,436	2,897,551
EMC Corp.(1)	34,767	879,605
Seagate Technology plc	17,417	530,870
Western Digital Corp.	9,895	420,439
		4,728,465
CONSUMER FINANCE — 1.1%
American Express Co.	15,508	891,400
Cash America International, Inc.	9,732	386,068
		1,277,468
CONTAINERS AND PACKAGING — 0.2%
Owens-Illinois, Inc.(1)	9,195	195,578
DIVERSIFIED CONSUMER SERVICES — 0.2%
Coinstar, Inc.(1)	3,614	187,964
DIVERSIFIED FINANCIAL SERVICES — 1.1%
Bank of America Corp.	5,735	66,526
Interactive Brokers Group, Inc., Class A	1,671	22,859
JPMorgan Chase & Co.	22,183	975,387
NYSE Euronext	6,110	192,709
		1,257,481
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.2%
AT&T, Inc.	49,343	1,663,352
Verizon Communications, Inc.	22,763	984,955
		2,648,307
ELECTRIC UTILITIES — 0.1%
Portland General Electric Co.	2,480	67,853

Shares/ Principal Amount	Value
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.1%
Tech Data Corp.(1)	3,638	$ 165,638
ENERGY EQUIPMENT AND SERVICES — 0.3%
Helix Energy Solutions Group, Inc.(1)	18,450	380,808
FOOD AND STAPLES RETAILING — 2.0%
Costco Wholesale Corp.	3,785	373,844
CVS Caremark Corp.	19,110	923,969
Wal-Mart Stores, Inc.	16,280	1,110,784
		2,408,597
FOOD PRODUCTS — 0.9%
Campbell Soup Co.	8,675	302,671
Dean Foods Co.(1)	26,534	438,076
Smithfield Foods, Inc.(1)	18,099	390,395
		1,131,142
HEALTH CARE EQUIPMENT AND SUPPLIES — 2.2%
Abbott Laboratories	17,847	1,168,978
Medtronic, Inc.	18,968	778,067
St. Jude Medical, Inc.	16,483	595,696
Stryker Corp.	1,858	101,856
		2,644,597
HEALTH CARE PROVIDERS AND SERVICES — 0.7%
McKesson Corp.	7,706	747,174
UnitedHealth Group, Inc.	779	42,253
		789,427
HOTELS, RESTAURANTS AND LEISURE — 0.1%
Bally Technologies, Inc.(1)	1,860	83,161
Cracker Barrel Old Country Store, Inc.	1,166	74,927
		158,088
HOUSEHOLD DURABLES — 1.1%
Garmin Ltd.	14,626	597,033
Harman International Industries, Inc.	2,739	122,269
Newell Rubbermaid, Inc.	26,312	585,968
		1,305,270
HOUSEHOLD PRODUCTS — 0.8%
Energizer Holdings, Inc.	6,291	503,154
Procter & Gamble Co. (The)	6,848	464,911
		968,065
INDUSTRIAL CONGLOMERATES — 1.2%
Danaher Corp.	14,065	786,233
General Electric Co.	32,125	674,304
		1,460,537
INSURANCE — 3.8%
Aflac, Inc.	14,429	766,468
Allied World Assurance Co. Holdings AG	4,866	383,441
Allstate Corp. (The)	16,774	673,811
American International Group, Inc.(1)	11,336	400,161
Assurant, Inc.	5,303	184,014
Axis Capital Holdings Ltd.	13,878	480,734
Berkshire Hathaway, Inc., Class B(1)	3,064	274,841
Loews Corp.	2,509	102,242
MetLife, Inc.	16,748	551,679
Prudential Financial, Inc.	7,773	414,534
Travelers Cos., Inc. (The)	2,026	145,507
Validus Holdings Ltd.	4,439	153,501
		4,530,933
INTERNET AND CATALOG RETAIL — 0.3%
Expedia, Inc.	6,148	377,795
INTERNET SOFTWARE AND SERVICES — 0.5%
Google, Inc., Class A(1)	786	557,565
IT SERVICES — 1.4%
Accenture plc, Class A	5,083	338,019
International Business Machines Corp.	6,512	1,247,374
SAIC, Inc.	12,062	136,542
		1,721,935
LIFE SCIENCES TOOLS AND SERVICES — 0.6%
Agilent Technologies, Inc.	12,410	508,065
Life Technologies Corp.(1)	4,337	212,860
		720,925
MACHINERY — 1.0%
Crane Co.	2,451	113,433
Ingersoll-Rand plc	8,275	396,869
Parker-Hannifin Corp.	7,421	631,230
		1,141,532
MEDIA — 1.9%
Comcast Corp., Class A	31,775	1,187,749
DISH Network Corp., Class A	2,639	96,060
Regal Entertainment Group Class A	9,424	131,465
Scholastic Corp.	745	22,022
Thomson Reuters Corp.	4,353	126,498
Time Warner Cable, Inc.	6,919	672,458
		2,236,252

Shares/ Principal Amount	Value
METALS AND MINING — 0.3%
Coeur d’Alene Mines Corp.(1)	12,031	$ 295,963
MULTI-UTILITIES — 0.4%
Public Service Enterprise Group, Inc.	16,669	510,071
MULTILINE RETAIL — 0.2%
Dillard’s, Inc., Class A	3,003	251,561
OIL, GAS AND CONSUMABLE FUELS — 5.2%
Chevron Corp.	6,066	655,977
Delek US Holdings, Inc.	1,365	34,562
Energy XXI Bermuda Ltd.	2,698	86,849
Exxon Mobil Corp.	30,855	2,670,500
Marathon Petroleum Corp.	12,728	801,864
Phillips 66	3,327	176,664
Suncor Energy, Inc.	15,904	524,514
Tesoro Corp.	6,631	292,095
Valero Energy Corp.	22,680	773,842
Western Refining, Inc.	7,490	211,143
		6,228,010
PAPER AND FOREST PRODUCTS†
Buckeye Technologies, Inc.	428	12,288
PERSONAL PRODUCTS — 0.3%
Nu Skin Enterprises, Inc., Class A	9,761	361,645
PHARMACEUTICALS — 4.2%
Eli Lilly & Co.	18,337	904,381
Johnson & Johnson	18,518	1,298,112
Merck & Co., Inc.	28,400	1,162,696
Pfizer, Inc.	65,103	1,632,783
		4,997,972
PROFESSIONAL SERVICES — 0.6%
Dun & Bradstreet Corp.	6,918	544,100
Equifax, Inc.	3,715	201,056
		745,156
ROAD AND RAIL — 0.6%
AMERCO, Inc.	68	8,623
Union Pacific Corp.	5,809	730,308
		738,931
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.2%
Applied Materials, Inc.	57,011	652,206
Broadcom Corp., Class A	19,491	647,296
Intel Corp.	14,575	300,682
KLA-Tencor Corp.	10,577	505,158
Texas Instruments, Inc.	15,177	469,576
		2,574,918
SOFTWARE — 3.6%
Activision Blizzard, Inc.	4,606	48,916
Adobe Systems, Inc.(1)	18,165	684,457
CA, Inc.	16,926	372,034
Microsoft Corp.	58,543	1,564,854
Oracle Corp.	39,707	1,323,037
Symantec Corp.(1)	17,511	329,382
		4,322,680
SPECIALTY RETAIL — 2.8%
American Eagle Outfitters, Inc.	10,140	207,971
Buckle, Inc. (The)	3,252	145,169
Foot Locker, Inc.	5,792	186,039
GameStop Corp., Class A	2,694	67,593
Home Depot, Inc. (The)	17,689	1,094,065
O’Reilly Automotive, Inc.(1)	4,357	389,603
PetSmart, Inc.	7,646	522,528
TJX Cos., Inc. (The)	17,396	738,460
		3,351,428
TEXTILES, APPAREL AND LUXURY GOODS — 0.1%
Hanesbrands, Inc.(1)	2,824	101,156
THRIFTS AND MORTGAGE FINANCE — 0.1%
Ocwen Financial Corp.(1)	5,088	175,994
TOBACCO — 0.5%
Philip Morris International, Inc.	3,306	276,514
Universal Corp.	6,361	317,477
		593,991
TOTAL COMMON STOCKS (Cost $59,166,373)		71,338,152
U.S. Government Agency Mortgage-Backed Securities(2) — 11.9%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 0.6%
FHLMC, VRN, 2.58%, 1/15/13	46,331	48,358
FHLMC, VRN, 2.90%, 1/15/13	23,269	24,490
FHLMC, VRN, 3.27%, 1/15/13	46,764	49,132
FHLMC, VRN, 4.05%, 1/15/13	96,718	102,945
FHLMC, VRN, 6.16%, 1/15/13	68,326	74,216
FNMA, VRN, 2.73%, 1/25/13	96,854	101,532
FNMA, VRN, 3.35%, 1/25/13	60,447	63,801
FNMA, VRN, 3.35%, 1/25/13	60,303	63,653
FNMA, VRN, 3.87%, 1/25/13	101,319	107,620
FNMA, VRN, 3.91%, 1/25/13	74,378	78,959
FNMA, VRN, 3.96%, 1/25/13	37,734	40,034
		754,740

Shares/ Principal Amount	Value
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 11.3%
FHLMC, 7.00%, 11/1/13	$ 5,017	$ 5,091
FHLMC, 6.50%, 6/1/16	21,583	23,103
FHLMC, 6.50%, 6/1/16	21,986	23,815
FHLMC, 4.50%, 1/1/19	185,811	198,111
FHLMC, 6.50%, 1/1/28	8,852	10,367
FHLMC, 6.50%, 6/1/29	8,003	9,119
FHLMC, 8.00%, 7/1/30	8,875	10,994
FHLMC, 5.50%, 12/1/33	295,547	331,418
FHLMC, 5.50%, 1/1/38	96,551	104,498
FHLMC, 6.00%, 8/1/38	39,722	43,395
FHLMC, 4.00%, 4/1/41	285,999	317,654
FHLMC, 6.50%, 7/1/47	6,846	7,599
FNMA, 6.00%, 4/1/13	203	204
FNMA, 6.00%, 4/1/13	120	122
FNMA, 6.00%, 5/1/13	44	44
FNMA, 6.50%, 6/1/13	713	722
FNMA, 6.00%, 7/1/13	47	48
FNMA, 6.00%, 1/1/14	5,507	5,626
FNMA, 4.50%, 5/1/19	109,002	117,588
FNMA, 4.50%, 5/1/19	78,451	84,630
FNMA, 6.50%, 1/1/28	5,616	6,572
FNMA, 6.50%, 1/1/29	20,843	24,479
FNMA, 7.50%, 7/1/29	37,461	45,775
FNMA, 7.50%, 9/1/30	8,671	10,583
FNMA, 5.00%, 7/1/31	304,169	338,641
FNMA, 6.50%, 1/1/32	25,655	30,310
FNMA, 5.50%, 6/1/33	93,739	103,525
FNMA, 5.50%, 8/1/33	176,616	194,133
FNMA, 5.00%, 11/1/33	502,303	547,337
FNMA, 5.50%, 1/1/34	156,686	172,227
FNMA, 4.50%, 9/1/35	306,310	331,466
FNMA, 5.00%, 2/1/36	480,474	522,630
FNMA, 5.50%, 1/1/37	393,487	430,056
FNMA, 5.50%, 2/1/37	107,075	116,491
FNMA, 6.00%, 7/1/37	714,113	788,848
FNMA, 6.50%, 8/1/37	71,681	79,429
FNMA, 4.00%, 1/1/41	1,008,701	1,124,004
FNMA, 4.50%, 1/1/41	383,047	421,568
FNMA, 4.50%, 2/1/41	331,446	359,288
FNMA, 4.00%, 5/1/41	322,822	346,508
FNMA, 4.50%, 7/1/41	373,014	411,109
FNMA, 4.50%, 9/1/41	108,081	118,714
FNMA, 4.00%, 12/1/41	409,555	450,227
FNMA, 4.00%, 1/1/42	128,727	139,781
FNMA, 4.00%, 1/1/42	500,276	537,138
FNMA, 3.50%, 5/1/42	726,346	781,135
FNMA, 3.50%, 6/1/42	147,360	159,029
FNMA, 3.00%, 11/1/42	298,916	313,619
FNMA, 6.50%, 6/1/47	17,091	18,837
FNMA, 6.50%, 8/1/47	26,142	28,813
FNMA, 6.50%, 8/1/47	27,888	30,737
FNMA, 6.50%, 9/1/47	64,346	70,920
FNMA, 6.50%, 9/1/47	2,330	2,568
FNMA, 6.50%, 9/1/47	23,624	26,037
FNMA, 6.50%, 9/1/47	20,111	22,165
FNMA, 6.50%, 9/1/47	16,311	17,977
GNMA, 7.00%, 4/20/26	25,118	30,682
GNMA, 7.50%, 8/15/26	15,860	19,030
GNMA, 7.00%, 2/15/28	4,942	5,913
GNMA, 7.50%, 2/15/28	4,926	5,083
GNMA, 6.50%, 5/15/28	1,514	1,742
GNMA, 6.50%, 5/15/28	2,654	3,119
GNMA, 7.00%, 12/15/28	6,746	8,070
GNMA, 7.00%, 5/15/31	48,421	58,187
GNMA, 5.50%, 11/15/32	160,335	177,278
GNMA, 4.50%, 1/15/40	186,654	206,086
GNMA, 4.00%, 1/20/41	716,479	787,292
GNMA, 4.50%, 5/20/41	435,782	480,877
GNMA, 4.50%, 6/15/41	153,327	170,967
GNMA, 4.00%, 12/15/41	800,663	879,149
GNMA, 3.50%, 7/20/42	219,607	238,974
		13,489,273
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $13,373,162)		14,244,013
U.S. Treasury Securities — 11.6%
U.S. Treasury Bonds, 5.50%, 8/15/28	20,000	28,216
U.S. Treasury Bonds, 5.25%, 2/15/29	320,000	442,350
U.S. Treasury Bonds, 5.375%, 2/15/31	250,000	356,055
U.S. Treasury Bonds, 4.375%, 11/15/39	510,000	661,327
U.S. Treasury Bonds, 4.375%, 5/15/41	210,000	272,738
U.S. Treasury Bonds, 3.125%, 11/15/41	50,000	52,148
U.S. Treasury Bonds, 2.75%, 11/15/42	650,000	624,305
U.S. Treasury Inflation Indexed Notes, 1.25%, 4/15/14	437,136	450,933
U.S. Treasury Inflation Indexed Notes, 1.625%, 1/15/15	605,625	643,618

Shares/ Principal Amount	Value
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/15	$1,010,693	$ 1,102,287
U.S. Treasury Notes, 0.75%, 9/15/13	1,150,000	1,154,986
U.S. Treasury Notes, 0.50%, 10/15/13	300,000	300,820
U.S. Treasury Notes, 0.75%, 12/15/13	500,000	502,734
U.S. Treasury Notes, 1.25%, 2/15/14	500,000	505,879
U.S. Treasury Notes, 1.25%, 3/15/14	500,000	506,289
U.S. Treasury Notes, 0.375%, 11/15/15	400,000	400,406
U.S. Treasury Notes, 0.875%, 2/28/17	350,000	354,539
U.S. Treasury Notes, 2.375%, 7/31/17	700,000	754,742
U.S. Treasury Notes, 0.75%, 10/31/17	500,000	501,523
U.S. Treasury Notes, 1.875%, 10/31/17	200,000	211,219
U.S. Treasury Notes, 0.75%, 12/31/17	600,000	600,844
U.S. Treasury Notes, 2.75%, 2/28/18	250,000	275,332
U.S. Treasury Notes, 2.625%, 4/30/18	85,000	93,115
U.S. Treasury Notes, 1.375%, 11/30/18	500,000	513,047
U.S. Treasury Notes, 1.00%, 11/30/19	350,000	346,336
U.S. Treasury Notes, 2.625%, 8/15/20	550,000	603,367
U.S. Treasury Notes, 3.125%, 5/15/21	450,000	509,836
U.S. Treasury Notes, 2.125%, 8/15/21	300,000	315,141
U.S. Treasury Notes, 2.00%, 2/15/22	650,000	671,582
U.S. Treasury Notes, 1.625%, 11/15/22	200,000	197,594
TOTAL U.S. TREASURY SECURITIES (Cost $13,428,431)		13,953,308
Corporate Bonds — 10.7%
AEROSPACE AND DEFENSE — 0.2%
L-3 Communications Corp., 4.75%, 7/15/20	20,000	22,308
Lockheed Martin Corp., 4.25%, 11/15/19	30,000	33,849
Raytheon Co., 2.50%, 12/15/22	50,000	49,369
United Technologies Corp., 5.70%, 4/15/40	60,000	77,220
United Technologies Corp., 4.50%, 6/1/42	10,000	11,123
		193,869
AUTOMOBILES — 0.1%
American Honda Finance Corp., 2.50%, 9/21/15(3)	60,000	62,605
American Honda Finance Corp., 1.50%, 9/11/17(3)	10,000	10,005
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	30,000	33,165
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	30,000	34,963
Nissan Motor Acceptance Corp., 3.25%, 1/30/13(3)	10,000	10,017
		150,755
BEVERAGES — 0.3%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19	50,000	66,818
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 1/15/20	40,000	48,713
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22	40,000	40,288
Brown-Forman Corp., 3.75%, 1/15/43	10,000	10,056
Coca-Cola Co. (The), 1.80%, 9/1/16	40,000	41,339
Dr Pepper Snapple Group, Inc., 2.90%, 1/15/16	10,000	10,542
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	10,000	10,363
PepsiCo, Inc., 4.875%, 11/1/40	20,000	23,413
PepsiCo, Inc., 3.60%, 8/13/42	10,000	9,754
SABMiller Holdings, Inc., 2.45%, 1/15/17(3)	50,000	52,154
SABMiller Holdings, Inc., 3.75%, 1/15/22(3)	20,000	21,615
		335,055
BIOTECHNOLOGY — 0.1%
Amgen, Inc., 2.125%, 5/15/17	50,000	51,834
Amgen, Inc., 3.625%, 5/15/22	10,000	10,756
Amgen, Inc., 6.40%, 2/1/39	10,000	12,958
Celgene Corp., 3.25%, 8/15/22	20,000	20,406
Gilead Sciences, Inc., 4.40%, 12/1/21	30,000	34,226
		130,180

Shares/ Principal Amount	Value
CAPITAL MARKETS — 0.2%
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17	$ 90,000	$ 108,167
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.375%, 1/19/17	20,000	21,500
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22	40,000	43,081
Jefferies Group, Inc., 5.125%, 4/13/18	30,000	31,650
		204,398
CHEMICALS — 0.2%
Ashland, Inc., 4.75%, 8/15/22(3)	20,000	20,900
CF Industries, Inc., 6.875%, 5/1/18	50,000	61,128
Dow Chemical Co. (The), 5.90%, 2/15/15	30,000	33,111
Dow Chemical Co. (The), 2.50%, 2/15/16	20,000	20,803
Eastman Chemical Co., 2.40%, 6/1/17	10,000	10,340
Eastman Chemical Co., 3.60%, 8/15/22	40,000	41,930
Ecolab, Inc., 4.35%, 12/8/21	50,000	55,855
		244,067
COMMERCIAL BANKS — 0.8%
Bank of America N.A., 5.30%, 3/15/17	240,000	270,105
Bank of Nova Scotia, 2.55%, 1/12/17	30,000	31,588
BB&T Corp., 5.70%, 4/30/14	20,000	21,323
BB&T Corp., 3.20%, 3/15/16	40,000	42,595
Capital One Financial Corp., 2.15%, 3/23/15	20,000	20,425
Capital One Financial Corp., 1.00%, 11/6/15	20,000	19,945
Capital One Financial Corp., 4.75%, 7/15/21	20,000	23,081
Fifth Third Bancorp, 6.25%, 5/1/13	50,000	50,954
HSBC Bank plc, 3.50%, 6/28/15(3)	40,000	42,450
Kreditanstalt fuer Wiederaufbau, 4.125%, 10/15/14	60,000	63,965
Kreditanstalt fuer Wiederaufbau, 2.00%, 6/1/16	60,000	62,758
Royal Bank of Scotland plc (The), 4.375%, 3/16/16	70,000	75,779
SunTrust Banks, Inc., 3.60%, 4/15/16	11,000	11,756
Toronto-Dominion Bank (The), 2.375%, 10/19/16	50,000	52,574
U.S. Bancorp., 3.44%, 2/1/16	30,000	31,608
U.S. Bancorp., MTN, 2.95%, 7/15/22	10,000	10,111
Wachovia Bank N.A., 4.80%, 11/1/14	74,000	79,463
Wells Fargo & Co., 3.68%, 6/15/16	30,000	32,451
Wells Fargo & Co., 2.10%, 5/8/17	50,000	51,730
Wells Fargo & Co., 4.60%, 4/1/21	20,000	23,023
		1,017,684
COMMERCIAL SERVICES AND SUPPLIES — 0.1%
Republic Services, Inc., 3.80%, 5/15/18	20,000	22,006
Republic Services, Inc., 5.50%, 9/15/19	20,000	23,700
Republic Services, Inc., 3.55%, 6/1/22	20,000	20,871
Waste Management, Inc., 6.125%, 11/30/39	30,000	38,013
		104,590
COMMUNICATIONS EQUIPMENT†
Cisco Systems, Inc., 5.90%, 2/15/39	20,000	26,052
COMPUTERS AND PERIPHERALS†
Hewlett-Packard Co., 2.60%, 9/15/17	60,000	58,493
CONSTRUCTION MATERIALS†
Owens Corning, 4.20%, 12/15/22	20,000	20,357
CONSUMER FINANCE — 0.2%
American Express Credit Corp., MTN, 2.75%, 9/15/15	80,000	83,919
American Express Credit Corp., MTN, 2.375%, 3/24/17	30,000	31,411
PNC Bank N.A., 6.00%, 12/7/17	80,000	96,366
SLM Corp., 6.25%, 1/25/16	20,000	21,850
SLM Corp., MTN, 5.00%, 10/1/13	40,000	41,150
		274,696
CONTAINERS AND PACKAGING — 0.1%
Ball Corp., 7.125%, 9/1/16	40,000	43,000
Ball Corp., 6.75%, 9/15/20	30,000	33,225
		76,225

Shares/ Principal Amount	Value
DIVERSIFIED CONSUMER SERVICES†
Catholic Health Initiatives, 1.60%, 11/1/17	$ 10,000	$ 10,119
Catholic Health Initiatives, 2.95%, 11/1/22	15,000	15,172
		25,291
DIVERSIFIED FINANCIAL SERVICES — 1.5%
Bank of America Corp., 4.50%, 4/1/15	10,000	10,664
Bank of America Corp., 6.50%, 8/1/16	50,000	57,770
Bank of America Corp., 5.75%, 12/1/17	40,000	46,658
Citigroup, Inc., 6.01%, 1/15/15	80,000	87,455
Citigroup, Inc., 4.75%, 5/19/15	20,000	21,572
Citigroup, Inc., 4.45%, 1/10/17	30,000	33,255
Citigroup, Inc., 6.125%, 5/15/18	140,000	167,911
Citigroup, Inc., 4.50%, 1/14/22	30,000	33,499
Deutsche Bank AG (London), 3.875%, 8/18/14	50,000	52,505
General Electric Capital Corp., 3.75%, 11/14/14	50,000	52,747
General Electric Capital Corp., 2.25%, 11/9/15	50,000	51,667
General Electric Capital Corp., 5.625%, 9/15/17	140,000	165,279
General Electric Capital Corp., 2.10%, 12/11/19	10,000	10,035
General Electric Capital Corp., 4.375%, 9/16/20	70,000	78,180
General Electric Capital Corp., 5.30%, 2/11/21	20,000	23,233
General Electric Capital Corp., MTN, 2.30%, 4/27/17	60,000	62,256
Goldman Sachs Group, Inc. (The), 3.30%, 5/3/15	10,000	10,428
Goldman Sachs Group, Inc. (The), 5.95%, 1/18/18	220,000	256,205
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	50,000	59,158
Goldman Sachs Group, Inc. (The), 6.25%, 2/1/41	20,000	24,560
HSBC Holdings plc, 5.10%, 4/5/21	20,000	23,636
HSBC Holdings plc, 6.80%, 6/1/38	20,000	25,598
JPMorgan Chase & Co., 6.00%, 1/15/18	180,000	215,656
JPMorgan Chase & Co., 4.25%, 10/15/20	10,000	11,129
JPMorgan Chase & Co., 4.625%, 5/10/21	10,000	11,411
Morgan Stanley, 4.75%, 3/22/17	30,000	32,750
Morgan Stanley, 6.625%, 4/1/18	70,000	82,564
Morgan Stanley, 5.625%, 9/23/19	50,000	56,584
Morgan Stanley, 4.875%, 11/1/22	10,000	10,363
		1,774,728
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.4%
AT&T, Inc., 2.625%, 12/1/22	40,000	40,104
AT&T, Inc., 6.55%, 2/15/39	30,000	39,457
AT&T, Inc., 5.55%, 8/15/41	20,000	24,025
British Telecommunications plc, 5.95%, 1/15/18	40,000	47,838
CenturyLink, Inc., 6.15%, 9/15/19	30,000	32,952
CenturyLink, Inc., 5.80%, 3/15/22	10,000	10,579
CenturyLink, Inc., Series P, 7.60%, 9/15/39	20,000	20,774
Deutsche Telekom International Finance BV, 2.25%, 3/6/17(3)	20,000	20,524
Deutsche Telekom International Finance BV, 6.75%, 8/20/18	30,000	37,282
Telefonica Emisiones SAU, 5.88%, 7/15/19	60,000	65,700
Verizon Communications, Inc., 7.35%, 4/1/39	40,000	59,346
Verizon Communications, Inc., 3.85%, 11/1/42	10,000	9,846
Windstream Corp., 7.875%, 11/1/17	20,000	22,600
		431,027
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.1%
Jabil Circuit, Inc., 7.75%, 7/15/16	70,000	82,600
Jabil Circuit, Inc., 5.625%, 12/15/20	20,000	22,300
		104,900
ENERGY EQUIPMENT AND SERVICES — 0.1%
Ensco plc, 3.25%, 3/15/16	30,000	31,828
Ensco plc, 4.70%, 3/15/21	20,000	22,524
Noble Holding International Ltd., 3.95%, 3/15/22	10,000	10,532

Shares/ Principal Amount	Value
Transocean, Inc., 2.50%, 10/15/17	$ 20,000	$ 20,226
Transocean, Inc., 6.50%, 11/15/20	30,000	36,359
Transocean, Inc., 6.375%, 12/15/21	10,000	12,163
Weatherford International Ltd., 9.625%, 3/1/19	30,000	39,160
		172,792
FOOD AND STAPLES RETAILING — 0.3%
CVS Caremark Corp., 2.75%, 12/1/22	70,000	70,326
Kroger Co. (The), 6.40%, 8/15/17	50,000	60,393
Safeway, Inc., 4.75%, 12/1/21	10,000	10,311
Target Corp., 4.00%, 7/1/42	10,000	10,285
Wal-Mart Stores, Inc., 5.875%, 4/5/27	138,000	184,978
Walgreen Co., 1.80%, 9/15/17	20,000	20,127
		356,420
FOOD PRODUCTS — 0.2%
General Mills, Inc., 3.15%, 12/15/21	30,000	31,385
Kellogg Co., 4.45%, 5/30/16	50,000	55,341
Kraft Foods, Inc., 6.125%, 8/23/18(3)	22,000	26,975
Kraft Foods, Inc., 5.00%, 6/4/42(3)	20,000	22,512
Mead Johnson Nutrition Co., 3.50%, 11/1/14	30,000	31,368
Mondelez International, Inc., 6.125%, 2/1/18	8,000	9,742
Mondelez International, Inc., 6.50%, 2/9/40	20,000	26,891
		204,214
GAS UTILITIES — 0.5%
El Paso Corp., 7.25%, 6/1/18	40,000	46,417
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/1/20	30,000	36,699
Enbridge Energy Partners LP, 6.50%, 4/15/18	30,000	36,537
Energy Transfer Partners LP, 6.50%, 2/1/42	20,000	24,508
Enterprise Products Operating LLC, 3.70%, 6/1/15	20,000	21,264
Enterprise Products Operating LLC, 6.30%, 9/15/17	30,000	36,315
Enterprise Products Operating LLC, 5.95%, 2/1/41	30,000	36,250
Enterprise Products Operating LLC, 4.45%, 2/15/43	20,000	20,270
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20	60,000	75,645
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	40,000	49,203
Magellan Midstream Partners LP, 6.55%, 7/15/19	40,000	49,478
Plains All American Pipeline LP/PAA Finance Corp., 3.95%, 9/15/15	20,000	21,563
Plains All American Pipeline LP/PAA Finance Corp., 8.75%, 5/1/19	20,000	27,224
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 6/1/22	40,000	42,382
TransCanada PipeLines Ltd., 2.50%, 8/1/22	30,000	30,089
Williams Cos., Inc. (The), 3.70%, 1/15/23	20,000	20,192
Williams Partners LP, 4.125%, 11/15/20	30,000	32,600
Williams Partners LP, 3.35%, 8/15/22	20,000	20,354
		626,990
HEALTH CARE EQUIPMENT AND SUPPLIES†
Covidien International Finance SA, 1.875%, 6/15/13	40,000	40,275
Covidien International Finance SA, 3.20%, 6/15/22	10,000	10,479
		50,754
HEALTH CARE PROVIDERS AND SERVICES — 0.3%
Aetna, Inc., 2.75%, 11/15/22	30,000	29,781
Express Scripts, Inc., 2.65%, 2/15/17(3)	70,000	72,806
Express Scripts, Inc., 7.25%, 6/15/19	90,000	115,411
Mayo Clinic Rochester, 3.77%, 11/15/43	15,000	15,052
NYU Hospitals Center, 4.43%, 7/1/42	20,000	19,495
UnitedHealth Group, Inc., 3.95%, 10/15/42	10,000	9,968
Universal Health Services, Inc., 7.125%, 6/30/16	30,000	34,350
WellPoint, Inc., 3.125%, 5/15/22	20,000	20,227
WellPoint, Inc., 3.30%, 1/15/23	20,000	20,539
WellPoint, Inc., 5.80%, 8/15/40	10,000	11,746
		349,375

Shares/ Principal Amount	Value
HOTELS, RESTAURANTS AND LEISURE — 0.1%
Darden Restaurants, Inc., 3.35%, 11/1/22	$ 20,000	$ 19,370
McDonald’s Corp., 5.35%, 3/1/18	50,000	60,356
Wyndham Worldwide Corp., 2.95%, 3/1/17	10,000	10,233
		89,959
HOUSEHOLD DURABLES†
Toll Brothers Finance Corp., 6.75%, 11/1/19	30,000	35,785
HOUSEHOLD PRODUCTS — 0.1%
Clorox Co. (The), 3.05%, 9/15/22	20,000	20,639
Jarden Corp., 8.00%, 5/1/16	50,000	53,375
		74,014
INDUSTRIAL CONGLOMERATES — 0.1%
Bombardier, Inc., 5.75%, 3/15/22(3)	10,000	10,325
General Electric Co., 5.25%, 12/6/17	70,000	82,603
General Electric Co., 2.70%, 10/9/22	20,000	20,405
General Electric Co., 4.125%, 10/9/42	20,000	20,594
		133,927
INSURANCE — 0.5%
Allstate Corp. (The), 7.45%, 5/16/19	20,000	26,243
Allstate Corp. (The), 5.20%, 1/15/42	20,000	23,760
American International Group, Inc., 3.65%, 1/15/14	20,000	20,545
American International Group, Inc., 5.85%, 1/16/18	90,000	106,597
American International Group, Inc., 4.875%, 6/1/22	40,000	45,703
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21	30,000	34,446
Berkshire Hathaway, Inc., 3.00%, 5/15/22	20,000	20,856
Genworth Financial, Inc., 7.20%, 2/15/21	20,000	21,633
Hartford Financial Services Group, Inc., 6.30%, 3/15/18	20,000	23,846
Hartford Financial Services Group, Inc., 5.125%, 4/15/22	20,000	23,096
ING U.S., Inc., 5.50%, 7/15/22(3)	10,000	10,861
International Lease Finance Corp., 5.75%, 5/15/16	20,000	21,177
Liberty Mutual Group, Inc., 6.50%, 5/1/42(3)	10,000	11,260
Lincoln National Corp., 6.25%, 2/15/20	40,000	47,891
MetLife, Inc., 6.75%, 6/1/16	40,000	47,399
MetLife, Inc., 4.125%, 8/13/42	20,000	20,023
Principal Financial Group, Inc., 3.30%, 9/15/22	10,000	10,153
Prudential Financial, Inc., 5.375%, 6/21/20	10,000	11,698
Prudential Financial, Inc., 5.625%, 5/12/41	20,000	22,819
		550,006
IT SERVICES — 0.1%
Fidelity National Information Services, Inc., 5.00%, 3/15/22	20,000	21,550
International Business Machines Corp., 1.95%, 7/22/16	40,000	41,595
		63,145
LIFE SCIENCES TOOLS AND SERVICES — 0.1%
Thermo Fisher Scientific, Inc., 1.85%, 1/15/18	10,000	10,145
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	50,000	53,220
		63,365
MACHINERY — 0.1%
Caterpillar Financial Services Corp., MTN, 2.85%, 6/1/22	40,000	40,947
Deere & Co., 5.375%, 10/16/29	60,000	76,862
		117,809
MEDIA — 1.0%
CBS Corp., 4.85%, 7/1/42	20,000	20,835
CC Holdings GS V LLC, 3.85%, 4/15/23(3)	10,000	10,183
Comcast Corp., 5.90%, 3/15/16	74,000	85,064
Comcast Corp., 6.50%, 11/15/35	20,000	25,681
Comcast Corp., 6.40%, 5/15/38	60,000	76,727
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14	50,000	53,409
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 5.00%, 3/1/21	50,000	56,131
Discovery Communications LLC, 5.625%, 8/15/19	25,000	29,879
DISH DBS Corp., 7.125%, 2/1/16	10,000	11,250

Shares/ Principal Amount	Value
DISH DBS Corp., 6.75%, 6/1/21	$ 30,000	$ 34,350
Interpublic Group of Cos., Inc. (The), 10.00%, 7/15/17	70,000	76,825
Lamar Media Corp., 9.75%, 4/1/14	40,000	44,000
NBCUniversal Media LLC, 5.15%, 4/30/20	20,000	23,725
NBCUniversal Media LLC, 4.375%, 4/1/21	60,000	67,452
News America, Inc., 3.00%, 9/15/22(3)	20,000	20,109
News America, Inc., 6.90%, 8/15/39	30,000	39,311
Qwest Corp., 7.50%, 10/1/14	60,000	65,697
SBA Telecommunications, Inc., 8.25%, 8/15/19	19,000	21,327
Time Warner Cable, Inc., 6.75%, 7/1/18	60,000	75,011
Time Warner Cable, Inc., 4.50%, 9/15/42	30,000	29,286
Time Warner, Inc., 3.40%, 6/15/22	10,000	10,440
Time Warner, Inc., 7.70%, 5/1/32	40,000	55,966
Time Warner, Inc., 4.90%, 6/15/42	20,000	21,476
Viacom, Inc., 4.375%, 9/15/14	30,000	31,799
Viacom, Inc., 4.50%, 3/1/21	30,000	33,778
Viacom, Inc., 3.125%, 6/15/22	20,000	20,494
Virgin Media Secured Finance plc, 6.50%, 1/15/18	120,000	129,750
Walt Disney Co. (The), MTN, 2.35%, 12/1/22	30,000	30,305
		1,200,260
METALS AND MINING — 0.2%
AngloGold Ashanti Holdings plc, 5.375%, 4/15/20	20,000	20,655
ArcelorMittal, 5.75%, 8/5/20	30,000	30,080
Barrick North America Finance LLC, 4.40%, 5/30/21	30,000	32,925
Newmont Mining Corp., 6.25%, 10/1/39	30,000	36,161
Rio Tinto Finance USA Ltd., 3.50%, 11/2/20	30,000	31,825
Teck Resources Ltd., 5.375%, 10/1/15	20,000	22,048
Vale Overseas Ltd., 5.625%, 9/15/19	75,000	85,583
Vale Overseas Ltd., 4.625%, 9/15/20	20,000	21,690
		280,967
MULTI-UTILITIES — 0.5%
CenterPoint Energy Houston Electric LLC, 3.55%, 8/1/42	10,000	9,527
Cleveland Electric Illuminating Co. (The), 5.70%, 4/1/17	18,000	20,345
CMS Energy Corp., 4.25%, 9/30/15	20,000	21,320
CMS Energy Corp., 8.75%, 6/15/19	40,000	52,203
Constellation Energy Group, Inc., 5.15%, 12/1/20	10,000	11,439
Consumers Energy Co., 2.85%, 5/15/22	10,000	10,346
Dominion Resources, Inc., 2.75%, 9/15/22	20,000	20,195
Dominion Resources, Inc., 4.90%, 8/1/41	20,000	22,431
Duke Energy Corp., 3.95%, 9/15/14	40,000	42,140
Duke Energy Corp., 1.625%, 8/15/17	30,000	30,101
Duke Energy Corp., 3.55%, 9/15/21	20,000	21,095
Edison International, 3.75%, 9/15/17	40,000	43,407
Exelon Generation Co. LLC, 5.20%, 10/1/19	40,000	45,374
FirstEnergy Solutions Corp., 6.05%, 8/15/21	10,000	11,454
Florida Power Corp., 6.35%, 9/15/37	20,000	26,878
Florida Power Corp., 3.85%, 11/15/42	20,000	19,418
Georgia Power Co., 4.30%, 3/15/42	10,000	10,499
Nisource Finance Corp., 4.45%, 12/1/21	10,000	10,959
Nisource Finance Corp., 5.25%, 2/15/43	10,000	10,595
Northern States Power Co., 3.40%, 8/15/42	10,000	9,432
Pacific Gas & Electric Co., 5.80%, 3/1/37	20,000	24,764
Progress Energy, Inc., 3.15%, 4/1/22	20,000	20,264
Public Service Company of Colorado, 4.75%, 8/15/41	10,000	11,480
Sempra Energy, 6.50%, 6/1/16	30,000	35,189
Southern California Edison Co., 5.625%, 2/1/36	22,000	27,865
Southern Power Co., 5.15%, 9/15/41	10,000	11,272
		579,992

Shares/ Principal Amount	Value
OFFICE ELECTRONICS†
Xerox Corp., 5.65%, 5/15/13	$ 20,000	$ 20,345
OIL, GAS AND CONSUMABLE FUELS — 0.8%
Anadarko Petroleum Corp., 6.45%, 9/15/36	20,000	25,075
Apache Corp., 4.75%, 4/15/43	20,000	21,794
BP Capital Markets plc, 3.20%, 3/11/16	30,000	32,018
BP Capital Markets plc, 2.25%, 11/1/16	40,000	41,641
BP Capital Markets plc, 4.50%, 10/1/20	30,000	34,599
Cenovus Energy, Inc., 4.50%, 9/15/14	40,000	42,454
ConocoPhillips, 5.75%, 2/1/19	60,000	73,838
ConocoPhillips Co., 2.40%, 12/15/22	20,000	19,956
ConocoPhillips Holding Co., 6.95%, 4/15/29	20,000	27,902
Devon Energy Corp., 1.875%, 5/15/17	20,000	20,403
EOG Resources, Inc., 5.625%, 6/1/19	40,000	49,129
Hess Corp., 6.00%, 1/15/40	30,000	36,630
Marathon Petroleum Corp., 3.50%, 3/1/16	30,000	31,952
Newfield Exploration Co., 6.875%, 2/1/20	50,000	53,750
Newfield Exploration Co., 5.625%, 7/1/24	10,000	10,825
Noble Energy, Inc., 4.15%, 12/15/21	40,000	44,193
Occidental Petroleum Corp., 2.70%, 2/15/23	30,000	30,640
Pemex Project Funding Master Trust, 6.625%, 6/15/35	10,000	12,750
Petrobras International Finance Co. - Pifco, 5.75%, 1/20/20	50,000	57,121
Petrobras International Finance Co. - Pifco, 5.375%, 1/27/21	50,000	56,489
Petroleos Mexicanos, 6.00%, 3/5/20	40,000	48,000
Phillips 66, 4.30%, 4/1/22(3)	20,000	22,367
Pioneer Natural Resources Co., 3.95%, 7/15/22	20,000	20,976
Shell International Finance BV, 2.375%, 8/21/22	20,000	20,113
Shell International Finance BV, 3.625%, 8/21/42	30,000	29,767
Statoil ASA, 2.45%, 1/17/23	40,000	39,945
Suncor Energy, Inc., 6.10%, 6/1/18	46,000	56,157
Suncor Energy, Inc., 6.85%, 6/1/39	10,000	13,827
Talisman Energy, Inc., 7.75%, 6/1/19	40,000	51,586
		1,025,897
PAPER AND FOREST PRODUCTS — 0.1%
Georgia-Pacific LLC, 5.40%, 11/1/20(3)	60,000	71,429
International Paper Co., 4.75%, 2/15/22	20,000	22,649
International Paper Co., 6.00%, 11/15/41	10,000	11,852
		105,930
PHARMACEUTICALS — 0.2%
AbbVie, Inc., 1.75%, 11/6/17(3)	30,000	30,350
AbbVie, Inc., 4.40%, 11/6/42(3)	10,000	10,642
Bristol-Myers Squibb Co., 3.25%, 8/1/42	10,000	9,165
GlaxoSmithKline Capital plc, 2.85%, 5/8/22	55,000	57,177
Merck & Co., Inc., 2.40%, 9/15/22	30,000	30,038
Mylan, Inc., 3.125%, 1/15/23(3)	20,000	19,846
Roche Holdings, Inc., 7.00%, 3/1/39(3)	20,000	30,161
Sanofi, 4.00%, 3/29/21	21,000	23,955
Watson Pharmaceuticals, Inc., 4.625%, 10/1/42	10,000	10,422
		221,756
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.5%
American Tower Corp., 4.625%, 4/1/15	50,000	53,173
American Tower Corp., 4.70%, 3/15/22	30,000	33,220
Boston Properties LP, 3.85%, 2/1/23	30,000	31,543
BRE Properties, Inc., 3.375%, 1/15/23	20,000	19,815
Developers Diversified Realty Corp., 4.75%, 4/15/18	50,000	55,458
Essex Portfolio LP, 3.625%, 8/15/22(3)	20,000	19,983
HCP, Inc., 3.75%, 2/1/16	30,000	31,856
HCP, Inc., 2.625%, 2/1/20	30,000	29,904
Health Care REIT, Inc., 2.25%, 3/15/18	20,000	20,000
Health Care REIT, Inc., 3.75%, 3/15/23	30,000	30,083

Shares/ Principal Amount	Value
Simon Property Group LP, 5.10%, 6/15/15	$ 50,000	$ 55,104
Simon Property Group LP, 5.75%, 12/1/15	30,000	33,812
UDR, Inc., 4.25%, 6/1/18	30,000	32,722
Ventas Realty LP/Ventas Capital Corp., 2.00%, 2/15/18	20,000	20,030
Ventas Realty LP/Ventas Capital Corp., 3.125%, 11/30/15	35,000	36,921
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/1/21	20,000	21,888
WEA Finance LLC, 4.625%, 5/10/21(3)	20,000	22,411
		547,923
REAL ESTATE MANAGEMENT AND DEVELOPMENT†
ProLogis LP, 6.625%, 12/1/19	40,000	47,692
ROAD AND RAIL — 0.1%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	39,000	42,270
Burlington Northern Santa Fe LLC, 5.05%, 3/1/41	10,000	11,363
CSX Corp., 4.25%, 6/1/21	10,000	11,251
CSX Corp., 4.75%, 5/30/42	20,000	21,557
Union Pacific Corp., 2.95%, 1/15/23	10,000	10,349
Union Pacific Corp., 4.75%, 9/15/41	30,000	33,684
		130,474
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT†
Intel Corp., 1.35%, 12/15/17	30,000	30,016
SOFTWARE — 0.1%
Intuit, Inc., 5.75%, 3/15/17	75,000	86,571
Oracle Corp., 2.50%, 10/15/22	60,000	60,598
		147,169
SPECIALTY RETAIL — 0.1%
Home Depot, Inc. (The), 5.95%, 4/1/41	40,000	54,062
Lowe’s Cos., Inc., 4.65%, 4/15/42	20,000	22,290
		76,352
TEXTILES, APPAREL AND LUXURY GOODS — 0.1%
Gap, Inc. (The), 5.95%, 4/12/21	30,000	34,346
Hanesbrands, Inc., 6.375%, 12/15/20	20,000	22,100
Ltd. Brands, Inc., 6.90%, 7/15/17	20,000	23,050
		79,496
TOBACCO — 0.1%
Altria Group, Inc., 9.25%, 8/6/19	7,000	9,743
Altria Group, Inc., 2.85%, 8/9/22	50,000	49,522
Philip Morris International, Inc., 4.125%, 5/17/21	40,000	45,253
		104,518
WIRELESS TELECOMMUNICATION SERVICES — 0.1%
Alltel Corp., 7.875%, 7/1/32	30,000	47,073
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18	60,000	82,611
Vodafone Group plc, 5.625%, 2/27/17	50,000	58,710
		188,394
TOTAL CORPORATE BONDS (Cost $11,722,645)		12,848,103
Commercial Mortgage-Backed Securities(2) — 1.8%
Banc of America Commercial Mortgage, Inc., Series 2004-6, Class A3 SEQ, 4.51%, 12/10/42	41,260	41,767
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, VRN, 5.12%, 1/1/13	100,000	111,046
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 1/1/13	25,000	27,570
BB-UBS Trust, Series 2012-SHOW, Class A, 3.43%, 11/5/36(3)	75,000	77,484
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class AM, VRN, 5.22%, 1/1/13	50,000	55,130
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C2, Class A2, VRN, 5.42%, 1/1/13	150,000	157,567
GE Capital Commercial Mortgage Corp., Series 2005-C3, Class A5, VRN, 4.98%, 1/1/13	15,939	15,924
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VRN, 4.80%, 1/1/13	100,000	107,155
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AJ, VRN, 4.86%, 1/1/13	50,000	52,927

Shares/ Principal Amount	Value
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6 SEQ, VRN, 5.40%, 1/1/13	$ 150,000	$ 158,653
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39	95,000	102,549
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39	200,000	216,052
GS Mortgage Securities Corp. II, Series 2012-ALOH, Class A SEQ, 3.55%, 4/10/34(3)	75,000	81,438
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4 SEQ, 4.57%, 1/15/31	75,000	77,883
LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A4 SEQ, 4.37%, 3/15/36	100,000	103,635
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, VRN, 5.53%, 1/11/13	68,000	72,319
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class AJ, VRN, 4.86%, 1/11/13	25,000	26,738
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 1/11/13	100,000	108,988
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM SEQ, VRN, 5.26%, 1/11/13	105,000	115,714
Morgan Stanley Capital I, Series 2005-HQ6, Class A2A SEQ, 4.88%, 8/13/42	25,312	25,515
Morgan Stanley Capital I, Series 2005-T17, Class A5 SEQ, 4.78%, 12/13/41	125,000	133,385
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A3 SEQ, 4.50%, 10/15/41	15,834	16,073
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A4 SEQ, 4.80%, 10/15/41	200,000	213,524
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $2,056,868)		2,099,036
Collateralized Mortgage Obligations(2) — 1.2%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 1.0%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	32,046	33,171
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37	141,322	109,768
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	24,088	24,700
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	40,000	42,280
Chase Mortgage Finance Corp., Series 2006-S4, Class A3, 6.00%, 12/25/36	22,393	22,676
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.32%, 1/1/13	44,764	44,864
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	14,970	15,074
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR28, Class 2A1, VRN, 2.83%, 1/1/13	177,319	178,034
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.63%, 1/1/13	50,000	51,981
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33	34,644	36,628
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 6.00%, 1/1/13	51,981	55,247
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 1/1/13	75,989	78,152
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-1, Class A10, 5.50%, 2/25/34	61,886	65,067
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-2, Class 1A1 SEQ, 5.50%, 4/25/35	3,679	3,675

Shares/ Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	$ 65,849	$ 68,359
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR14, Class A1, VRN, 5.33%, 1/1/13	34,383	34,798
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 1A1, VRN, 2.76%, 1/1/13	52,162	53,738
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 2.66%, 1/1/13	58,388	59,280
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	84,922	88,321
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	44,957	46,369
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	48,681	49,081
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.06%, 1/1/13	45,555	46,659
		1,207,922
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 0.2%
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25	235,401	260,877
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,437,412)		1,468,799
Sovereign Governments and Agencies — 0.7%
BRAZIL — 0.2%
Brazilian Government International Bond, 5.875%, 1/15/19	100,000	124,200
Brazilian Government International Bond, 5.625%, 1/7/41	40,000	52,600
		176,800
CANADA — 0.1%
Hydro-Quebec, 8.40%, 1/15/22	44,000	63,177
Province of Ontario Canada, 5.45%, 4/27/16	40,000	46,207
Province of Ontario Canada, 1.60%, 9/21/16	20,000	20,653
		130,037
COLOMBIA†
Colombia Government International Bond, 4.375%, 7/12/21	30,000	34,620
ITALY†
Republic of Italy, 6.875%, 9/27/23	20,000	23,527
MEXICO — 0.3%
United Mexican States, 5.625%, 1/15/17	20,000	23,300
United Mexican States, 5.95%, 3/19/19	120,000	148,200
United Mexican States, 5.125%, 1/15/20	70,000	84,000
United Mexican States, 6.05%, 1/11/40	10,000	13,460
United Mexican States, MTN, 4.75%, 3/8/44	20,000	22,650
		291,610
PERU†
Republic of Peru, 6.55%, 3/14/37	10,000	14,500
Republic of Peru, 5.625%, 11/18/50	20,000	26,030
		40,530
POLAND†
Poland Government International Bond, 5.125%, 4/21/21	35,000	41,597
SOUTH KOREA — 0.1%
Export-Import Bank of Korea, 3.75%, 10/20/16	40,000	43,166
Korea Development Bank, 3.25%, 3/9/16	20,000	21,041
Korea Development Bank, 4.00%, 9/9/16	20,000	21,680
		85,887
URUGUAY†
Uruguay Government International Bond, 4.125%, 11/20/45	10,000	10,035
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $718,715)		834,643

Shares/ Principal Amount	Value
Municipal Securities — 0.6%
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 5.94%, 2/15/47	$ 10,000	$ 11,582
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 7.50%, 2/15/50	30,000	40,809
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40	20,000	27,608
California GO, (Building Bonds), 7.30%, 10/1/39	20,000	27,830
California GO, (Building Bonds), 7.60%, 11/1/40	5,000	7,341
Illinois GO, 5.88%, 3/1/19	50,000	57,455
Illinois GO, (Taxable Pension), 5.10%, 6/1/33	80,000	79,225
Illinois GO, Series 2010-3, (Building Bonds), 6.73%, 4/1/35	10,000	11,521
Los Angeles Community College District GO, Series 2010 D, (Election of 2008), 6.68%, 8/1/36	20,000	25,911
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39	20,000	25,081
Metropolitan Transportation Authority Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40	15,000	19,699
Missouri Highways & Transportation Commission Rev., (Building Bonds), 5.45%, 5/1/33	40,000	49,195
New Jersey State Turnpike Authority Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40	40,000	58,856
New Jersey State Turnpike Authority Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41	20,000	28,485
Ohio Water Development Authority Pollution Control Rev., Series 2010 B2, (Building Bonds), 4.88%, 12/1/34	30,000	34,735
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34	20,000	26,040
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	55,000	54,292
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40	40,000	50,269
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36	25,000	30,947
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41	25,000	29,890
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40	25,000	30,990
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32	30,000	36,163
TOTAL MUNICIPAL SECURITIES (Cost $637,085)		763,924
U.S. Government Agency Securities — 0.3%
FHLMC, 2.375%, 1/13/22	260,000	271,858
FNMA, 6.625%, 11/15/30	20,000	30,493
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $288,894)		302,351
Temporary Cash Investments — 1.8%
SSgA U.S. Government Money Market Fund (Cost $2,117,264)	2,117,264	2,117,264
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $104,946,849)		119,969,593
OTHER ASSETS AND LIABILITIES — (0.1)%		(147,229)
TOTAL NET ASSETS — 100.0%		$119,822,364

Notes to Schedule of Investments

BB-UBS = Barclays Bank PLC - UBS Real Estate Securities, Inc.
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
GO = General Obligation
LB-UBS = Lehman Brothers, Inc. - UBS AG
MASTR = Mortgage Asset Securitization Transactions, Inc.
MTN = Medium Term Note
PHHMC = PHH Mortgage Corporation
SEQ = Sequential Payer
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.
(1)	Non-income producing.
(2)	Final maturity date indicated, unless otherwise noted.
(3)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $811,412, which represented 0.7% of total net assets.

See Notes to Financial Statements.

Statement of Assets and Liabilities

DECEMBER 31, 2012
Assets
Investment securities, at value (cost of $104,946,849)	$119,969,593
Receivable for investments sold	12,359
Receivable for capital shares sold	36,725
Dividends and interest receivable	353,044
120,371,721

Liabilities
Payable for investments purchased	314,186
Payable for capital shares redeemed	143,744
Accrued management fees	91,427
549,357

Net Assets	$119,822,364

Class I Capital Shares, $0.01 Par Value
Shares authorized	150,000,000
Shares outstanding	16,806,710

Net Asset Value Per Share	$7.13

Net Assets Consist of:
Capital (par value and paid-in surplus)	$102,956,180
Undistributed net investment income	30,722
Undistributed net realized gain	1,812,718
Net unrealized appreciation	15,022,744
$119,822,364

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED DECEMBER 31, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $12,098)	$1,831,121
Interest	1,600,589
3,431,710

Expenses:
Management fees	1,067,082
Directors’ fees and expenses	4,038
Other expenses	111
1,071,231

Net investment income (loss)	2,360,479

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	8,775,133
Swap agreement transactions	(11,013)
Foreign currency transactions	(35)
8,764,085

Change in net unrealized appreciation (depreciation) on:
Investments	1,879,249
Swap agreements	(7,548)
1,871,701

Net realized and unrealized gain (loss)	10,635,786

Net Increase (Decrease) in Net Assets Resulting from Operations	$12,996,265

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2012 AND DECEMBER 31, 2011
Increase (Decrease) in Net Assets	December 31, 2012	December 31, 2011
Operations
Net investment income (loss)	$2,360,479	$2,190,391
Net realized gain (loss)	8,764,085	5,400,708
Change in net unrealized appreciation (depreciation)	1,871,701	(1,491,069)
Net increase (decrease) in net assets resulting from operations	12,996,265	6,100,030

Distributions to Shareholders
From net investment income	(2,453,300)	(2,175,896)

Capital Share Transactions
Proceeds from shares sold	14,366,693	10,100,033
Proceeds from reinvestment of distributions	2,453,300	2,175,896
Payments for shares redeemed	(20,450,414)	(21,072,880)
Net increase (decrease) in net assets from capital share transactions	(3,630,421)	(8,796,951)

Net increase (decrease) in net assets	6,912,544	(4,872,817)

Net Assets
Beginning of period	112,909,820	117,782,637
End of period	$119,822,364	$112,909,820

Undistributed net investment income	$30,722	$80,164

Transactions in Shares of the Fund
Sold	2,061,266	1,573,468
Issued in reinvestment of distributions	348,659	338,774
Redeemed	(2,938,443)	(3,274,322)
Net increase (decrease) in shares of the fund	(528,518)	(1,362,080)

See Notes to Financial Statements.

Notes to Financial Statements

DECEMBER 31, 2012

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth and current income. The fund pursues its investment objective by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Swap agreements are valued at an evaluated price as provided by independent pricing services or investment dealers.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and swap agreements.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.80% to 0.90%. The effective annual management fee for the year ended December 31, 2012 was 0.90%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended December 31, 2012 totaled $98,429,786, of which $27,559,808 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended December 31, 2012 totaled $101,821,071, of which $23,313,196 represented U.S. Treasury and Government Agency obligations.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$71,338,152	—	—
U.S. Government Agency Mortgage-Backed Securities	—	$14,244,013	—
U.S. Treasury Securities	—	13,953,308	—
Corporate Bonds	—	12,848,103	—
Commercial Mortgage-Backed Securities	—	2,099,036	—
Collateralized Mortgage Obligations	—	1,468,799	—
Sovereign Governments and Agencies	—	834,643	—
Municipal Securities	—	763,924	—
U.S. Government Agency Securities	—	302,351	—
Temporary Cash Investments	2,117,264	—	—
Total Value of Investment Securities	$73,455,416	$46,514,177	—

6. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund participated in one credit risk derivative instrument to buy protection throughout part of the year and liquidated the position in August 2012.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended December 31, 2012, the effect of credit risk derivative instruments on the Statement of Operations was $(11,013) in net realized gain (loss) on swap agreement transactions and $(7,548) in change in net unrealized appreciation (depreciation) on swap agreements.

7. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$2,453,300	$2,175,896
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$105,560,574
Gross tax appreciation of investments	$15,036,469
Gross tax depreciation of investments	(627,450)
Net tax appreciation (depreciation) of investments	$14,409,019
Other book-to-tax adjustments	$(12,197)
Net tax appreciation (depreciation)	$14,396,822
Undistributed ordinary income	$30,722
Accumulated long-term gains	$2,438,640

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2012	$6.51	0.14	0.63	0.77	(0.15)	—	(0.15)	$7.13	11.80%	0.90%	1.99%	84%	$119,822
2011	$6.30	0.12	0.21	0.33	(0.12)	—	(0.12)	$6.51	5.33%	0.90%	1.91%	74%	$112,910
2010	$5.75	0.11	0.55	0.66	(0.11)	—	(0.11)	$6.30	11.64%	0.91%	1.78%	75%	$117,783
2009	$5.28	0.11	0.64	0.75	(0.28)	—	(0.28)	$5.75	15.48%	0.90%	2.11%	108%	$123,169
2008	$7.33	0.15	(1.54)	(1.39)	(0.17)	(0.49)	(0.66)	$5.28	(20.33)%	0.90%	2.47%	157%	$120,732

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Balanced Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the “Corporation”) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Balanced Fund of American Century Variable Portfolios, Inc., as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 12, 2013

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	66	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS
Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $1,624,176, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2012 as qualified for the corporate dividends received deduction.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Variable Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-77333   1302

ANNUAL REPORT         DECEMBER 31, 2012

VP Growth Fund

Market Perspective	2
Performance	3
Portfolio Commentary	4
Fund Characteristics	6
Shareholder Fee Example	7
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Notes to Financial Statements	14
Financial Highlights	18
Report of Independent Registered Public Accounting Firm	19
Management	20
Additional Information	23

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

Central Bank Actions Helped Drive Stocks Higher

Stock market performance remained robust during the 12-month period ended December 31, 2012. Despite persistent concerns about weakening global economies and Europe’s ongoing financial crisis, investors largely focused on central bank stimulus measures, which fueled much of the period’s market optimism.

The period began on an upbeat note, but a barrage of disappointing U.S. economic data released in the second calendar quarter of 2012, combined with ongoing problems in Europe, triggered recession fears and a short-term market selloff. In this environment, investors presumed the European Central Bank (ECB) and the U.S. Federal Reserve (the Fed) would step in with additional stimulus measures. These programs helped encourage investor optimism and keep stocks and other riskier assets in favor.

Stock market sentiment shifted late in the year, though, as market anxiety leading up to and following the November elections quickly turned to worries surrounding the impact of the massive federal tax hikes and spending cuts scheduled for January 1, 2013, dubbed the “fiscal cliff.” Against this backdrop, stocks generally struggled before rallying on the final day of the year, when policymakers closed in on a fiscal cliff deal.

Value stocks outperformed their growth stock counterparts across the capitalization spectrum. Much of this was due to strong one-year returns from the financials and telecommunication services sectors, where many value-oriented stocks reside.

Stocks Vulnerable but Opportunities Exist

Looking ahead, stock valuations remain attractive relative to historical averages, but corporate profit margins have started to decline from record highs. And although equities performed well in 2012, they did so despite economic and political uncertainty, reflecting, in part, pessimistic expectations about future growth. Therefore, equities now are somewhat more vulnerable on any of these fronts.

Nevertheless, we believe it’s still possible to find individual companies growing earnings. These are companies benefiting from fundamental business trends as a result of a new product launch, market share gains, secular change, or beneficial acquisition. We believe our disciplined, bottom-up approach to stock selection will help us uncover such opportunities.

U.S. Stock Index Returns
For the 12 months ended December 31, 2012
Russell 1000 Index (Large-Cap)	16.42%	Russell 2000 Index (Small-Cap)	16.35%
Russell 1000 Growth Index	15.26%	Russell 2000 Growth Index	14.59%
Russell 1000 Value Index	17.51%	Russell 2000 Value Index	18.05%
Russell Midcap Index	17.28%
Russell Midcap Growth Index	15.81%
Russell Midcap Value Index	18.51%

2

Performance

Total Returns as of December 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Class I	AWRIX	13.66%	2.44%	5/2/11
Russell 1000 Growth Index	—	15.26%	4.70%(1)	—
Class II	AWREX	13.49%	2.29%	5/2/11

(1)	Since 4/30/11, the date nearest Class I’s inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Growth of $10,000 Over Life of Class
$10,000 investment made May 2, 2011

Total Annual Fund Operating Expenses
Class I	Class II
1.01%	1.16%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Portfolio Commentary

Portfolio Managers: Greg Woodhams and Prescott LeGard

Performance Summary

VP Growth returned 13.66%* in the 12 months ended December 31, 2012. By comparison, the Russell 1000 Growth Index (the fund’s benchmark) returned 15.26%.

In terms of VP Growth’s absolute returns, information technology (IT) shares contributed most. No sector detracted meaningfully in absolute terms. When looking at performance compared with that of the benchmark, stock selection made the IT sector the leading detractor. Stock choices meant health care shares contributed most to relative performance.

IT Detracted Most

Information technology stocks detracted most from performance relative to the Russell 1000 Growth Index. The sector was hit by worries about exposure to Europe and potential slowdown in the U.S. going forward. Stock selection made communications equipment and internet software and services firms the leading detractors. A notable detractor from these industries was communication equipment maker Cisco Systems, which actually gained market share and reported solid results early in the period, but the company lowered forward earnings guidance marginally after evaluating the macroeconomic environment here and abroad. A large detractor in the IT sector was semiconductor company Marvell Technology, which declined on concerns about its exposure to hard disk drives and Chinese handsets. Another leading detractor was business software firm Citrix Systems. While the company’s data center efficiency business did well, its virtual desktop business was weaker than expected.

A number of VP Growth’s industrial holdings were also affected by investor uncertainty around corporate earnings growth and pricing power resulting from worries about a slowdown in the global economy. A leading detractor in this space was capital equipment manufacturer Terex. We eliminated the position when we saw signs of a poor pricing environment for the company’s products.

Outside of these sectors, one of the largest individual detractors in the portfolio for the year was a position in integrated oil firm Occidental Petroleum. The company underperformed in part because their exploration play in California developed more slowly than expected. We reduced the position. Another notable detractor was a position in investment manager BlackRock, which suffered early in the year from market volatility and investor uncertainty about asset flows.

Health Care Led Contributors

In the health care sector, positioning among health care equipment and life sciences tools companies drove outperformance. One of the top contributors in the sector was Illumina. The maker of research and diagnostic tools received a buyout offer from Roche, valuing the company at a significant premium. In addition, it helped to hold a stake in pharmaceutical benefit manager Express Scripts, which acquired Medco Health Solutions during the period. Other key individual

*All fund returns referenced in this commentary are for Class I shares.

4

contributors in the health care sector were biotechnology firms Gilead Sciences and Medivation, and medical equipment and supplies maker ResMed. Gilead made progress on its development of therapies for Hepatitis C, while Medivation saw positive late-stage clinical results and subsequent approval of a new prostate cancer drug. ResMed benefited from regulatory changes that are likely to drive increased demand for its products used in the treatment of sleep apnea.

Telecommunication shares also contributed to performance due to stock selection and an overweight position among wireless telecommunication providers. A leading contributor for the fiscal year was cellular tower operator Crown Castle International. The company continues to benefit from a long-running trend by cellular network providers such as AT&T and Verizon to add capacity to their networks to handle increasing voice and data traffic.

In the energy sector, positioning among energy equipment and services stocks helped most. Among consumer discretionary shares, the leading contributors tended to be companies with exposure to the home building and remodeling recovery evident during the year. Flooring manufacturer Mohawk Industries and homebuilder PulteGroup benefited from improvement in the housing sector, as did specialty retailer Lowe’s, which demonstrated improving profitability and same store sales figures.

Current Positioning

In our opinion, stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the portfolio’s sector and industry selection as well as capitalization range allocations are primarily a result of identifying what the managers believe to be superior individual securities. As of December 31, 2012 the consumer staples, telecommunication services, and energy sectors were the portfolio’s largest overweight positions relative to the benchmark. The most notable sector underweight positions were in consumer discretionary, industrial, and materials shares. Information technology shares were the portfolio’s single largest sector allocation on an absolute basis.

5

Fund Characteristics

DECEMBER 31, 2012
Top Ten Holdings	% of net assets
Apple, Inc.	6.5%
Philip Morris International, Inc.	2.4%
International Business Machines Corp.	2.4%
Oracle Corp.	2.3%
Microsoft Corp.	2.3%
Google, Inc., Class A	2.3%
Wal-Mart Stores, Inc.	2.0%
Coca-Cola Co. (The)	2.0%
Amazon.com, Inc.	1.9%
MasterCard, Inc., Class A	1.8%

Top Five Industries	% of net assets
Computers and Peripherals	9.1%
Software	6.7%
Aerospace and Defense	5.4%
Beverages	4.7%
IT Services	4.2%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.7%
Exchange-Traded Funds	0.7%
Total Equity Exposure	99.4%
Other Assets and Liabilities	0.6%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period(1) 7/1/12 – 12/31/12	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,032.10	$5.11	1.00%
Class II	$1,000	$1,031.90	$5.87	1.15%
Hypothetical
Class I	$1,000	$1,020.11	$5.08	1.00%
Class II	$1,000	$1,019.36	$5.84	1.15%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

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Schedule of Investments

DECEMBER 31, 2012

	Shares	Value
Common Stocks — 98.7%
AEROSPACE AND DEFENSE — 5.4%
Boeing Co. (The)	170	$ 12,811
Honeywell International, Inc.	472	29,958
Precision Castparts Corp.	108	20,458
Textron, Inc.	381	9,445
United Technologies Corp.	325	26,653
		99,325
AIR FREIGHT AND LOGISTICS — 1.0%
United Parcel Service, Inc., Class B	248	18,285
AIRLINES — 0.2%
Alaska Air Group, Inc.(1)	103	4,438
AUTOMOBILES — 0.6%
Harley-Davidson, Inc.	236	11,526
BEVERAGES — 4.7%
Beam, Inc.	144	8,797
Brown-Forman Corp., Class B	61	3,858
Coca-Cola Co. (The)	1,011	36,649
Monster Beverage Corp.(1)	117	6,187
PepsiCo, Inc.	438	29,972
		85,463
BIOTECHNOLOGY — 2.8%
Alexion Pharmaceuticals, Inc.(1)	101	9,475
Amgen, Inc.	231	19,940
Gilead Sciences, Inc.(1)	305	22,402
		51,817
CHEMICALS — 2.5%
Agrium, Inc.	99	9,891
Monsanto Co.	329	31,140
W.R. Grace & Co.(1)	66	4,437
		45,468
COMMERCIAL BANKS — 1.3%
SunTrust Banks, Inc.	505	14,317
Wells Fargo & Co.	303	10,356
		24,673
COMMERCIAL SERVICES AND SUPPLIES — 0.5%
Tyco International Ltd.	343	10,033
COMMUNICATIONS EQUIPMENT — 3.2%
Cisco Systems, Inc.	796	15,642
Harris Corp.	93	4,553
Palo Alto Networks, Inc.(1)	93	4,977
QUALCOMM, Inc.	368	22,824
Riverbed Technology, Inc.(1)	563	11,102
		59,098
COMPUTERS AND PERIPHERALS — 9.1%
Apple, Inc.	224	119,399
EMC Corp.(1)	1,145	28,968
NetApp, Inc.(1)	536	17,983
		166,350
DISTRIBUTORS — 0.3%
LKQ Corp.(1)	282	5,950
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.2%
Verizon Communications, Inc.	507	21,938
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.7%
Avnet, Inc.(1)	150	4,592
Trimble Navigation Ltd.(1)	135	8,070
		12,662
ENERGY EQUIPMENT AND SERVICES — 2.6%
Core Laboratories NV	40	4,373
Oceaneering International, Inc.	277	14,900
Schlumberger Ltd.	408	28,270
		47,543
FOOD AND STAPLES RETAILING — 3.7%
Costco Wholesale Corp.	200	19,754
Wal-Mart Stores, Inc.	542	36,981
Whole Foods Market, Inc.	116	10,594
		67,329
FOOD PRODUCTS — 1.8%
Annie’s, Inc.(1)	71	2,374
Hershey Co. (The)	100	7,222
Kraft Foods Group, Inc.	254	11,549
Mead Johnson Nutrition Co.	194	12,783
		33,928
HEALTH CARE EQUIPMENT AND SUPPLIES — 2.8%
Abbott Laboratories	352	23,056
CareFusion Corp.(1)	157	4,487
Cooper Cos., Inc. (The)	49	4,532
Covidien plc	106	6,120
DENTSPLY International, Inc.	118	4,674
IDEXX Laboratories, Inc.(1)	27	2,506
ResMed, Inc.	157	6,526
		51,901
HEALTH CARE PROVIDERS AND SERVICES — 1.8%
AmerisourceBergen Corp.	418	18,049
Express Scripts Holding Co.(1)	291	15,714
		33,763

8

Shares	Value
HOTELS, RESTAURANTS AND LEISURE — 2.6%
Marriott International, Inc. Class A	333	$ 12,411
McDonald’s Corp.	170	14,996
Starbucks Corp.	364	19,517
		46,924
HOUSEHOLD DURABLES — 1.1%
Mohawk Industries, Inc.(1)	105	9,499
PulteGroup, Inc.(1)	543	9,861
		19,360
HOUSEHOLD PRODUCTS — 0.9%
Church & Dwight Co., Inc.	107	5,732
Colgate-Palmolive Co.	105	10,977
		16,709
INDUSTRIAL CONGLOMERATES — 0.7%
Danaher Corp.	220	12,298
INSURANCE — 0.9%
Travelers Cos., Inc. (The)	236	16,949
INTERNET AND CATALOG RETAIL — 2.5%
Amazon.com, Inc.(1)	142	35,662
Expedia, Inc.	166	10,201
		45,863
INTERNET SOFTWARE AND SERVICES — 3.9%
eBay, Inc.(1)	582	29,694
Google, Inc., Class A(1)	60	42,562
		72,256
IT SERVICES — 4.2%
International Business Machines Corp.	231	44,248
MasterCard, Inc., Class A	66	32,425
		76,673
LIFE SCIENCES TOOLS AND SERVICES — 0.4%
Waters Corp.(1)	92	8,015
MACHINERY — 1.9%
Deere & Co.	105	9,074
Flowserve Corp.	33	4,844
Illinois Tool Works, Inc.	260	15,811
Lincoln Electric Holdings, Inc.	98	4,771
		34,500
MEDIA — 3.8%
CBS Corp., Class B	284	10,806
Comcast Corp., Class A	827	30,913
Scripps Networks Interactive, Inc. Class A	186	10,773
Viacom, Inc., Class B	344	18,143
		70,635
METALS AND MINING — 0.6%
Coeur d’Alene Mines Corp.(1)	183	4,502
Nucor Corp.	157	6,779
		11,281
MULTI-UTILITIES — 0.3%
DTE Energy Co.	95	5,705
MULTILINE RETAIL — 0.5%
Macy’s, Inc.	245	9,560
OIL, GAS AND CONSUMABLE FUELS — 2.0%
EOG Resources, Inc.	145	17,514
Noble Energy, Inc.	144	14,651
Occidental Petroleum Corp.	56	4,290
		36,455
PERSONAL PRODUCTS — 0.7%
Estee Lauder Cos., Inc. (The), Class A	214	12,810
PHARMACEUTICALS — 4.1%
Allergan, Inc.	242	22,198
Bristol-Myers Squibb Co.	373	12,156
Eli Lilly & Co.	318	15,684
Johnson & Johnson	349	24,465
		74,503
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.5%
American Campus Communities, Inc.	167	7,704
Simon Property Group, Inc.	130	20,551
		28,255
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 0.4%
CBRE Group, Inc.(1)	371	7,383
ROAD AND RAIL — 1.7%
Union Pacific Corp.	244	30,676
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.1%
Intel Corp.	756	15,596
Linear Technology Corp.	462	15,847
Teradyne, Inc.(1)	779	13,157
Xilinx, Inc.	320	11,488
		56,088
SOFTWARE — 6.7%
Cadence Design Systems, Inc.(1)	746	10,078
CommVault Systems, Inc.(1)	71	4,949
Microsoft Corp.	1,596	42,661
NetSuite, Inc.(1)	63	4,240
Oracle Corp.	1,289	42,950
Salesforce.com, Inc.(1)	63	10,590

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Shares	Value
ServiceNow, Inc.(1)	117	$ 3,514
Splunk, Inc.(1)	162	4,701
		123,683
SPECIALTY RETAIL — 3.5%
Chico’s FAS, Inc.	262	4,836
Foot Locker, Inc.	141	4,529
GNC Holdings, Inc. Class A	289	9,618
Home Depot, Inc. (The)	216	13,360
Lowe’s Cos., Inc.	580	20,601
Urban Outfitters, Inc.(1)	280	11,021
		63,965
TOBACCO — 2.4%
Philip Morris International, Inc.	531	44,413
WIRELESS TELECOMMUNICATION SERVICES — 2.1%
Crown Castle International Corp.(1)	281	20,277
SBA Communications Corp., Class A(1)	251	17,826
		38,103
TOTAL COMMON STOCKS (Cost $1,687,946)		1,814,552
Exchange-Traded Funds — 0.7%
iShares Russell 1000 Growth Index Fund (Cost $13,071)	203	$ 13,295
TOTAL INVESTMENT SECURITIES — 99.4% (Cost $1,701,017)		1,827,847
OTHER ASSETS AND LIABILITIES — 0.6%		10,531
TOTAL NET ASSETS — 100.0%		$1,838,378

Notes to Schedule of Investments

(1)Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

DECEMBER 31, 2012
Assets
Investment securities, at value (cost of $1,701,017)	$1,827,847
Cash	88,907
Receivable for investments sold	1,411
Receivable for capital shares sold	6,483
Dividends receivable	1,502
1,926,150

Liabilities
Payable for investments purchased	86,181
Accrued management fees	1,341
Distribution fees payable	250
87,772

Net Assets	$1,838,378

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,806,763
Accumulated net realized loss	(95,215)
Net unrealized appreciation	126,830
$1,838,378

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$520,566	50,486	$10.31
Class II, $0.01 Par Value	$1,317,812	127,826	$10.31

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED DECEMBER 31, 2012
Investment Income (Loss)
Income:
Dividends	$20,534

Expenses:
Management fees	11,151
Distribution fees - Class II	1,680
Directors’ fees and expenses	59
12,890

Net investment income (loss)	7,644

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(22,774)
Change in net unrealized appreciation (depreciation) on investments	142,560

Net realized and unrealized gain (loss)	119,786

Net Increase (Decrease) in Net Assets Resulting from Operations	$127,430

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEAR ENDED DECEMBER 31, 2012 AND PERIOD ENDED DECEMBER 31, 2011
Increase (Decrease) in Net Assets	December 31, 2012	December 31, 2011(1)
Operations
Net investment income (loss)	$7,644	$3,450
Net realized gain (loss)	(22,774)	(72,603)
Change in net unrealized appreciation (depreciation)	142,560	(15,730)
Net increase (decrease) in net assets resulting from operations	127,430	(84,883)

Distributions to Shareholders
From net investment income:
Class I	(2,738)	(1,980)
Class II	(4,988)	(1,525)
Decrease in net assets from distributions	(7,726)	(3,505)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	802,548	1,004,514

Net increase (decrease) in net assets	922,252	916,126

Net Assets
Beginning of period	916,126	—
End of period	$1,838,378	$916,126

(1)	May 2, 2011 (fund inception) through December 31, 2011.

See Notes to Financial Statements.

13

Notes to Financial Statements

DECEMBER 31, 2012

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in stocks of larger-sized companies that management believes will increase in value over time.

The fund offers Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services. All classes of the fund commenced sale on May 2, 2011, the fund’s inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

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Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the fund remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee for each class is 1.00% and 0.90% for Class I and Class II, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2012 are detailed in the Statement of Operations.

15

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC. ACIM owns 57% of the outstanding shares of the fund. ACIM does not invest in the fund for the purpose of exercising management or control.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2012 were $1,735,937 and $930,117, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2012		Period ended December 31, 2011(1)
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	50,000,000		50,000,000
Sold	—	—	50,000	$500,000
Issued in reinvestment of distributions	270	$2,738	216	1,980
	270	2,738	50,216	501,980
Class II/Shares Authorized	50,000,000		50,000,000
Sold	77,148	795,769	50,110	501,009
Issued in reinvestment of distributions	492	4,988	167	1,525
Redeemed	(91)	(947)	—	—
	77,549	799,810	50,277	502,534
Net increase (decrease)	77,819	$802,548	100,493	$1,004,514

(1)	May 2, 2011 (fund inception) through December 31, 2011.

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

16

7. Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2012 and period ended December 31, 2011 were as follows:

	2012	2011(1)
Distributions Paid From
Ordinary income	$7,726	$3,505
Long-term capital gains	—	—

(1)	May 2, 2011 (fund inception) through December 31, 2011.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,714,993
Gross tax appreciation of investments	$133,143
Gross tax depreciation of investments	(20,289)
Net tax appreciation (depreciation) of investments	$112,854
Undistributed ordinary income	—
Accumulated short-term capital losses	$(72,444)
Accumulated long-term capital losses	$(8,795)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

17

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2012	$9.12	0.07	1.17	1.24	(0.05)	$10.31	13.66%	1.01%	0.73%	78%	$521
2011(3)	$10.00	0.04	(0.88)	(0.84)	(0.04)	$9.12	(8.41)%	1.00%(4)	0.64%(4)	66%	$458
Class II
2012	$9.12	0.06	1.17	1.23	(0.04)	$10.31	13.49%	1.16%	0.58%	78%	$1,318
2011(3)	$10.00	0.03	(0.88)	(0.85)	(0.03)	$9.12	(8.50)%	1.15%(4)	0.49%(4)	66%	$458

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)	May 2, 2011 (fund inception) through December 31, 2011.
(4)	Annualized.

See Notes to Financial Statements.

18

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Growth Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the “Corporation”) as of December 31, 2012, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year ended December 31, 2012 and for the period from May 2, 2011 (fund inception) through December 31, 2011. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Growth Fund of American Century Variable Portfolios, Inc., as of December 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 2012 and for the period from May 2, 2011 (fund inception) through December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 12, 2013

19

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

20

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services)(2004 to 2010)	66	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

21

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS
Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

22

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $7,726, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2012 as qualified for the corporate dividends received deduction.

23

Notes

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Variable Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-77342   1302

ANNUAL REPORT           DECEMBER 31, 2012

VP Capital Appreciation Fund

Market Perspective	2
Performance	3
Portfolio Commentary	4
Fund Characteristics	6
Shareholder Fee Example	7
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Notes to Financial Statements	14
Financial Highlights	19
Report of Independent Registered Public Accounting Firm	20
Management	21
Additional Information	24

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

Central Bank Actions Helped Drive Stocks Higher

Stock market performance remained robust during the 12-month period ended December 31, 2012. Despite persistent concerns about weakening global economies and Europe’s ongoing financial crisis, investors largely focused on central bank stimulus measures, which fueled much of the period’s market optimism.

The period began on an upbeat note, but a barrage of disappointing U.S. economic data released in the second calendar quarter of 2012, combined with ongoing problems in Europe, triggered recession fears and a short-term market selloff. In this environment, investors presumed the European Central Bank (ECB) and the U.S. Federal Reserve (the Fed) would step in with additional stimulus measures. These programs helped encourage investor optimism and keep stocks and other riskier assets in favor.

Stock market sentiment shifted late in the year, though, as market anxiety leading up to and following the November elections quickly turned to worries surrounding the impact of the massive federal tax hikes and spending cuts scheduled for January 1, 2013, dubbed the “fiscal cliff.” Against this backdrop, stocks generally struggled before rallying on the final day of the year, when policymakers closed in on a fiscal cliff deal.

Value stocks outperformed their growth stock counterparts across the capitalization spectrum. Much of this was due to strong one-year returns from the financials and telecommunication services sectors, where many value-oriented stocks reside.

Stocks Vulnerable but Opportunities Exist

Looking ahead, stock valuations remain attractive relative to historical averages, but corporate profit margins have started to decline from record highs. And although equities performed well in 2012, they did so despite economic and political uncertainty, reflecting, in part, pessimistic expectations about future growth. Therefore, equities now are somewhat more vulnerable on any of these fronts.

Nevertheless, we believe it’s still possible to find individual companies growing earnings. These are companies benefiting from fundamental business trends as a result of a new product launch, market share gains, secular change, or beneficial acquisition. We believe our disciplined, bottom-up approach to stock selection will help us uncover such opportunities.

U.S. Stock Index Returns
For the 12 months ended December 31, 2012
Russell 1000 Index (Large-Cap)	16.42%	Russell 2000 Index (Small-Cap)	16.35%
Russell 1000 Growth Index	15.26%	Russell 2000 Growth Index	14.59%
Russell 1000 Value Index	17.51%	Russell 2000 Value Index	18.05%
Russell Midcap Index	17.28%
Russell Midcap Growth Index	15.81%
Russell Midcap Value Index	18.51%

2

Performance

Total Returns as of December 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVCIX	16.00%	0.99%	10.99%	8.03%	11/20/87
Russell Midcap Growth Index	—	15.81%	3.23%	10.32%	10.77%(1)	—

(1)	Since 11/30/87, the date nearest Class I’s inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2002

Total Annual Fund Operating Expenses
Class I 1.00%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Portfolio Commentary

Portfolio Managers: David Hollond and Greg Walsh

Performance Summary

VP Capital Appreciation returned 16.00% for the 12 months ended December 31, 2012, outpacing the 15.81% return of the portfolio’s benchmark, the Russell Midcap Growth Index.

As discussed in the Market Perspective on page 2, equity indices delivered solid returns for the year, although they experienced considerable volatility along the way. Markets grappled with weak economic data from China, European sovereign debt issues, and uncertainty about the U.S. presidential election and looming “fiscal cliff”. Price momentum and acceleration, two factors that the VP Capital Appreciation team looks for in portfolio holdings, were not rewarded consistently during the reporting period. Still, the portfolio delivered solid results and edged past its benchmark.

Within the portfolio, stock decisions in the information technology, consumer staples, and health care sectors accounted for the bulk of outperformance versus the benchmark. Stock selection in the materials and industrials sectors partially trimmed those relative gains.

Information Technology Drove Outperformance

In the information technology sector, beneficial stock decisions in the software group included an overweight stake in cloud-based software provider NetSuite, whose share price gained as the company delivered earnings results that were in excess of analysts’ expectations. In the IT services group, Alliance Data Systems contributed. The store credit card and loyalty program marketer has achieved higher-than-expected earnings growth, in part due to accelerated spending within its private label card business and sharply lower credit losses. Elsewhere in the technology sector, the portfolio was rewarded for an underweight allocation to the semiconductor group, which declined in the benchmark.

Consumer Staples, Health Care Contributed

Outperformance in consumer staples was driven by positions in the food and staples retailing group, including an overweight stake in Whole Foods Market. The company continued to post solid results and see strong volume trends even in the face of weaker economic data, as a secular trend toward healthier diets and organic foods fueled demand. Elsewhere in the sector, the portfolio sidestepped the personal products industry group, an allocation decision that also helped relative results.

The health care sector was a source of relative gains, attributable largely to stock decisions among health care providers. The top individual contributor in the portfolio by far was pharmacy benefit manager SXC Health Solutions, which acquired Catalyst Health Solutions during the reporting period. The portfolio held overweight positions in both companies, and they each posted strong returns. The merger provides the combined entity (renamed Catamaran Corp.) increased scale to go after larger potential clients.

4

Materials, Industrials Detracted

Relative underperformance in the materials sector was primarily a function of benchmark names to which VP Capital Appreciation was underexposed. The two largest detractors were paint companies Sherwin-Williams, which the portfolio underweighted, and PPG Industries, which the portfolio did not own. Both companies outperformed as housing data for both new construction and renovations started to stabilize and improve.

The industrials sector was a meaningful source of underperformance versus the benchmark. Commercial services overweight Clean Harbors detracted. The hazardous waste disposal company suffered from concerns about pricing pressure in their energy service business as natural gas prices fell. In the electrical equipment industry group, Polypore, which manufactures lithium-ion separators used in electric vehicles, was hurt over competitor concern. In the machinery industry, mining equipment manufacturer Joy Global was one of several overweight positions that trimmed relative performance. The mining equipment company underperformed along with lower metals prices and slowing economic growth.

Outlook

VP Capital Appreciation’s investment process focuses primarily on medium-sized and smaller companies with accelerating revenue and earnings growth rates and share price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell Midcap Growth Index. The investment team is cautiously optimistic these trends will improve, based on current fundamentals and a long history of successfully utilizing these characteristics in the investment process. We continue to strive for smart risk-taking with regard to portfolio construction.

5

Fund Characteristics

DECEMBER 31, 2012
Top Ten Holdings	% of net assets
Catamaran Corp.	2.9%
Alliance Data Systems Corp.	2.9%
Kansas City Southern	2.4%
Whole Foods Market, Inc.	2.4%
SBA Communications Corp., Class A	1.9%
PetSmart, Inc.	1.9%
FMC Corp.	1.7%
Alexion Pharmaceuticals, Inc.	1.6%
Costco Wholesale Corp.	1.6%
Discover Financial Services	1.5%

Top Five Industries	% of net assets
Specialty Retail	8.4%
Chemicals	4.7%
Biotechnology	4.7%
Food and Staples Retailing	4.6%
IT Services	4.4%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	90.2%
Foreign Common Stocks*	7.3%
Total Common Stocks	97.5%
Temporary Cash Investments	2.5%
Other Assets and Liabilities	—**

*	Includes depositary shares, dual listed securities and foreign ordinary shares.
**	Category is less than 0.05% of total net assets.

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period(1) 7/1/12 – 12/31/12	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,032.70	$5.11	1.00%
Hypothetical
Class I	$1,000	$1,020.11	$5.08	1.00%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

7

Schedule of Investments

DECEMBER 31, 2012

	Shares	Value
Common Stocks — 97.5%
AEROSPACE AND DEFENSE — 2.2%
TransDigm Group, Inc.	36,519	$ 4,979,731
Triumph Group, Inc.	45,652	2,981,075
		7,960,806
AUTO COMPONENTS — 0.9%
BorgWarner, Inc.(1)	46,056	3,298,531
AUTOMOBILES — 1.4%
Harley-Davidson, Inc.	103,251	5,042,779
BEVERAGES — 0.5%
Beam, Inc.	12,264	749,208
Brown-Forman Corp., Class B	18,962	1,199,346
		1,948,554
BIOTECHNOLOGY — 4.7%
Alexion Pharmaceuticals, Inc.(1)	63,240	5,932,545
Grifols SA(1)	102,087	3,591,763
Medivation, Inc.(1)	36,077	1,845,699
Onyx Pharmaceuticals, Inc.(1)	24,336	1,838,098
Regeneron Pharmaceuticals, Inc.(1)	21,244	3,634,211
		16,842,316
BUILDING PRODUCTS — 0.8%
Fortune Brands Home & Security, Inc.(1)	102,033	2,981,404
CAPITAL MARKETS — 1.9%
KKR & Co. LP	122,194	1,861,015
Lazard Ltd. Class A	69,042	2,060,213
Raymond James Financial, Inc.	75,566	2,911,558
		6,832,786
CHEMICALS — 4.7%
Airgas, Inc.	43,124	3,936,790
American Vanguard Corp.	47,403	1,472,811
Cytec Industries, Inc.	30,492	2,098,764
FMC Corp.	104,621	6,122,421
Sherwin-Williams Co. (The)	21,829	3,357,737
		16,988,523
COMMERCIAL BANKS — 1.2%
East West Bancorp., Inc.	93,750	2,014,688
SVB Financial Group(1)	43,284	2,422,605
		4,437,293
COMMERCIAL SERVICES AND SUPPLIES — 1.6%
Cintas Corp.	53,598	2,192,158
Stericycle, Inc.(1)	39,204	3,656,557
		5,848,715
COMMUNICATIONS EQUIPMENT — 0.6%
Palo Alto Networks, Inc.(1)	37,514	2,007,749
COMPUTERS AND PERIPHERALS — 2.4%
Apple, Inc.	8,473	4,516,363
NetApp, Inc.(1)	119,420	4,006,541
		8,522,904
CONSTRUCTION AND ENGINEERING — 2.2%
Chicago Bridge & Iron Co. NV New York Shares	43,688	2,024,939
MasTec, Inc.(1)	80,652	2,010,655
Quanta Services, Inc.(1)	143,246	3,909,183
		7,944,777
CONSTRUCTION MATERIALS — 0.4%
Martin Marietta Materials, Inc.	13,847	1,305,495
CONSUMER FINANCE — 1.5%
Discover Financial Services	138,823	5,351,627
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.8%
tw telecom, inc., Class A(1)	113,353	2,887,101
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 1.4%
Trimble Navigation Ltd.(1)	84,879	5,074,067
ENERGY EQUIPMENT AND SERVICES — 2.1%
Atwood Oceanics, Inc.(1)	45,686	2,091,962
National Oilwell Varco, Inc.	53,474	3,654,948
Oil States International, Inc.(1)	25,699	1,838,506
		7,585,416
FOOD AND STAPLES RETAILING — 4.6%
Costco Wholesale Corp.	59,287	5,855,777
PriceSmart, Inc.	29,197	2,249,629
Whole Foods Market, Inc.	93,535	8,542,551
		16,647,957
FOOD PRODUCTS — 2.1%
Hain Celestial Group, Inc. (The)(1)	30,608	1,659,566
McCormick & Co., Inc.	47,875	3,041,498
Mead Johnson Nutrition Co.	40,619	2,676,386
		7,377,450
HEALTH CARE EQUIPMENT AND SUPPLIES — 1.7%
Cooper Cos., Inc. (The)	28,353	2,622,085
IDEXX Laboratories, Inc.(1)	39,326	3,649,453
		6,271,538
HEALTH CARE PROVIDERS AND SERVICES — 3.8%
Catamaran Corp.(1)	222,351	10,474,956
Express Scripts Holding Co.(1)	59,889	3,234,006
		13,708,962

8

Shares	Value
HEALTH CARE TECHNOLOGY — 0.8%
Cerner Corp.(1)	37,565	$ 2,916,547
HOTELS, RESTAURANTS AND LEISURE — 1.3%
Bally Technologies, Inc.(1)	48,531	2,169,821
Panera Bread Co., Class A(1)	16,702	2,652,779
		4,822,600
HOUSEHOLD DURABLES — 0.8%
Toll Brothers, Inc.(1)	84,967	2,746,983
HOUSEHOLD PRODUCTS — 1.2%
Church & Dwight Co., Inc.	79,294	4,247,780
INSURANCE — 0.5%
Cincinnati Financial Corp.	45,714	1,790,160
INTERNET AND CATALOG RETAIL — 2.2%
Blue Nile, Inc.(1)	20,334	782,859
Expedia, Inc.	55,713	3,423,564
priceline.com, Inc.(1)	6,231	3,870,697
		8,077,120
INTERNET SOFTWARE AND SERVICES — 3.3%
Equinix, Inc.(1)	18,298	3,773,048
LinkedIn Corp., Class A(1)	37,120	4,262,118
Rackspace Hosting, Inc.(1)	51,779	3,845,626
		11,880,792
IT SERVICES — 4.4%
Alliance Data Systems Corp.(1)	71,017	10,280,421
Cognizant Technology Solutions Corp., Class A(1)	26,635	1,972,322
Teradata Corp.(1)	59,039	3,653,923
		15,906,666
MACHINERY — 3.3%
Chart Industries, Inc.(1)	28,911	1,927,496
Flowserve Corp.	25,031	3,674,551
Trinity Industries, Inc.	85,950	3,078,729
Valmont Industries, Inc.	24,455	3,339,330
		12,020,106
MEDIA — 2.8%
AMC Networks, Inc.(1)	35,678	1,766,061
Discovery Communications, Inc. Class A(1)	61,811	3,923,762
Scripps Networks Interactive, Inc. Class A	31,378	1,817,414
Sirius XM Radio, Inc.	843,979	2,439,099
		9,946,336
METALS AND MINING — 1.6%
Carpenter Technology Corp.	77,784	4,015,988
First Quantum Minerals Ltd.	82,789	1,823,572
		5,839,560
MULTILINE RETAIL — 0.8%
Family Dollar Stores, Inc.	47,126	2,988,260
OIL, GAS AND CONSUMABLE FUELS — 3.1%
Cabot Oil & Gas Corp.	73,015	3,631,766
Concho Resources, Inc.(1)	39,100	3,149,896
Linn Energy LLC	75,899	2,674,681
Peabody Energy Corp.	68,242	1,815,920
		11,272,263
PHARMACEUTICALS — 2.6%
Perrigo Co.	47,945	4,987,718
Watson Pharmaceuticals, Inc.(1)	49,319	4,241,434
		9,229,152
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 0.6%
CBRE Group, Inc.(1)	113,744	2,263,506
ROAD AND RAIL — 3.4%
Canadian Pacific Railway Ltd.	32,982	3,351,631
Kansas City Southern	105,677	8,821,916
		12,173,547
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.7%
ARM Holdings plc	31,972	408,823
Avago Technologies Ltd.	48,148	1,524,366
NXP Semiconductor NV(1)	107,489	2,834,485
Xilinx, Inc.	137,384	4,932,086
		9,699,760
SOFTWARE — 3.8%
CommVault Systems, Inc.(1)	32,012	2,231,556
NetSuite, Inc.(1)	71,306	4,798,894
Nuance Communications, Inc.(1)	113,975	2,543,922
Salesforce.com, Inc.(1)	12,388	2,082,423
Splunk, Inc.(1)	64,928	1,884,211
		13,541,006
SPECIALTY RETAIL — 8.4%
Cabela’s, Inc.(1)	30,689	1,281,266
DSW, Inc., Class A	44,224	2,905,075
Gap, Inc. (The)	65,217	2,024,336
GNC Holdings, Inc. Class A	64,664	2,152,018
Lumber Liquidators Holdings, Inc.(1)	36,438	1,925,019
O’Reilly Automotive, Inc.(1)	20,167	1,803,333
PetSmart, Inc.	101,570	6,941,294
Ross Stores, Inc.	40,630	2,200,114
Tractor Supply Co.	33,834	2,989,572
Ulta Salon Cosmetics & Fragrance, Inc.	45,461	4,466,998
Urban Outfitters, Inc.(1)	37,037	1,457,776
		30,146,801

9

Shares	Value

TEXTILES, APPAREL AND LUXURY GOODS — 3.4%
Lululemon Athletica, Inc.(1)	24,488	$ 1,866,720
Michael Kors Holdings Ltd.(1)	98,389	5,020,791
PVH Corp.	28,012	3,109,612
Under Armour, Inc. Class A(1)	46,784	2,270,428
		12,267,551
TRADING COMPANIES AND DISTRIBUTORS — 1.1%
United Rentals, Inc.(1)	85,322	3,883,857
WIRELESS TELECOMMUNICATION SERVICES — 1.9%
SBA Communications Corp., Class A(1)	98,789	7,015,995
TOTAL COMMON STOCKS (Cost $261,230,210)		351,543,098
Temporary Cash Investments — 2.5%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.625% – 0.875%, 2/28/17 – 8/31/17, valued at $4,843,645), in a joint trading account at 0.12%, dated 12/31/12, due 1/2/13 (Delivery value $4,747,031)		4,746,999
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.75%, 8/15/41, valued at $2,423,557), in a joint trading account at 0.15%, dated 12/31/12, due 1/2/13 (Delivery value $2,373,520)		2,373,500
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $806,501), in a joint trading account at 0.12%, dated 12/31/12, due 1/2/13 (Delivery value $791,171)		791,166
SSgA U.S. Government Money Market Fund	1,031,798	1,031,798
TOTAL TEMPORARY CASH INVESTMENTS (Cost $8,943,463)		8,943,463
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $270,173,673)		360,486,561
OTHER ASSETS AND LIABILITIES†		(41,617)
TOTAL NET ASSETS — 100.0%		$360,444,944

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
1,338,077	CAD for USD	UBS AG	1/31/13	$1,344,435	$2,425
83,320	EUR for USD	UBS AG	1/31/13	110,004	204
1,876,239	EUR for USD	UBS AG	1/31/13	2,477,135	(2,103)
				$3,931,574	$526

(Value on Settlement Date $3,932,100)

Notes to Schedule of Investments

CAD = Canadian Dollar
EUR = Euro
USD = United States Dollar
† Category is less than 0.05% of total net assets.
(1)  Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

DECEMBER 31, 2012
Assets
Investment securities, at value (cost of $270,173,673)	$360,486,561
Receivable for investments sold	1,559,851
Receivable for capital shares sold	208,931
Unrealized gain on forward foreign currency exchange contracts	2,629
Dividends and interest receivable	125,952
362,383,924

Liabilities
Payable for investments purchased	1,619,709
Payable for capital shares redeemed	13,720
Unrealized loss on forward foreign currency exchange contracts	2,103
Accrued management fees	303,448
1,938,980

Net Assets	$360,444,944

Class I Capital Shares, $0.01 Par Value
Shares authorized	150,000,000
Shares outstanding	24,793,815

Net Asset Value Per Share	$14.54

Net Assets Consist of:
Capital (par value and paid-in surplus)	$255,500,642
Accumulated net investment loss	(47,480)
Undistributed net realized gain	14,678,391
Net unrealized appreciation	90,313,391
$360,444,944

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED DECEMBER 31, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $3,547)	$3,465,021
Interest	8,760
3,473,781

Expenses:
Management fees	3,588,623
Directors’ fees and expenses	12,230
3,600,853

Net investment income (loss)	(127,072)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	15,324,018
Foreign currency transactions	(28,545)
15,295,473

Change in net unrealized appreciation (depreciation) on:
Investments	35,097,662
Translation of assets and liabilities in foreign currencies	(31,394)
35,066,268

Net realized and unrealized gain (loss)	50,361,741

Net Increase (Decrease) in Net Assets Resulting from Operations	$50,234,669

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2012 AND DECEMBER 31, 2011
Increase (Decrease) in Net Assets	December 31, 2012	December 31, 2011
Operations
Net investment income (loss)	$(127,072)	$(1,358,785)
Net realized gain (loss)	15,295,473	33,546,780
Change in net unrealized appreciation (depreciation)	35,066,268	(55,701,496)
Net increase (decrease) in net assets resulting from operations	50,234,669	(23,513,501)

Distributions to Shareholders
From net realized gains	(19,671,679)	—

Capital Share Transactions
Proceeds from shares sold	41,711,095	50,828,232
Proceeds from reinvestment of distributions	19,671,679	—
Payments for shares redeemed	(45,284,876)	(70,265,057)
Net increase (decrease) in net assets from capital share transactions	16,097,898	(19,436,825)

Net increase (decrease) in net assets	46,660,888	(42,950,326)

Net Assets
Beginning of period	313,784,056	356,734,382
End of period	$360,444,944	$313,784,056

Accumulated net investment loss	$(47,480)	$(32,146)

Transactions in Shares of the Fund
Sold	2,887,680	3,489,447
Issued in reinvestment of distributions	1,320,247	—
Redeemed	(3,154,015)	(4,970,631)
Net increase (decrease) in shares of the fund	1,053,912	(1,481,184)

See Notes to Financial Statements.

13

Notes to Financial Statements

DECEMBER 31, 2012

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Capital Appreciation Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund pursues its objective by investing in stocks of medium-sized and smaller companies that management believes will increase in value over time.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

14

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

15

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.90% to 1.00%. The effective annual management fee for the year ended December 31, 2012 was 1.00%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2012 were $259,550,243 and $266,950,743, respectively.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

16

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$325,166,209	—	—
Foreign Common Stocks	20,552,731	$5,824,158	—
Temporary Cash Investments	1,031,798	7,911,665	—
Total Value of Investment Securities	$346,750,738	$13,735,823	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$526	—

6. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of December 31, 2012, is disclosed on the Statement of Assets and Liabilities as an asset of $2,629 in unrealized gain on forward foreign currency exchange contracts and a liability of $2,103 in unrealized loss on forward foreign currency exchange contracts. For the year ended December 31, 2012, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(35,422) in net realized gain (loss) on foreign currency transactions and $(31,620) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

The fund invests in common stocks of small companies. Because of this, it may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

17

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	—	—
Long-term capital gains	$19,671,679	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$270,126,677
Gross tax appreciation of investments	$93,530,116
Gross tax depreciation of investments	(3,170,232)
Net tax appreciation (depreciation) of investments	$90,359,884
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$(436)
Net tax appreciation (depreciation)	$90,359,448
Undistributed ordinary income	—
Accumulated long-term gains	$14,631,396
Late-year ordinary loss deferral	$(46,542)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends received.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2012	$13.22	(0.01)	2.15	2.14	—	(0.82)	(0.82)	$14.54	16.00%	1.00%	(0.04)%	74%	$360,445
2011	$14.14	(0.05)	(0.87)	(0.92)	—	—	—	$13.22	(6.51)%	1.00%	(0.39)%	98%	$313,784
2010	$10.77	(0.04)	3.41	3.37	—	—	—	$14.14	31.29%	1.01%	(0.35)%	117%	$356,734
2009	$7.94	(0.02)	2.92	2.90	(0.07)	—	(0.07)	$10.77	37.07%	1.00%	(0.27)%	153%	$265,304
2008	$15.98	(0.05)	(6.96)	(7.01)	—	(1.03)	(1.03)	$7.94	(46.18)%	1.00%	(0.39)%	166%	$269,681

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

19

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Capital Appreciation Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the “Corporation”) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Capital Appreciation Fund of American Century Variable Portfolios, Inc., as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 12, 2013

20

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

21

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	66	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

22

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted.
No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS
Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

23

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $19,671,679, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended December 31, 2012.

The fund hereby designates $7,350, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended December 31, 2011. The fund utilized earnings and profits of $7,350 distributed to shareholders on redemption of shares as part of the dividends paid deduction.

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Variable Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-77336   1302

ANNUAL REPORT                 DECEMBER 31, 2012

VP Income & Growth Fund

Market Perspective	2
Performance	3
Portfolio Commentary	4
Fund Characteristics	6
Shareholder Fee Example	7
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Notes to Financial Statements	14
Financial Highlights	19
Report of Independent Registered Public Accounting Firm	21
Management	22
Additional Information	25

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

Central Bank Actions Helped Drive Stocks Higher

Stock market performance remained robust during the 12-month period ended December 31, 2012. Despite persistent concerns about weakening global economies and Europe’s ongoing financial crisis, investors largely focused on central bank stimulus measures, which fueled much of the period’s market optimism.

The period began on an upbeat note, but a barrage of disappointing U.S. economic data released in the second calendar quarter of 2012, combined with ongoing problems in Europe, triggered recession fears and a short-term market selloff. In this environment, investors presumed the European Central Bank (ECB) and the U.S. Federal Reserve (the Fed) would step in with additional stimulus measures. These programs helped encourage investor optimism and keep stocks and other riskier assets in favor.

Stock market sentiment shifted late in the year, though, as market anxiety leading up to and following the November elections quickly turned to worries surrounding the impact of the massive federal tax hikes and spending cuts scheduled for January 1, 2013, dubbed the “fiscal cliff.” Against this backdrop, stocks generally struggled before rallying on the final day of the year, when policymakers closed in on a fiscal cliff deal.

Value stocks outperformed their growth stock counterparts across the capitalization spectrum. Much of this was due to strong one-year returns from the financials and telecommunication services sectors, where many value-oriented stocks reside.

Stocks Vulnerable but Opportunities Exist

Looking ahead, stock valuations remain attractive relative to historical averages, but corporate profit margins have started to decline from record highs. And although equities performed well in 2012, they did so despite economic and political uncertainty, reflecting, in part, pessimistic expectations about future growth. Therefore, equities now are somewhat more vulnerable on any of these fronts.

Nevertheless, we believe it’s still possible to find individual companies growing earnings. These are companies benefiting from fundamental business trends as a result of a new product launch, market share gains, secular change, or beneficial acquisition. We believe our disciplined, bottom-up approach to stock selection will help us uncover such opportunities.

U.S. Stock Index Returns
For the 12 months ended December 31, 2012
Russell 1000 Index (Large-Cap)	16.42%	Russell 2000 Index (Small-Cap)	16.35%
Russell 1000 Growth Index	15.26%	Russell 2000 Growth Index	14.59%
Russell 1000 Value Index	17.51%	Russell 2000 Value Index	18.05%
Russell Midcap Index	17.28%
Russell Midcap Growth Index	15.81%
Russell Midcap Value Index	18.51%

2

Performance

Total Returns as of December 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVGIX	14.74%	0.85%	6.44%	4.64%	10/30/97
S&P 500 Index	—	16.00%	1.66%	7.10%	4.85%(1)	—
Class II	AVPGX	14.46%	0.60%	6.18%	3.92%	5/1/02
Class III	AIGTX	14.74%	0.85%	6.44%	5.24%	6/26/02

(1)	Since 10/31/97, the date nearest Class I’s inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2002

Total Annual Fund Operating Expenses
Class I	Class II	Class III
0.70%	0.95%	0.70%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Portfolio Commentary

Portfolio Managers: Brian Garbe and Claudia Musat

Performance Summary

VP Income & Growth returned 14.74%* in 2012, compared with the 16.00% return of its benchmark, the S&P 500 Index.

Despite solid results during a sometimes-turbulent market environment, the fund was unable to keep pace with the S&P 500 Index for the year. Toward year-end, the strong market performance was supported by a relatively robust earnings environment, with 65% of the companies in the S&P 500 surprising on the upside during the third quarter. Value indices outperformed growth for the first time in three years, although those stocks with above-average dividend yields were relative underperformers. Mid-cap holdings led their small- and large-cap peers.

In the portfolio, holdings in the financials and consumer staples sectors accounted for the bulk of the underperformance, while stock selection in the energy and information technology sectors contributed to VP Income & Growth’s results relative to the index.

Absolute Performance Driven by Technology

Income & Growth’s absolute return for the 12 months was driven primarily by strong performance in the information technology sector, which generated double-digit gains. The leading contributors in the sector included Apple, Computer Sciences Corp., and AOL.

The utilities and consumer staples sectors produced the lowest absolute results, as both sectors returned less than 4% during 2012. Notable individual detractors included utilities Entergy and Ameren, both of which declined during the year. Holdings that saw the largest absolute declines in consumer staples included grocery retailer SUPERVALU and food products giants Tyson Foods and Archer-Daniels-Midland.

Financials and Consumer Staples Detracted

The financials sector proved to be the largest detractor from VP Income & Growth’s performance relative to the S&P 500 Index in 2012. Holdings in the sector underperformed their counterparts in the index and the fund’s smaller-than-index exposure to financials, the best-performing sector within the index, also had a negative impact on relative returns. The most significant relative detractors during the year were diversified financial services companies, which were under-represented in the fund. The financials sector rode the wave of improving economic and credit trends, as well as supportive monetary policy by the Federal Reserve Bank, to see a number of names perform well during the year. Bank of America and Citigroup were among the largest relative detractors from results. Both appreciated significantly during the period, and not holding the benchmark weighting in the companies was detrimental to performance. This underweight hurt relative results during a period when both companies appreciated significantly.

*All fund returns referenced in this commentary are for Class I shares.

4

Holdings in the consumer staples sector also weighed on the fund’s relative returns. The negative impact was especially pronounced among food products companies, where the fund maintained greater-than-index exposure in 2012. This overweight, particularly to Tyson Foods, negatively impacted results due to poor performance among most of the industry’s constituents. Food and staples retailers also saw negative results, led by grocery chain SUPERVALU, which was among the main absolute and relative detractors to performance in the fund.

Energy and Technology Added Value

VP Income & Growth’s holdings in the energy and information technology sectors added value relative to their counterparts in the S&P 500 Index in 2012. Although the energy sector was among the weaker index performers during the year, the fund’s stock choices within the sector boosted overall returns. Holdings in both the oil, gas and consumable fuels and energy equipment and services industries benefited performance. An underweight to the latter also boosted results as the industry fared poorly during the year. Unlike the sector as a whole, several oil producers and refiners saw strong performance, including Valero Energy and Marathon Petroleum. An overweight to the holdings contributed to both relative and absolute returns.

Strong stock selection in information technology also boosted relative performance. Computers and peripherals holdings, many of which saw double-digit returns in 2012, were particularly beneficial. Most beneficial, however, was an underweight to Hewlett Packard, which fell 43% in 2012 as it continued to struggle amid ongoing growth concerns. Among other IT holdings, overweights to Computer Sciences Corp. and AOL, which gained 73% and 128% respectively for the year, added value.

Outlook

As we move into 2013, the most important factor that is likely to impact the stock market in the near term is uncertainty—about the global economic outlook, the U.S. debt ceiling and sequester situations, the grindingly slow U.S. job market recovery, the ongoing impact of fiscal austerity measures in Europe, and the pace of growth in emerging economies. Consequently, we expect to see continued financial market volatility in the coming year.

We believe that our disciplined, systematic investment process is especially beneficial in periods of extreme market volatility, because we adhere to our objective investment approach regardless of the short-term swings and emotion sweeping the financial markets. It also allows us to take advantage of pricing inefficiencies that often result from volatile market conditions. We believe this approach will produce favorable returns for our shareholders over the long term.

5

Fund Characteristics

DECEMBER 31, 2012
Top Ten Holdings	% of net assets
Exxon Mobil Corp.	4.0%
Apple, Inc.	3.9%
Chevron Corp.	2.6%
Microsoft Corp.	2.4%
AT&T, Inc.	2.3%
Pfizer, Inc.	2.3%
JPMorgan Chase & Co.	2.1%
Johnson & Johnson	1.8%
Verizon Communications, Inc.	1.8%
Cisco Systems, Inc.	1.7%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	11.1%
Pharmaceuticals	7.1%
Computers and Peripherals	6.9%
Insurance	6.4%
Health Care Equipment and Supplies	4.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.0%
Temporary Cash Investments	0.7%
Other Assets and Liabilities	0.3%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period(1) 7/1/12 – 12/31/12	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,053.70	$3.61	0.70%
Class II	$1,000	$1,052.30	$4.90	0.95%
Class III	$1,000	$1,053.70	$3.61	0.70%
Hypothetical
Class I	$1,000	$1,021.62	$3.56	0.70%
Class II	$1,000	$1,020.36	$4.82	0.95%
Class III	$1,000	$1,021.62	$3.56	0.70%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

7

Schedule of Investments

DECEMBER 31, 2012

	Shares	Value
Common Stocks — 99.0%
AEROSPACE AND DEFENSE — 4.1%
Boeing Co. (The)	15,887	$ 1,197,244
General Dynamics Corp.	34,335	2,378,385
Lockheed Martin Corp.	25,869	2,387,450
Northrop Grumman Corp.	40,043	2,706,106
Raytheon Co.	20,351	1,171,404
		9,840,589
AIR FREIGHT AND LOGISTICS — 0.6%
United Parcel Service, Inc., Class B	18,038	1,329,942
BEVERAGES — 0.3%
Coca-Cola Co. (The)	19,461	705,461
PepsiCo, Inc.	1,338	91,560
		797,021
BIOTECHNOLOGY — 1.3%
Amgen, Inc.	35,575	3,070,834
CAPITAL MARKETS — 0.4%
Waddell & Reed Financial, Inc.	29,230	1,017,789
CHEMICALS — 4.2%
CF Industries Holdings, Inc.	9,617	1,953,790
Dow Chemical Co. (The)	41,238	1,332,812
E.I. du Pont de Nemours & Co.	59,603	2,680,347
Monsanto Co.	31,582	2,989,236
PPG Industries, Inc.	7,668	1,037,864
		9,994,049
COMMERCIAL BANKS — 1.6%
Bank of Montreal	31,369	1,922,920
BB&T Corp.	21,385	622,517
Wells Fargo & Co.	40,183	1,373,455
		3,918,892
COMMERCIAL SERVICES AND SUPPLIES — 1.1%
Avery Dennison Corp.	24,448	853,724
Pitney Bowes, Inc.	167,642	1,783,711
		2,637,435
COMMUNICATIONS EQUIPMENT — 2.2%
Cisco Systems, Inc.	207,346	4,074,349
Harris Corp.	24,563	1,202,604
		5,276,953
COMPUTERS AND PERIPHERALS — 6.9%
Apple, Inc.	17,673	9,420,239
Dell, Inc.	133,857	1,355,971
Hewlett-Packard Co.	41,720	594,510
Lexmark International, Inc., Class A	57,592	1,335,559
Seagate Technology plc	53,348	1,626,047
Western Digital Corp.	50,505	2,145,958
		16,478,284
CONSUMER FINANCE — 0.6%
American Express Co.	1,434	82,426
Cash America International, Inc.	30,705	1,218,068
		1,300,494
DIVERSIFIED CONSUMER SERVICES — 0.9%
H&R Block, Inc.	111,343	2,067,639
DIVERSIFIED FINANCIAL SERVICES — 2.1%
JPMorgan Chase & Co.	111,536	4,904,238
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.7%
AT&T, Inc.	165,814	5,589,590
BCE, Inc.	32,641	1,401,604
Verizon Communications, Inc.	98,747	4,272,783
		11,263,977
ELECTRIC UTILITIES — 0.5%
Portland General Electric Co.	46,834	1,281,378
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.2%
Molex, Inc.	20,932	572,072
FOOD AND STAPLES RETAILING — 2.4%
CVS Caremark Corp.	64,171	3,102,668
Wal-Mart Stores, Inc.	38,797	2,647,119
		5,749,787
FOOD PRODUCTS — 1.1%
Campbell Soup Co.	57,288	1,998,779
Kraft Foods Group, Inc.	11,424	519,449
		2,518,228
HEALTH CARE EQUIPMENT AND SUPPLIES — 4.7%
Abbott Laboratories	56,327	3,689,419
Baxter International, Inc.	20,221	1,347,932
Becton, Dickinson and Co.	12,737	995,906
Medtronic, Inc.	63,717	2,613,671
St. Jude Medical, Inc.	58,403	2,110,684
Stryker Corp.	9,580	525,176
		11,282,788
HEALTH CARE PROVIDERS AND SERVICES — 1.2%
UnitedHealth Group, Inc.	48,863	2,650,329
WellPoint, Inc.	2,795	170,271
		2,820,600
HOUSEHOLD DURABLES — 0.9%
Garmin Ltd.	48,660	1,986,301
Newell Rubbermaid, Inc.	7,226	160,923
		2,147,224

8

Shares	Value
HOUSEHOLD PRODUCTS — 1.4%
Kimberly-Clark Corp.	21,742	$ 1,835,677
Procter & Gamble Co. (The)	22,548	1,530,784
		3,366,461
INDUSTRIAL CONGLOMERATES — 1.0%
General Electric Co.	108,783	2,283,355
INSURANCE — 6.4%
ACE Ltd.	14,246	1,136,831
Aflac, Inc.	49,603	2,634,911
Allied World Assurance Co. Holdings AG	13,667	1,076,960
Allstate Corp. (The)	31,485	1,264,752
Axis Capital Holdings Ltd.	46,982	1,627,457
Berkshire Hathaway, Inc., Class B(1)	8,160	731,952
Marsh & McLennan Cos., Inc.	5,287	182,243
Mercury General Corp.	12,056	478,503
MetLife, Inc.	49,020	1,614,719
Old Republic International Corp.	44,129	469,974
Prudential Financial, Inc.	46,195	2,463,579
Sun Life Financial, Inc.	10,944	290,344
Travelers Cos., Inc. (The)	18,355	1,318,256
		15,290,481
INTERNET SOFTWARE AND SERVICES — 0.7%
Google, Inc., Class A(1)	2,330	1,652,832
IT SERVICES — 4.0%
Accenture plc, Class A	32,490	2,160,585
Computer Sciences Corp.	53,832	2,155,972
International Business Machines Corp.	17,590	3,369,364
SAIC, Inc.	175,378	1,985,279
		9,671,200
LEISURE EQUIPMENT AND PRODUCTS — 0.8%
Hasbro, Inc.	52,854	1,897,459
MACHINERY — 1.0%
Cummins, Inc.	2,401	260,148
Parker-Hannifin Corp.	26,191	2,227,807
		2,487,955
MEDIA — 3.7%
Comcast Corp., Class A	101,094	3,778,894
Regal Entertainment Group Class A	111,909	1,561,130
Thomson Reuters Corp.	65,087	1,891,428
Time Warner Cable, Inc.	17,525	1,703,255
		8,934,707
MULTI-UTILITIES — 1.9%
Ameren Corp.	60,994	1,873,736
Consolidated Edison, Inc.	9,831	546,014
Public Service Enterprise Group, Inc.	71,706	2,194,203
		4,613,953
MULTILINE RETAIL — 0.6%
Macy’s, Inc.	35,519	1,385,951
OIL, GAS AND CONSUMABLE FUELS — 11.1%
Chevron Corp.	56,786	6,140,838
ConocoPhillips	59,108	3,427,673
Exxon Mobil Corp.	110,119	9,530,799
Marathon Petroleum Corp.	40,112	2,527,056
Phillips 66	11,599	615,907
Suncor Energy, Inc.	54,166	1,786,395
Valero Energy Corp.	74,558	2,543,919
		26,572,587
PERSONAL PRODUCTS†
Nu Skin Enterprises, Inc., Class A	1,684	62,392
PHARMACEUTICALS — 7.1%
Bristol-Myers Squibb Co.	60,141	1,959,995
Eli Lilly & Co.	57,232	2,822,682
Johnson & Johnson	62,554	4,385,035
Merck & Co., Inc.	58,493	2,394,704
Pfizer, Inc.	220,537	5,531,068
		17,093,484
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.2%
Hospitality Properties Trust	16,990	397,906
ROAD AND RAIL†
Union Pacific Corp.	442	55,568
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 4.4%
Applied Materials, Inc.	192,432	2,201,422
Intel Corp.	163,430	3,371,561
KLA-Tencor Corp.	43,276	2,066,862
Marvell Technology Group Ltd.	42,034	305,167
Texas Instruments, Inc.	87,154	2,696,544
		10,641,556
SOFTWARE — 4.4%
Activision Blizzard, Inc.	23,283	247,265
CA, Inc.	87,161	1,915,799
Microsoft Corp.	211,038	5,641,046
Oracle Corp.	79,281	2,641,643
		10,445,753

9

Shares	Value
SPECIALTY RETAIL — 4.6%
American Eagle Outfitters, Inc.	82,617	$ 1,694,475
Best Buy Co., Inc.	95,140	1,127,409
Foot Locker, Inc.	48,136	1,546,128
GameStop Corp., Class A	73,770	1,850,889
Home Depot, Inc. (The)	46,557	2,879,550
Staples, Inc.	175,494	2,000,632
		11,099,083
THRIFTS AND MORTGAGE FINANCE — 0.2%
New York Community Bancorp, Inc.	43,461	569,339
TOBACCO — 3.5%
Altria Group, Inc.	75,665	2,377,394
Lorillard, Inc.	10,432	1,217,102
Philip Morris International, Inc.	10,624	888,591
Reynolds American, Inc.	51,180	2,120,387
Universal Corp.	35,261	1,759,877
		8,363,351
TOTAL COMMON STOCKS (Cost $190,174,351)		237,155,586

Value
Temporary Cash Investments — 0.7%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations,
0.625% – 0.875%, 2/28/17 – 8/31/17, valued at $974,206), in a joint trading account at 0.12%, dated 12/31/12, due 1/2/13 (Delivery value $954,773)
$ 954,767
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.75%, 8/15/41, valued at $487,452), in a joint trading account at 0.15%, dated 12/31/12, due 1/2/13 (Delivery value $477,388)	477,384
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $162,212), in a joint trading account at 0.12%, dated 12/31/12, due 1/2/13 (Delivery value $159,129)	159,128
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,591,279)	1,591,279
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $191,765,630)	238,746,865
OTHER ASSETS AND LIABILITIES — 0.3%	804,774
TOTAL NET ASSETS — 100.0%	$239,551,639

Notes to Schedule of Investments

†	Category is less than 0.05% of total net assets.
(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

DECEMBER 31, 2012
Assets
Investment securities, at value (cost of $191,765,630)	$238,746,865
Cash	207,525
Receivable for investments sold	8,212,455
Receivable for capital shares sold	31,209
Dividends and interest receivable	278,836
247,476,890

Liabilities
Payable for investments purchased	7,364,488
Payable for capital shares redeemed	415,447
Accrued management fees	142,354
Distribution fees payable	2,962
7,925,251

Net Assets	$239,551,639

Net Assets Consist of:
Capital (par value and paid-in surplus)	$239,438,792
Undistributed net investment income	75,133
Accumulated net realized loss	(46,943,371)
Net unrealized appreciation	46,981,085
$239,551,639

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$221,515,021	32,126,193	$6.90
Class II, $0.01 Par Value	$13,959,883	2,023,749	$6.90
Class III, $0.01 Par Value	$4,076,735	591,140	$6.90

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED DECEMBER 31, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $17,490)	$6,792,542
Interest	1,339
6,793,881

Expenses:
Management fees	1,708,331
Distribution fees — Class II	34,909
Directors’ fees and expenses	8,800
Other expenses	579
1,752,619

Net investment income (loss)	5,041,262

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	22,977,235
Foreign currency transactions	356
22,977,591

Change in net unrealized appreciation (depreciation) on:
Investments	5,274,234
Translation of assets and liabilities in foreign currencies	(150)
5,274,084

Net realized and unrealized gain (loss)	28,251,675

Net Increase (Decrease) in Net Assets Resulting from Operations	$33,292,937

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2012 AND DECEMBER 31, 2011
Increase (Decrease) in Net Assets	December 31, 2012	December 31, 2011
Operations
Net investment income (loss)	$5,041,262	$3,911,536
Net realized gain (loss)	22,977,591	15,185,042
Change in net unrealized appreciation (depreciation)	5,274,084	(10,902,551)
Net increase (decrease) in net assets resulting from operations	33,292,937	8,194,027

Distributions to Shareholders
From net investment income:
Class I	(4,689,441)	(3,542,096)
Class II	(256,930)	(178,264)
Class III	(94,369)	(67,504)
Decrease in net assets from distributions	(5,040,740)	(3,787,864)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(23,938,154)	(28,446,866)

Redemption Fees
Increase in net assets from redemption fees	2,766	1,903

Net increase (decrease) in net assets	4,316,809	(24,038,800)

Net Assets
Beginning of period	235,234,830	259,273,630
End of period	$239,551,639	$235,234,830

Undistributed net investment income	$75,133	$81,040

See Notes to Financial Statements.

13

Notes to Financial Statements

DECEMBER 31, 2012

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Income & Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth. Income is a secondary objective. The fund pursues its objectives by investing primarily in equity securities of large capitalization, publicly-traded U.S. companies.

The fund offers Class I, Class II, and Class III. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

14

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Redemption —The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

15

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.65% to 0.70% for Class I, Class II and Class III. The effective annual management fee for each class for the year ended December 31, 2012 was 0.70%.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2012 were $158,599,646 and $183,104,131, respectively.

16

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2012		Year ended December 31, 2011
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	300,000,000		300,000,000
Sold	2,911,408	$19,573,963	2,320,658	$14,227,709
Issued in reinvestment of distributions	687,703	4,689,441	580,469	3,542,096
Redeemed	(6,909,134)	(46,479,475)	(7,200,845)	(44,482,363)
	(3,310,023)	(22,216,071)	(4,299,718)	(26,712,558)
Class II/Shares Authorized	50,000,000		50,000,000
Sold	438,520	2,948,256	409,771	2,522,796
Issued in reinvestment of distributions	37,652	256,930	29,170	178,264
Redeemed	(614,612)	(4,138,481)	(670,661)	(4,162,510)
	(138,440)	(933,295)	(231,720)	(1,461,450)
Class III/Shares Authorized	50,000,000		50,000,000
Sold	297,654	1,947,393	207,426	1,293,946
Issued in reinvestment of distributions	13,822	94,369	11,041	67,504
Redeemed	(422,744)	(2,830,550)	(268,635)	(1,634,308)
	(111,268)	(788,788)	(50,168)	(272,858)
Net increase (decrease)	(3,559,731)	$(23,938,154)	(4,581,606)	$(28,446,866)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$237,155,586	—	—
Temporary Cash Investments	—	$1,591,279	—
Total Value of Investment Securities	$237,155,586	$1,591,279	—

17

7. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$5,040,740	$3,787,864
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$194,475,524
Gross tax appreciation of investments	$47,962,644
Gross tax depreciation of investments	(3,691,303)
Net tax appreciation (depreciation) of investments	$44,271,341
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(150)
Net tax appreciation (depreciation)	$44,271,191
Undistributed ordinary income	$75,133
Accumulated short-term capital losses	$(42,868,638)
Post-October capital loss deferral	$(1,364,839)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(42,868,548) expire in 2017 and the remaining losses are unlimited.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2012	$6.14	0.14	0.76	0.90	(0.14)	—	(0.14)	$6.90	14.74%	0.70%	2.08%	66%	$221,515
2011	$6.05	0.10	0.09	0.19	(0.10)	—	(0.10)	$6.14	3.11%	0.70%	1.61%	54%	$217,635
2010	$5.38	0.08	0.67	0.75	(0.08)	—	(0.08)	$6.05	14.15%	0.71%	1.48%	55%	$240,243
2009	$4.82	0.09	0.70	0.79	(0.23)	—	(0.23)	$5.38	18.10%	0.70%	1.98%	46%	$243,409
2008	$8.46	0.12	(2.77)	(2.65)	(0.14)	(0.85)	(0.99)	$4.82	(34.59)%	0.70%	1.86%	57%	$245,028
Class II
2012	$6.14	0.12	0.77	0.89	(0.13)	—	(0.13)	$6.90	14.46%	0.95%	1.83%	66%	$13,960
2011	$6.05	0.08	0.09	0.17	(0.08)	—	(0.08)	$6.14	2.86%	0.95%	1.36%	54%	$13,285
2010	$5.38	0.07	0.67	0.74	(0.07)	—	(0.07)	$6.05	13.86%	0.96%	1.23%	55%	$14,480
2009	$4.81	0.08	0.70	0.78	(0.21)	—	(0.21)	$5.38	17.77%	0.95%	1.73%	46%	$14,511
2008	$8.44	0.10	(2.76)	(2.66)	(0.12)	(0.85)	(0.97)	$4.81	(34.73)%	0.95%	1.61%	57%	$14,261
Class III
2012	$6.14	0.14	0.76	0.90	(0.14)	—	(0.14)	$6.90	14.74%	0.70%	2.08%	66%	$4,077
2011	$6.05	0.10	0.09	0.19	(0.10)	—	(0.10)	$6.14	3.11%	0.70%	1.61%	54%	$4,315
2010	$5.38	0.08	0.67	0.75	(0.08)	—	(0.08)	$6.05	14.15%	0.71%	1.48%	55%	$4,551
2009	$4.82	0.09	0.70	0.79	(0.23)	—	(0.23)	$5.38	18.10%	0.70%	1.98%	46%	$3,451
2008	$8.46	0.12	(2.77)	(2.65)	(0.14)	(0.85)	(0.99)	$4.82	(34.59)%	0.70%	1.86%	57%	$3,131

19

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

20

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Income & Growth Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the “Corporation”) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Income & Growth Fund of American Century Variable Portfolios, Inc., as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 12, 2013

21

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

22

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	66	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

23

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S.Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS
Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

24

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $5,040,740, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2012 as qualified for the corporate dividends received deduction.

25

Notes

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Variable Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-77332   1302

ANNUAL REPORT            DECEMBER 31, 2012

VP International Fund

Market Perspective	2
Performance	3
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	10
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	21
Report of Independent Registered Public Accounting Firm	23
Management	24
Additional Information	27

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Central Bank Action Drove Global Stocks Higher

Despite a backdrop of weaker global economic growth and mounting sovereign debt problems in Europe and the United States, most global stock benchmarks advanced strongly for the 12-month period ended December 31, 2012. Investors generally overlooked the lackluster economic data, recession fears (which eventually turned to reality for Europe), and the instability of the eurozone’s banking system and currency. Instead, they focused on the optimism inspired by unprecedented central bank intervention.

In particular, the European Central Bank (ECB) launched several programs to help the eurozone’s troubled banks shore up their balance sheets and finance ongoing operations. The ECB also agreed to purchase the sovereign debt of financially strapped member nations that conform to the ECB’s fiscal reform measures. Meanwhile, in response to sluggish economic growth and high unemployment, the U.S. Federal Reserve (the Fed) announced its third—and most aggressive—quantitative easing program to date. The Bank of Japan also took action with an asset purchase program, while the People’s Bank of China eased its reserve requirements for commercial lenders.

Overall, emerging markets slightly outperformed developed non-U.S. markets for the period, as the emerging economies generally enjoyed higher absolute levels of growth, albeit slower growth than in previous periods. Strong stock market performance in Europe, where central bank stimulus was the greatest, primarily drove results in the developed markets.

Valuations, Stock Selection Remain Key Factors

Even though economic growth and corporate earnings in aggregate have been slowing, and sovereign debt issues have yet to be resolved, there are some positive factors at work for global equity investors. Stock valuations around the globe appear attractive relative to historical averages. Similarly, equity earnings yields are also compelling when measured against long-term averages and current bond yields. Most important, we believe through our rigorous, bottom-up stock selection process it is still possible to find individual companies growing earnings, either from a new product launch, market share gains, secular changes, or beneficial acquisitions.

International Equity Total Returns
For the 12 months ended December 31, 2012 (in U.S. dollars)
MSCI EAFE Index	17.32%	MSCI Europe Index	19.12%
MSCI EAFE Growth Index	16.86%	MSCI World Index	15.83%
MSCI EAFE Value Index	17.69%	MSCI Japan Index	8.18%
MSCI Emerging Markets Index	18.22%

2

Performance

Total Returns as of December 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVIIX	21.16%(1)	-2.28%(1)	7.86%	5.70%	5/1/94
MSCI EAFE Index	—	17.32%	-3.69%	8.21%	4.51%(2)	—
MSCI EAFE Growth Index	—	16.86%	-3.09%	7.77%	3.38%(2)	—
Class II	ANVPX	21.01%(1)	-2.41%(1)	7.71%	3.86%	8/15/01
Class III	AIVPX	21.16%(1)	-2.28%(1)	7.86%	5.27%	5/2/02
Class IV	AVPLX	21.01%(1)	-2.43%(1)	—	6.10%	5/3/04

(1)	Returns would have been lower if a portion of the management fee had not been waived.
(2)	Since 4/30/94, the date nearest Class I’s inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

3

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2002

*	Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II	Class III	Class IV
1.43%	1.58%	1.43%	1.58%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

Portfolio Managers: Alex Tedder and Raj Gandhi

Performance Summary

VP International advanced 21.16%* for the 12 months ended December 31, 2012, compared with its benchmark, the MSCI EAFE Index, which gained 17.32%.

Developed non-U.S. stocks generally demonstrated robust performance during the 12-month period, even as weak growth and mounting sovereign debt problems weighed on many economies. Unprecedented central bank intervention, particularly the European Central Bank’s commitment to do “whatever it takes” to restore eurozone stability, helped drive stock market optimism.

Overall, stock selection, particularly in the health care, materials, and information technology sectors, drove the portfolio’s outperformance relative to the benchmark. Our sector allocations, including an overweight position in the consumer discretionary sector and an underweight position in the utilities sector, also had an overall positive influence on the portfolio’s relative performance. Lagging sectors included financials, where an underweight hurt, and consumer staples, where an overweight position was a slight detractor.

From a regional perspective, stock selection in Spain, Japan, and France contributed favorably to the portfolio’s relative performance. At the opposite end of the spectrum, positions in China, along with stock selection in Australia and an overweight position in Norway, detracted from relative performance.

Plasma Company was a Top Contributor

Health care sector performance received a lift from a position in Grifols, a Spain-based blood plasma processor, which was among the leading contributors to the portfolio’s relative performance. In addition to reporting strong results throughout the period and benefitting from an improvement in pricing for its blood plasma products, the company announced it was expanding its North American operations via the purchase of three plasma donation centers in the U.S. The stock also received a lift from the release of preliminary research findings that plasma-based drugs could help in the treatment of Alzheimer’s disease.

In addition, a position in South Korea’s Samsung Electronics drove results in the information technology sector and was among the portfolio’s top contributors to performance. Stock in the electronics manufacturer advanced on market share gains in the competitive global smartphone market, with sales of the Galaxy SIII boosting results.

A position in Italy’s Prada, a maker and retailer of luxury clothing, handbags, and accessories, lifted performance in the consumer discretionary sector and was among the portfolio’s top contributors for the year. Shares hit a record price late in the period, after the company reported better-than-expected third-quarter earnings. The company attributed much of this strong performance to Asian tourists, who drove demand in Europe.

*	All fund returns referenced in this commentary are for Class I shares. Returns would have been lower if a portion of the management fee had not been waived.

5

Wireless Company Led Detractors

Among the portfolio’s leading performance detractors for the period was China Unicom, a wireless telecommunication services provider. Shares declined early in the period after China Telecom earned the right to sell Apple’s iPhones in China, stripping China Unicom of its exclusive deal. In addition, rising price competition hurt China Unicom’s stock price, while China Mobile, the largest operator, said it would accelerate the launch of its 4G service, compromising the growth of China Unicom.

A position in Rakuten, a Japan-based electronic commerce and Internet company, also was a prominent detractor. The company reported disappointing results during the third quarter of 2012 due to higher costs stemming from the company’s rapid expansion overseas. Nevertheless, we believe underlying fundamentals support our thesis that e-commerce in Japan will continue to grow, despite the nation’s sluggish retail sales overall. We believe Rakuten remains well positioned in this industry.

In addition, a position in Italy’s Saipem, an oil services contractor, was a leading detractor to portfolio performance. Saipem shares tumbled late in the period following the resignation of the company’s chief executive officer, which came amid a corruption investigation by Milan prosecutors into the company’s contracts in Algeria. Saipem denied any wrongdoing, but the market viewed the departure of the accomplished CEO as a negative factor.

Outlook

Although markets generally reacted favorably to central bank actions during the period, the ultimate impact is unclear without substantial political progress on fiscal issues. At period end, we believed austerity measures in Europe and slowing global economic growth were likely to weigh on stocks in the medium term. Accordingly, we favor investment opportunities we believe are less dependent on macro events and more reliant on secular changes where new technologies or company specific restructurings can drive earnings growth. We will continue to focus on finding companies located in developed countries around the world (excluding the United States) that we believe have sustainable growth characteristics and promising long-term outlooks.

6

Fund Characteristics

DECEMBER 31, 2012
Top Ten Holdings	% of net assets
Roche Holding AG	2.3%
Sanofi	2.2%
Nestle SA	2.1%
BHP Billiton Ltd.	1.9%
Syngenta AG	1.9%
Rio Tinto plc	1.8%
Novo Nordisk A/S B Shares	1.8%
Unilever plc	1.7%
Samsung Electronics Co. Ltd.	1.7%
Toyota Motor Corp.	1.7%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	99.1%
Rights	0.1%
Total Equity Exposure	99.2%
Temporary Cash Investments	0.4%
Other Assets and Liabilities	0.4%

Investments by Country	% of net assets
United Kingdom	15.9%
Japan	13.8%
France	11.8%
Switzerland	9.0%
Germany	7.9%
Australia	4.9%
Italy	4.0%
Sweden	3.4%
Denmark	3.0%
Spain	2.9%
Norway	2.6%
Belgium	2.2%
Netherlands	2.1%
Other Countries	15.7%
Cash and Equivalents*	0.8%
*Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period(1) 7/1/12 – 12/31/12	Annualized Expense Ratio(1)
Actual
Class I (after waiver)	$1,000	$1,155.20	$6.18	1.14%
Class I (before waiver)	$1,000	$1,155.20(2)	$7.53	1.39%
Class II (after waiver)	$1,000	$1,155.40	$6.99	1.29%
Class II (before waiver)	$1,000	$1,155.40(2)	$8.34	1.54%
Class III (after waiver)	$1,000	$1,155.20	$6.18	1.14%
Class III (before waiver)	$1,000	$1,155.20(2)	$7.53	1.39%
Class IV (after waiver)	$1,000	$1,155.40	$6.99	1.29%
Class IV (before waiver)	$1,000	$1,155.40(2)	$8.34	1.54%
Hypothetical
Class I (after waiver)	$1,000	$1,019.41	$5.79	1.14%
Class I (before waiver)	$1,000	$1,018.15	$7.05	1.39%
Class II (after waiver)	$1,000	$1,018.65	$6.55	1.29%
Class II (before waiver)	$1,000	$1,017.40	$7.81	1.54%
Class III (after waiver)	$1,000	$1,019.41	$5.79	1.14%
Class III (before waiver)	$1,000	$1,018.15	$7.05	1.39%
Class IV (after waiver)	$1,000	$1,018.65	$6.55	1.29%
Class IV (before waiver)	$1,000	$1,017.40	$7.81	1.54%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

9

Schedule of Investments

DECEMBER 31, 2012

	Shares	Value
Common Stocks — 99.1%
AUSTRALIA — 4.9%
BHP Billiton Ltd.	121,236	$ 4,734,642
Commonwealth Bank of Australia	52,294	3,396,881
CSL Ltd.	21,442	1,211,303
James Hardie Industries SE	211,062	2,041,859
Treasury Wine Estates Ltd.	203,274	1,001,062
		12,385,747
AUSTRIA — 0.5%
Erste Group Bank AG(1)	40,944	1,309,206
BELGIUM — 2.2%
Anheuser-Busch InBev NV	36,430	3,183,567
Umicore SA	41,572	2,292,318
		5,475,885
BRAZIL — 0.5%
BR Malls Participacoes SA	95,100	1,259,884
CANADA — 1.5%
Bank of Nova Scotia	24,350	1,406,606
Canadian Pacific Railway Ltd.	24,636	2,499,017
		3,905,623
CHINA — 1.0%
Baidu, Inc. ADR(1)	7,970	799,311
Brilliance China Automotive Holdings Ltd.(1)	1,084,000	1,356,575
China Communications Construction Co. Ltd. H Shares	398,000	390,824
		2,546,710
DENMARK — 3.0%
Christian Hansen Holding A/S	62,985	2,053,500
Coloplast A/S B Shares	18,850	923,846
Novo Nordisk A/S B Shares	27,604	4,508,281
		7,485,627
FINLAND — 0.6%
Kone Oyj	20,967	1,552,556
FRANCE — 11.8%
BNP Paribas SA	52,390	2,953,075
Cie Generale d’Optique Essilor International SA	19,348	1,961,702
Dassault Systemes SA	12,287	1,375,471
European Aeronautic Defence and Space Co. NV	24,491	959,884
Gemalto NV	18,250	1,652,284
L’Oreal SA	7,165	1,000,880
LVMH Moet Hennessy Louis Vuitton SA	11,021	2,053,732
Pernod-Ricard SA	27,950	3,286,551
Publicis Groupe SA	14,179	849,545
Sanofi	57,951	5,495,796
Schneider Electric SA	27,315	2,037,249
SES SA	86,301	2,496,588
Technip SA	16,981	1,955,009
Zodiac Aerospace	15,080	1,684,182
		29,761,948
GERMANY — 7.9%
adidas AG	17,250	1,537,289
BASF SE	35,803	3,365,171
Continental AG	11,928	1,380,129
Henkel AG & Co. KGaA Preference Shares	11,729	963,223
Kabel Deutschland Holding AG	33,823	2,529,228
Muenchener Rueckversicherungs AG	23,504	4,219,994
SAP AG	33,715	2,700,792
Volkswagen AG Preference Shares	14,385	3,272,671
		19,968,497
HONG KONG — 1.4%
AIA Group Ltd.	358,800	1,429,976
Link Real Estate Investment Trust (The)	284,942	1,425,119
Sands China Ltd.	153,600	688,029
		3,543,124
INDIA — 0.4%
HDFC Bank Ltd. ADR	27,649	1,125,867
INDONESIA — 0.8%
PT Bank Mandiri (Persero) Tbk	2,506,225	2,119,448
IRELAND — 0.6%
Ryanair Holdings plc ADR	46,092	1,580,034
ITALY — 4.0%
ENI SpA	128,938	3,180,842
Luxottica Group SpA	29,149	1,211,173
Prada SpA	318,700	3,081,031
Saipem SpA	71,116	2,759,115
		10,232,161
JAPAN — 13.8%
Daikin Industries Ltd.	36,500	1,254,157
Daito Trust Construction Co. Ltd.	21,300	2,004,377
FANUC Corp.	10,700	1,989,813
Fast Retailing Co. Ltd.	5,500	1,396,854
Hitachi Ltd.	370,000	2,177,497
Japan Tobacco, Inc.	62,600	1,764,799

10

Shares	Value
KDDI Corp.	23,258	$ 1,642,829
Kubota Corp.	271,000	3,112,550
Lawson, Inc.	13,300	904,046
Mitsubishi Corp.	99,000	1,902,950
Mitsubishi Estate Co. Ltd.	116,000	2,773,132
Mitsubishi Heavy Industries Ltd.	247,000	1,194,444
ORIX Corp.	33,790	3,812,825
Rakuten, Inc.(1)	108,630	847,173
Shin-Etsu Chemical Co. Ltd.	14,900	910,084
Sysmex Corp.	22,000	1,007,956
Toyota Motor Corp.	92,000	4,294,244
Unicharm Corp.	39,100	2,035,407
		35,025,137
MEXICO — 0.3%
Cemex SAB de CV ADR(1)	64,783	639,408
NETHERLANDS — 2.1%
ASML Holding NV	42,908	2,777,849
Koninklijke Vopak NV	34,480	2,431,175
		5,209,024
NORWAY — 2.6%
Petroleum Geo-Services ASA	80,973	1,400,998
Statoil ASA	130,227	3,267,927
Telenor ASA	99,090	2,013,182
		6,682,107
PERU — 0.5%
Credicorp Ltd.	8,920	1,307,315
PORTUGAL — 0.3%
Jeronimo Martins SGPS SA	34,167	659,308
RUSSIA — 1.5%
Magnit OJSC GDR	70,695	2,862,569
Sberbank of Russia	342,932	1,059,442
		3,922,011
SINGAPORE — 0.7%
DBS Group Holdings Ltd.	147,000	1,799,475
SOUTH KOREA — 1.7%
Samsung Electronics Co. Ltd.	3,010	4,307,988
SPAIN — 2.8%
Banco Bilbao Vizcaya Argentaria SA	127,506	1,170,549
Grifols SA(1)	104,116	3,663,149
Inditex SA	16,595	2,324,924
		7,158,622
SWEDEN — 3.4%
Atlas Copco AB A Shares	36,053	998,059
Electrolux AB	52,300	1,373,588
Elekta AB B Shares	33,644	530,556
SKF AB B Shares	41,067	1,039,182
Svenska Cellulosa AB B Shares	54,932	1,202,498
Swedbank AB A Shares	108,489	2,134,889
Volvo AB B Shares	91,735	1,264,998
		8,543,770
SWITZERLAND — 9.0%
Adecco SA	29,469	1,562,025
Cie Financiere Richemont SA	17,392	1,390,725
Nestle SA	80,012	5,214,711
Roche Holding AG	28,970	5,901,911
SGS SA	710	1,577,226
Syngenta AG	11,705	4,721,599
UBS AG	70,756	1,112,721
Zurich Financial Services AG	4,729	1,264,495
		22,745,413
TAIWAN — 1.3%
Hon Hai Precision Industry Co. Ltd.	206,400	636,268
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	148,809	2,553,562
		3,189,830
THAILAND — 1.3%
CP ALL PCL	525,400	788,192
Kasikornbank PCL NVDR	395,500	2,511,823
		3,300,015
TURKEY — 0.8%
Turkiye Garanti Bankasi AS	391,122	2,034,792
UNITED KINGDOM — 15.9%
Aggreko plc	32,797	940,566
Antofagasta plc	91,092	2,024,141
ARM Holdings plc	152,691	1,952,448
BG Group plc	106,059	1,778,425
British American Tobacco plc	47,557	2,409,715
Burberry Group plc	37,356	764,847
Capita Group plc (The)	126,395	1,565,100
Carnival plc	30,051	1,161,669
Compass Group plc	78,552	929,016
Experian plc	85,391	1,379,684
HSBC Holdings plc (Hong Kong)	275,433	2,923,921
Lloyds Banking Group plc(1)	3,490,337	2,796,729
Petrofac Ltd.	38,330	1,038,468
Rio Tinto plc	77,687	4,527,012
Rolls-Royce Holdings plc	99,359	1,431,590
Standard Chartered plc	96,267	2,440,240
Telecity Group plc	73,006	957,063

11

Shares	Value
Unilever plc	113,946	$ 4,325,142
Whitbread plc	65,084	2,594,678
Wolseley plc	47,164	2,241,757
		40,182,211
TOTAL COMMON STOCKS (Cost $188,832,208)		250,958,743
Rights — 0.1%
SPAIN — 0.1%
Grifols SA(1) (Cost $73,677)	104,116	131,244
Temporary Cash Investments — 0.4%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.625% - 0.875%, 2/28/17 - 8/31/17, valued at $714,773), in a joint trading account at 0.12%, dated 12/31/12, due 1/2/13 (Delivery value $700,516)		700,511
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.75%, 8/15/41, valued at $357,642), in a joint trading account at 0.15%, dated 12/31/12, due 1/2/13 (Delivery value $350,258)		350,255
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $119,015), in a joint trading account at 0.12%, dated 12/31/12, due 1/2/13 (Delivery value $116,753)		116,752
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,167,518)		1,167,518
TOTAL INVESTMENT SECURITIES — 99.6% (Cost $190,073,403)		252,257,505
OTHER ASSETS AND LIABILITIES — 0.4%		998,362
TOTAL NET ASSETS — 100.0%		$253,255,867

Market Sector Diversification
(as a % of net assets)
Financials	20.3%
Consumer Discretionary	14.7%
Industrials	14.5%
Consumer Staples	12.1%
Materials	11.4%
Health Care	10.1%
Information Technology	8.7%
Energy	6.0%
Telecommunication Services	1.4%
Cash and Equivalents*	0.8%

*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt
GDR = Global Depositary Receipt
NVDR = Non-Voting Depositary Receipt
OJSC = Open Joint Stock Company
(1)  Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

DECEMBER 31, 2012
Assets
Investment securities, at value (cost of $190,073,403)	$252,257,505
Cash	152,261
Foreign currency holdings, at value (cost of $180,788)	181,647
Receivable for investments sold	12,267
Receivable for capital shares sold	35,030
Dividends and interest receivable	1,054,595
Other assets	14,707
253,708,012

Liabilities
Payable for capital shares redeemed	216,317
Accrued management fees	223,455
Distribution fees payable	12,373
452,145

Net Assets	$253,255,867

Net Assets Consist of:
Capital (par value and paid-in surplus)	$263,063,887
Undistributed net investment income	2,414,764
Accumulated net realized loss	(74,537,129)
Net unrealized appreciation	62,314,345
$253,255,867

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$193,260,149	21,635,447	$8.93
Class II, $0.01 Par Value	$57,698,099	6,469,530	$8.92
Class III, $0.01 Par Value	$819,348	91,732	$8.93
Class IV, $0.01 Par Value	$1,478,271	165,694	$8.92

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED DECEMBER 31, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $617,275)	$6,480,315
Interest	639
6,480,954

Expenses:
Management fees	3,424,020
Distribution fees:
Class II	142,280
Class IV	3,572
Directors’ fees and expenses	10,370
Other expenses	7,162
3,587,404
Fees waived	(307,529)
3,279,875

Net investment income (loss)	3,201,079

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $(6,381))	17,739,795
Foreign currency transactions	(111,218)
17,628,577

Change in net unrealized appreciation (depreciation) on:
Investments	26,754,003
Translation of assets and liabilities in foreign currencies	33,209
26,787,212

Net realized and unrealized gain (loss)	44,415,789

Net Increase (Decrease) in Net Assets Resulting from Operations	$47,616,868

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2012 AND DECEMBER 31, 2011
Increase (Decrease) in Net Assets	December 31, 2012	December 31, 2011
Operations
Net investment income (loss)	$3,201,079	$2,621,414
Net realized gain (loss)	17,628,577	18,285,965
Change in net unrealized appreciation (depreciation)	26,787,212	(54,887,052)
Net increase (decrease) in net assets resulting from operations	47,616,868	(33,979,673)

Distributions to Shareholders
From net investment income:
Class I	(1,629,456)	(3,283,610)
Class II	(404,511)	(880,827)
Class III	(7,187)	(14,691)
Class IV	(10,332)	(19,719)
Decrease in net assets from distributions	(2,051,486)	(4,198,847)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(36,793,830)	(42,675,419)

Redemption Fees
Increase in net assets from redemption fees	3	29

Net increase (decrease) in net assets	8,771,555	(80,853,910)

Net Assets
Beginning of period	244,484,312	325,338,222
End of period	$253,255,867	$244,484,312

Undistributed net investment income	$2,414,764	$1,370,006

See Notes to Financial Statements.

15

Notes to Financial Statements

DECEMBER 31, 2012

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP International Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund pursues its objective by investing primarily in equity securities of companies located in at least three developed countries (excluding the United States) that management believes will increase in value over time.

The fund offers Class I, Class II, Class III and Class IV. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II and Class IV are charged a lower unified management fee because they have separate arrangements for distribution services.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during

16

 the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

17

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Redemption —The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for each class ranges from 1.00% to 1.50% for Class I and Class III and from 0.90% to 1.40% for Class II and Class IV. Effective August 1, 2012, the investment advisor voluntarily agreed to waive 0.30% of its management fee. The investment advisor expects the fee waiver to continue through July 31, 2013, and cannot terminate it without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended December 31, 2012 was $234,121, $70,635, $998 and $1,775 for Class I, Class II, Class III and Class IV, respectively. The effective annual management fee before waiver for each class for the year ended December 31, 2012 was 1.41%, 1.31%, 1.41% and 1.31% for Class I, Class II, Class III and Class IV, respectively. The effective annual management fee after waiver for each class for the year ended December 31, 2012 was 1.28%, 1.18%, 1.28% and 1.18% for Class I, Class II, Class III, and Class IV, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan for Class II and a separate Master Distribution Plan for Class IV (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that Class II and Class IV will each pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plans during the year ended December 31, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2012 were $195,380,410 and $231,956,759, respectively.

18

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2012		Year ended December 31, 2011
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	200,000,000		200,000,000
Sold	1,772,855	$14,369,491	2,979,959	$24,900,345
Issued in reinvestment of distributions	195,378	1,629,456	379,170	3,283,610
Redeemed	(5,325,164)	(42,985,912)	(7,076,962)	(59,677,301)
	(3,356,931)	(26,986,965)	(3,717,833)	(31,493,346)
Class II/Shares Authorized	100,000,000		100,000,000
Sold	724,560	5,983,765	456,991	3,838,368
Issued in reinvestment of distributions	48,503	404,511	101,830	880,827
Redeemed	(1,923,936)	(15,752,869)	(1,891,082)	(15,678,778)
	(1,150,873)	(9,364,593)	(1,332,261)	(10,959,583)
Class III/Shares Authorized	50,000,000		50,000,000
Sold	3,021	24,288	12,702	108,223
Issued in reinvestment of distributions	862	7,187	1,696	14,691
Redeemed	(26,485)	(213,985)	(27,210)	(220,027)
	(22,602)	(182,510)	(12,812)	(97,113)
Class IV/Shares Authorized	50,000,000		50,000,000
Sold	10,524	86,465	28,710	229,490
Issued in reinvestment of distributions	1,239	10,332	2,277	19,719
Redeemed	(43,836)	(356,559)	(44,963)	(374,586)
	(32,073)	(259,762)	(13,976)	(125,377)
Net increase (decrease)	(4,562,479)	$(36,793,830)	(5,076,882)	$(42,675,419)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

19

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks	$8,005,497	$242,953,246	—
Rights	—	131,244	—
Temporary Cash Investments	—	1,167,518	—
Total Value of Investment Securities	$8,005,497	$244,252,008	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$2,051,486	$4,198,847
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$194,009,108
Gross tax appreciation of investments	$60,073,314
Gross tax depreciation of investments	(1,824,917)
Net tax appreciation (depreciation) of investments	$58,248,397
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$130,243
Net tax appreciation (depreciation)	$58,378,640
Undistributed ordinary income	$4,391,311
Accumulated short-term capital losses	$(68,065,280)
Post-October capital loss deferral	$(4,512,691)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2012	$7.43	0.11	1.46	1.57	(0.07)	—	(0.07)	$8.93	21.16%	1.29%	1.42%	1.33%	1.20%	80%	$193,260
2011	$8.56	0.08	(1.09)	(1.01)	(0.12)	—	(0.12)	$7.43	(12.04)%	1.43%	1.43%	0.92%	0.92%	93%	$185,654
2010	$7.73	0.06	0.95	1.01	(0.18)	—	(0.18)	$8.56	13.29%	1.41%	1.41%	0.80%	0.80%	111%	$245,893
2009	$5.94	0.08	1.84	1.92	(0.13)	—	(0.13)	$7.73	33.76%	1.37%	1.37%	1.30%	1.30%	126%	$258,873
2008	$11.86	0.13	(5.06)	(4.93)	(0.08)	(0.91)	(0.99)	$5.94	(44.82)%	1.24%	1.24%	1.45%	1.45%	116%	$310,899
Class II
2012	$7.42	0.10	1.45	1.55	(0.05)	—	(0.05)	$8.92	21.01%	1.44%	1.57%	1.18%	1.05%	80%	$57,698
2011	$8.55	0.06	(1.09)	(1.03)	(0.10)	—	(0.10)	$7.42	(12.19)%	1.58%	1.58%	0.77%	0.77%	93%	$56,514
2010	$7.72	0.05	0.94	0.99	(0.16)	—	(0.16)	$8.55	13.14%	1.56%	1.56%	0.65%	0.65%	111%	$76,546
2009	$5.93	0.07	1.84	1.91	(0.12)	—	(0.12)	$7.72	33.63%	1.52%	1.52%	1.15%	1.15%	126%	$80,128
2008	$11.84	0.11	(5.05)	(4.94)	(0.06)	(0.91)	(0.97)	$5.93	(44.90)%	1.39%	1.39%	1.30%	1.30%	116%	$75,869

21

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class III
2012	$7.43	0.11	1.46	1.57	(0.07)	—	(0.07)	$8.93	21.16%	1.29%	1.42%	1.33%	1.20%	80%	$819
2011	$8.56	0.08	(1.09)	(1.01)	(0.12)	—	(0.12)	$7.43	(12.04)%	1.43%	1.43%	0.92%	0.92%	93%	$849
2010	$7.73	0.06	0.95	1.01	(0.18)	—	(0.18)	$8.56	13.29%	1.41%	1.41%	0.80%	0.80%	111%	$1,089
2009	$5.94	0.11	1.81	1.92	(0.13)	—	(0.13)	$7.73	33.76%	1.37%	1.37%	1.30%	1.30%	126%	$1,237
2008	$11.86	0.13	(5.06)	(4.93)	(0.08)	(0.91)	(0.99)	$5.94	(44.82)%	1.24%	1.24%	1.45%	1.45%	116%	$57,369
Class IV
2012	$7.42	0.09	1.46	1.55	(0.05)	—	(0.05)	$8.92	21.01%	1.44%	1.57%	1.18%	1.05%	80%	$1,478
2011	$8.55	0.06	(1.09)	(1.03)	(0.10)	—	(0.10)	$7.42	(12.19)%	1.58%	1.58%	0.77%	0.77%	93%	$1,467
2010	$7.72	0.05	0.94	0.99	(0.16)	—	(0.16)	$8.55	13.14%	1.56%	1.56%	0.65%	0.65%	111%	$1,811
2009	$5.93	0.09	1.82	1.91	(0.12)	—	(0.12)	$7.72	33.63%	1.52%	1.52%	1.15%	1.15%	126%	$1,915
2008	$11.85	0.12	(5.07)	(4.95)	(0.06)	(0.91)	(0.97)	$5.93	(44.95)%	1.39%	1.39%	1.30%	1.30%	116%	$10,874

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

22

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP International Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the “Corporation”) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP International Fund of American Century Variable Portfolios, Inc., as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 12, 2013

23

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	66	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS
Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

26

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $904, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2012 as qualified for the corporate dividends received deduction.

For the fiscal year ended December 31, 2012, the fund intends to pass through to shareholders $615,321, or up to the maximum amount allowable, as a foreign tax credit, which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended December 31, 2012, the fund earned $7,084,915 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on December 31, 2012 are $0.2498 and $0.0217, respectively.

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Variable Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-77335   1302

ANNUAL REPORT       DECEMBER 31, 2012

VP Large Company Value Fund

Market Perspective	2
Performance	3
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	10
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	23
Management	24
Additional Information	27

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

Central Bank Actions Helped Drive Stocks Higher

Stock market performance remained robust during the 12-month period ended December 31, 2012. Despite persistent concerns about weakening global economies and Europe’s ongoing financial crisis, investors largely focused on central bank stimulus measures, which fueled much of the period’s market optimism.

The period began on an upbeat note, but a barrage of disappointing U.S. economic data released in the second calendar quarter of 2012, combined with ongoing problems in Europe, triggered recession fears and a short-term market selloff. In this environment, investors presumed the European Central Bank (ECB) and the U.S. Federal Reserve (the Fed) would step in with additional stimulus measures. These programs helped encourage investor optimism and keep stocks and other riskier assets in favor.

Stock market sentiment shifted late in the year, though, as market anxiety leading up to and following the November elections quickly turned to worries surrounding the impact of the massive federal tax hikes and spending cuts scheduled for January 1, 2013, dubbed the “fiscal cliff.” Against this backdrop, stocks generally struggled before rallying on the final day of the year, when policymakers closed in on a fiscal cliff deal.

Value stocks outperformed their growth stock counterparts across the capitalization spectrum. Much of this was due to strong one-year returns from the financials and telecommunication services sectors, where many value-oriented stocks reside.

Stocks Vulnerable but Opportunities Exist

Looking ahead, stock valuations remain attractive relative to historical averages, but corporate profit margins have started to decline from record highs. And although equities performed well in 2012, they did so despite economic and political uncertainty, reflecting, in part, pessimistic expectations about future growth. Therefore, equities now are somewhat more vulnerable on any of these fronts.

Nevertheless, we believe it’s still possible to find individual companies growing earnings. These are companies benefiting from fundamental business trends as a result of a new product launch, market share gains, secular change, or beneficial acquisition. We believe our disciplined, bottom-up approach to stock selection will help us uncover such opportunities.

U.S. Stock Index Returns
For the 12 months ended December 31, 2012
Russell 1000 Index (Large-Cap)	16.42%	Russell 2000 Index (Small-Cap)	16.35%
Russell 1000 Growth Index	15.26%	Russell 2000 Growth Index	14.59%
Russell 1000 Value Index	17.51%	Russell 2000 Value Index	18.05%
Russell Midcap Index	17.28%
Russell Midcap Growth Index	15.81%
Russell Midcap Value Index	18.51%

2

Performance

Total Returns as of December 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Class II	AVVTX	16.37%	-0.49%	3.46%(1)	10/29/04
Russell 1000 Value Index	—	17.51%	0.59%	4.75%	—
S&P 500 Index	—	16.00%	1.66%	5.07%	—
Class I	AVVIX	16.40%	-0.33%	2.79%(1)	12/1/04

(1)	Returns would have been lower if a portion of the management fee had not been reimbursed and/or waived.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

3

Growth of $10,000 Over Life of Class
$10,000 investment made October 29, 2004

*	From 10/29/04, Class II’s inception date. Not annualized.
**	Ending value would have been lower if a portion of the management fee had not been reimbursed and/or waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.91%	1.06%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

Portfolio Managers: Brendan Healy and Matt Titus

Performance Summary

VP Large Company Value returned 16.40%* for the 12 months ended December 31, 2012. By comparison, its benchmark, the Russell 1000 Value Index, returned 17.51%, while the broader market, as measured by the S&P 500 Index, returned 16.00%. The portfolio’s returns reflect operating expenses, while the indices’ returns do not.

Stocks recorded strong gains in 2012, driven by the Federal Reserve’s (the Fed) extraordinary fiscal and monetary stimulus. Though the unemployment rate declined and the housing market showed signs of improvement, U.S. economic growth overall was lackluster. As a result, the Fed extended a number of its liquidity measures and launched a third round of quantitative easing (QE3). In December, the Fed identified its threshold levels for unemployment and inflation, indicating that it would continue holding short-term interest rates close to zero as long as unemployment remained above 6.5% and inflation was below 2.5%. In this environment, investors generally favored smaller and riskier companies. VP Large Company Value underperformed its benchmark, largely because of its bias toward mega-cap stocks. During the reporting period, VP Large Company Value received positive results in absolute terms from all ten of the sectors in which it was invested. Relative to the benchmark, the portfolio was hampered by investments in the information technology, energy, and consumer discretionary sectors. It benefited from its positions in the industrials and utilities sectors.

Information Technology Detracted

In information technology, which was among the weakest sectors in the benchmark, VP Large Company Value was hampered by an overweight in the semiconductor and semiconductor equipment industry. More specifically, the portfolio was overweight Marvell Technology and Intel Corp. Shares of both companies dropped on weaker-than-expected revenues. Marvell’s hard drive business has also been affected by slowing PC sales and the company has seen weak results in its mobile and wireless business. Intel provided guidance that offered a weak outlook for its core PC business. Within computers and peripherals, an overweight in Hewlett-Packard (HP) detracted from performance. HP has experienced a steady drop in revenues and is struggling to regain a competitive position in the consumer and enterprise markets. It also took a significant asset-impairment charge related to its acquisition of software firm, Autonomy Corp. At the end of the reporting period, VP Large Company Value no longer had a position in HP’s stock.

Energy Slowed Performance

In the energy sector, which posted the second-weakest results in the benchmark, the portfolio was hindered by its mix of large, integrated oil and gas companies. Many of these names declined as the global economy weakened, demand for oil fell, and fears increased about an oil supply cushion. Two of the portfolio’s top overweights – Exxon Mobil and Chevron Corp. – performed better than the energy sector as a whole, but the positions nevertheless underperformed in relative terms. We continue to favor these companies because they both have a track record of strong returns and continue to expand their oil and gas production capabilities.

*All fund returns referenced in this commentary are for Class I shares.

5

On a positive note, the energy sector provided notable contributor Valero Energy. Shares of the oil refiner climbed on strong earnings and the announcement it would spin off its retail business.

Consumer Discretionary Slowed Results

Though an overweight in consumer discretionary – the strongest performing sector in the benchmark – contributed positively, security selection dampened results. In specialty retailing, an overweight in Staples detracted. The office supply retailer announced a sharp drop in earnings and lowered its full-year outlook. Its shares declined further on news of a restructuring plan, including a reduction in its North American retail footprint.

Consumer discretionary was also the source of a top contributor. Comcast has experienced growth in the number of its broadband subscribers and stabilization in the number of its pay-TV subscribers. The cable and television network operator also increased its dividend and implemented a new stock repurchase program.

Industrials Boosted Performance

In the industrials sector, strong security selection added to results. VP Large Company Value held Ingersoll-Rand. The diversified industrial company has started to reduce costs, boosting its profit margins as the prolonged slump in residential and commercial construction continues to weigh on demand for its products. Ingersoll-Rand’s share price also appreciated on news that activist investor Nelson Peltz had taken a position in the stock.

Underweight to Utilities Contributed

The portfolio benefited from its underweight in utilities, which was the weakest-performing sector in the benchmark. In our opinion, many of these stocks are overvalued.

Financials Added Value

Financials stocks, which declined earlier in the reporting period on fears about European debt contagion, rallied as the crisis moderated. Investors were also heartened by news that many large U.S. banks had passed their stress test, implying they were well-capitalized and therefore better able to withstand an economic downturn. In this environment, VP Large Company Value benefited from effective security selection. A notable contributor was Citigroup, which outperformed as it reduced costs and continued to sell its portfolio of legacy assets. An investment in Allstate also enhanced performance. The insurance company reported higher profits on improved operating income and realized capital gains.

Outlook

We continue to be bottom-up investment managers, evaluating each company individually and building our portfolio one stock at a time. As of December 31, 2012, VP Large Company Value is broadly diversified, with ongoing overweight positions in the health care, energy, and consumer discretionary sectors. Our valuation work contributed to our smaller relative weightings in utilities, financials, and materials stocks. We are still finding greater value opportunities among mega-cap stocks and have maintained our bias toward these firms.

6

Fund Characteristics

DECEMBER 31, 2012
Top Ten Holdings	% of net assets
Exxon Mobil Corp.	6.7%
General Electric Co.	3.8%
Pfizer, Inc.	3.4%
Chevron Corp.	3.4%
JPMorgan Chase & Co.	3.4%
Wells Fargo & Co.	3.2%
Procter & Gamble Co. (The)	2.8%
Johnson & Johnson	2.7%
Cisco Systems, Inc.	2.5%
Merck & Co., Inc.	2.3%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	15.0%
Pharmaceuticals	8.5%
Insurance	8.0%
Diversified Financial Services	6.5%
Commercial Banks	6.3%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.3%
Temporary Cash Investments	1.2%
Other Assets and Liabilities	0.5%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period(1) 7/1/12 – 12/31/12	Annualized Expense Ratio(1)
Actual
Class I (after waiver)	$1,000	$1,078.20	$4.65	0.89%
Class I (before waiver)	$1,000	$1,078.20(2)	$4.75	0.91%
Class II (after waiver)	$1,000	$1,077.40	$5.43	1.04%
Class II (before waiver)	$1,000	$1,077.40(2)	$5.54	1.06%
Hypothetical
Class I (after waiver)	$1,000	$1,020.66	$4.52	0.89%
Class I (before waiver)	$1,000	$1,020.56	$4.62	0.91%
Class II (after waiver)	$1,000	$1,019.91	$5.28	1.04%
Class II (before waiver)	$1,000	$1,019.81	$5.38	1.06%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

9

Schedule of Investments

DECEMBER 31, 2012

	Shares	Value
Common Stocks — 98.3%
AEROSPACE AND DEFENSE — 1.3%
Honeywell International, Inc.	570	$ 36,178
Northrop Grumman Corp.	570	38,521
Raytheon Co.	1,070	61,589
		136,288
AIRLINES — 0.6%
Southwest Airlines Co.	5,750	58,880
AUTO COMPONENTS — 0.2%
Autoliv, Inc.	300	20,217
AUTOMOBILES — 1.4%
Ford Motor Co.	11,490	148,795
BEVERAGES — 0.4%
PepsiCo, Inc.	670	45,848
BIOTECHNOLOGY — 0.5%
Amgen, Inc.	240	20,717
Gilead Sciences, Inc.(1)	390	28,645
		49,362
CAPITAL MARKETS — 4.4%
Ameriprise Financial, Inc.	1,760	110,229
Bank of New York Mellon Corp. (The)	2,920	75,044
BlackRock, Inc.	430	88,885
Goldman Sachs Group, Inc. (The)	1,100	140,316
Morgan Stanley	1,820	34,798
		449,272
CHEMICALS — 0.4%
E.I. du Pont de Nemours & Co.	870	39,124
COMMERCIAL BANKS — 6.3%
KeyCorp	5,490	46,226
PNC Financial Services Group, Inc.	2,410	140,527
U.S. Bancorp	4,300	137,342
Wells Fargo & Co.	9,510	325,052
		649,147
COMMERCIAL SERVICES AND SUPPLIES — 0.9%
ADT Corp. (The)	420	19,526
Avery Dennison Corp.	610	21,301
Tyco International Ltd.	1,710	50,017
		90,844
COMMUNICATIONS EQUIPMENT — 2.5%
Cisco Systems, Inc.	12,960	254,664
COMPUTERS AND PERIPHERALS — 0.4%
NetApp, Inc.(1)	1,280	42,944
DIVERSIFIED FINANCIAL SERVICES — 6.5%
Bank of America Corp.	8,080	93,728
Citigroup, Inc.	5,750	227,470
JPMorgan Chase & Co.	7,840	344,725
		665,923
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.2%
AT&T, Inc.	6,590	222,149
CenturyLink, Inc.	2,170	84,891
Verizon Communications, Inc.	590	25,529
		332,569
ELECTRIC UTILITIES — 3.2%
American Electric Power Co., Inc.	1,400	59,752
Exelon Corp.	1,100	32,714
NV Energy, Inc.	2,640	47,890
Pinnacle West Capital Corp.	1,270	64,745
PPL Corp.	2,210	63,272
Xcel Energy, Inc.	2,250	60,097
		328,470
ELECTRICAL EQUIPMENT — 0.8%
Eaton Corp. plc	1,540	83,468
ENERGY EQUIPMENT AND SERVICES — 2.5%
Baker Hughes, Inc.	2,110	86,172
National Oilwell Varco, Inc.	1,300	88,855
Schlumberger Ltd.	1,190	82,455
		257,482
FOOD AND STAPLES RETAILING — 2.5%
CVS Caremark Corp.	2,300	111,205
Kroger Co. (The)	2,930	76,239
Wal-Mart Stores, Inc.	1,070	73,006
		260,450
FOOD PRODUCTS — 0.9%
Kraft Foods Group, Inc. Class A	780	35,466
Mondelez International, Inc. Class A	2,310	58,836
		94,302
HEALTH CARE EQUIPMENT AND SUPPLIES — 1.9%
Abbott Laboratories(2)	1,610	50,554
Medtronic, Inc.	3,630	148,903
		199,457
HEALTH CARE PROVIDERS AND SERVICES — 2.2%
Aetna, Inc.	1,780	82,414
Quest Diagnostics, Inc.	880	51,278
WellPoint, Inc.	1,480	90,161
		223,853

10

Shares	Value
HOTELS, RESTAURANTS AND LEISURE — 0.5%
Carnival Corp.	1,410	$ 51,846
HOUSEHOLD PRODUCTS — 2.8%
Procter & Gamble Co. (The)	4,200	285,138
INDUSTRIAL CONGLOMERATES — 3.8%
General Electric Co.	18,540	389,155
INSURANCE — 8.0%
Allstate Corp. (The)	2,140	85,964
American International Group, Inc.(1)	1,867	65,905
Berkshire Hathaway, Inc., Class B(1)	1,650	148,005
Chubb Corp. (The)	520	39,166
Loews Corp.	1,660	67,645
MetLife, Inc.	4,190	138,019
Principal Financial Group, Inc.	2,120	60,462
Prudential Financial, Inc.	1,850	98,661
Torchmark Corp.	340	17,568
Travelers Cos., Inc. (The)	1,470	105,575
		826,970
IT SERVICES — 0.1%
Fiserv, Inc.(1)	100	7,903
MACHINERY — 1.6%
Dover Corp.	1,130	74,252
Ingersoll-Rand plc	490	23,501
PACCAR, Inc.	1,490	67,363
		165,116
MEDIA — 3.8%
CBS Corp., Class B	2,040	77,622
Comcast Corp., Class A	3,470	129,708
Time Warner Cable, Inc.	500	48,595
Time Warner, Inc.	2,830	135,359
		391,284
METALS AND MINING — 1.4%
Freeport-McMoRan Copper & Gold, Inc.	2,430	83,106
Nucor Corp.	1,370	59,157
		142,263
MULTI-UTILITIES — 0.7%
PG&E Corp.	1,710	68,708
MULTILINE RETAIL — 2.5%
Kohl’s Corp.	1,090	46,848
Macy’s, Inc.	1,740	67,895
Target Corp.	2,410	142,600
		257,343
OIL, GAS AND CONSUMABLE FUELS — 15.0%
Apache Corp.	1,360	106,760
Chevron Corp.	3,200	346,048
Exxon Mobil Corp.	7,960	688,938
Occidental Petroleum Corp.	1,280	98,061
Royal Dutch Shell plc, Class A	2,870	98,677
Total SA ADR	1,970	102,460
Ultra Petroleum Corp.(1)	1,550	28,101
Valero Energy Corp.	1,980	67,557
		1,536,602
PAPER AND FOREST PRODUCTS — 0.8%
International Paper Co.	2,030	80,875
PHARMACEUTICALS — 8.5%
AbbVie, Inc.(1)(2)	210	7,174
Johnson & Johnson	4,010	281,101
Merck & Co., Inc.	5,790	237,042
Pfizer, Inc.	13,960	350,117
		875,434
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 1.6%
Applied Materials, Inc.	5,030	57,543
Intel Corp.	5,000	103,150
		160,693
SOFTWARE — 2.7%
Adobe Systems, Inc.(1)	970	36,550
Microsoft Corp.	4,740	126,700
Oracle Corp.	3,380	112,621
		275,871
SPECIALTY RETAIL — 1.0%
Lowe’s Cos., Inc.	2,290	81,341
Staples, Inc.	2,220	25,308
		106,649
TOBACCO — 0.5%
Altria Group, Inc.	1,480	46,502
TOTAL COMMON STOCKS (Cost $8,178,545)		10,099,711
Temporary Cash Investments — 1.2%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.625% – 0.875%, 2/28/17 – 8/31/17, valued at $71,907), in a joint trading account at 0.12%, dated 12/31/12, due 1/2/13 (Delivery value $70,473)		70,473
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.75%, 8/15/41, valued at $35,979), in a joint trading account at 0.15%, dated 12/31/12, due 1/2/13 (Delivery value $35,236)		35,236

11

Value
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $11,973), in a joint trading account at 0.12%, dated 12/31/12, due 1/2/13 (Delivery value $11,745)
$ 11,745
TOTAL TEMPORARY CASH INVESTMENTS (Cost $117,454)	117,454
TOTAL INVESTMENT SECURITIES — 99.5% (Cost $8,295,999)	10,217,165
OTHER ASSETS AND LIABILITIES — 0.5%	55,291
TOTAL NET ASSETS — 100.0%	$10,272,456

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
137,268	EUR for USD	UBS AG	1/31/13	$181,230	$(154)
(Value on Settlement Date $181,076)

Notes to Schedule of Investments

ADR = American Depositary Receipt
EUR = Euro
USD = United States Dollar
(1) Non-income producing.
(2) When-issued security.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

DECEMBER 31, 2012
Assets
Investment securities, at value (cost of $8,295,999)	$10,217,165
Cash	15,318
Foreign currency holdings, at value (cost of $1,069)	1,066
Receivable for investments sold	56,865
Receivable for capital shares sold	20,003
Dividends and interest receivable	14,739
10,325,156

Liabilities
Payable for investments purchased	43,649
Payable for capital shares redeemed	571
Unrealized loss on forward foreign currency exchange contracts	154
Accrued management fees	7,205
Distribution fees payable	1,121
52,700

Net Assets	$10,272,456

Net Assets Consist of:
Capital (par value and paid-in surplus)	$10,972,274
Accumulated net investment loss	(1,318)
Accumulated net realized loss	(2,619,509)
Net unrealized appreciation	1,921,009
$10,272,456

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$4,997,268	472,225	$10.58
Class II, $0.01 Par Value	$5,275,188	492,588	$10.71

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED DECEMBER 31, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,236)	$279,248
Interest	167
279,415

Expenses:
Management fees	85,387
Distribution fees — Class II	12,120
Directors’ fees and expenses	496
Other expenses	556
98,559
Fees waived	(863)
97,696

Net investment income (loss)	181,719

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	156,681
Foreign currency transactions	(6,555)
150,126

Change in net unrealized appreciation (depreciation) on:
Investments	1,166,101
Translation of assets and liabilities in foreign currencies	(653)
1,165,448

Net realized and unrealized gain (loss)	1,315,574

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,497,293

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2012 AND DECEMBER 31, 2011
Increase (Decrease) in Net Assets	December 31, 2012	December 31, 2011
Operations
Net investment income (loss)	$181,719	$120,409
Net realized gain (loss)	150,126	37,613
Change in net unrealized appreciation (depreciation)	1,165,448	(27,137)
Net increase (decrease) in net assets resulting from operations	1,497,293	130,885

Distributions to Shareholders
From net investment income:
Class I	(96,445)	(71,094)
Class II	(82,728)	(47,697)
Decrease in net assets from distributions	(179,173)	(118,791)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(519,320)	2,362,156

Net increase (decrease) in net assets	798,800	2,374,250

Net Assets
Beginning of period	9,473,656	7,099,406
End of period	$10,272,456	$9,473,656

Accumulated undistributed net investment income (loss)	$(1,318)	$3,738

See Notes to Financial Statements.

15

Notes to Financial Statements

DECEMBER 31, 2012

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its objectives by investing primarily in equity securities of larger companies that management believes to be undervalued at the time of purchase.

The fund offers Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited

16

to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

When-Issued — The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and when-issued securities. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical

17

merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.70% to 0.90% for Class I and from 0.60% to 0.80% for Class II. Effective August 1, 2012, the investment advisor voluntarily agreed to waive 0.02% of its management fee. The investment advisor expects the fee waiver to continue through July 31, 2013, and cannot terminate it without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended December 31, 2012 was $430 and $433 for Class I and Class II, respectively. The effective annual management fee before waiver for each class for the year ended December 31, 2012 was 0.90% and 0.80% for Class I and Class II, respectively. The effective annual management fee after waiver for each class for the year ended December 31, 2012 was 0.89% and 0.79% for Class I and Class II, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

18

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2012 were $6,914,070 and $6,387,762, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2012		Year ended December 31, 2011
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	50,000,000		50,000,000
Sold	100,826	$1,012,264	133,443	$1,202,613
Issued in reinvestment of distributions	9,376	96,445	7,726	71,094
Redeemed	(159,223)	(1,610,378)	(66,773)	(618,099)
	(49,021)	(501,669)	74,396	655,608
Class II/Shares Authorized	50,000,000		50,000,000
Sold	367,726	3,692,551	338,239	3,151,203
Issued in reinvestment of distributions	7,933	82,728	5,125	47,697
Redeemed	(379,587)	(3,792,930)	(159,175)	(1,492,352)
	(3,928)	(17,651)	184,189	1,706,548
Net increase (decrease)	(52,949)	$(519,320)	258,585	$2,362,156

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$10,001,034	$98,677	—
Temporary Cash Investments	—	117,454	—
Total Value of Investment Securities	$10,001,034	$216,131	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(154)	—

19

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of December 31, 2012, is disclosed on the Statement of Assets and Liabilities as a liability of $154 in unrealized loss on forward foreign currency exchange contracts. For the year ended December 31, 2012, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(6,617) in net realized gain (loss) on foreign currency transactions and $(650) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$179,173	$118,791
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$8,738,500
Gross tax appreciation of investments	$1,544,704
Gross tax depreciation of investments	(66,039)
Net tax appreciation (depreciation) of investments	$1,478,665
Undistributed ordinary income	—
Accumulated short-term capital losses	$(2,167,567)
Late-year ordinary loss deferral	$(1,472)
Post-October capital loss deferral	$(9,444)

20

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire as follows:

2016	2017	2018
$(831,586)	$(1,172,695)	$(163,286)

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2012	$9.26	0.19	1.32	1.51	(0.19)	—	(0.19)	$10.58	16.40%	0.90%	0.91%	1.89%	1.88%	65%	$4,997
2011	$9.31	0.16	(0.06)	0.10	(0.15)	—	(0.15)	$9.26	1.12%	0.91%	0.91%	1.69%	1.69%	49%	$4,825
2010	$8.52	0.13	0.79	0.92	(0.13)	—	(0.13)	$9.31	10.97%	0.93%	0.93%	1.56%	1.56%	33%	$4,158
2009	$7.58	0.16	1.19	1.35	(0.41)	—	(0.41)	$8.52	20.04%	0.91%	0.91%	2.08%	2.08%	32%	$4,108
2008	$12.71	0.23	(4.80)	(4.57)	(0.24)	(0.32)	(0.56)	$7.58	(37.28)%	0.90%	0.90%	2.30%	2.30%	21%	$3,766
Class II
2012	$9.36	0.18	1.35	1.53	(0.18)	—	(0.18)	$10.71	16.37%	1.05%	1.06%	1.74%	1.73%	65%	$5,275
2011	$9.42	0.15	(0.07)	0.08	(0.14)	—	(0.14)	$9.36	0.85%	1.06%	1.06%	1.54%	1.54%	49%	$4,649
2010	$8.62	0.12	0.80	0.92	(0.12)	—	(0.12)	$9.42	10.80%	1.08%	1.08%	1.41%	1.41%	33%	$2,941
2009	$7.65	0.14	1.22	1.36	(0.39)	—	(0.39)	$8.62	19.91%	1.06%	1.06%	1.93%	1.93%	32%	$2,131
2008	$12.83	0.22	(4.85)	(4.63)	(0.23)	(0.32)	(0.55)	$7.65	(37.42)%	1.05%	1.05%	2.15%	2.15%	21%	$1,629

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

22

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Large Company Value Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the “Corporation”) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Large Company Value Fund of American Century Variable Portfolios, Inc., as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 12, 2013

23

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	66	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted.
No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS
Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request,  by calling 1-800-378-9878.

26

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $179,173, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2012 as qualified for the corporate dividends received deduction.

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Variable Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-77340   1302

ANNUAL REPORT                   DECEMBER 31, 2012

VP Mid Cap Value Fund

Market Perspective	2
Performance	3
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	20
Report of Independent Registered Public Accounting Firm	21
Management	22
Additional Information	25

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

Central Bank Actions Helped Drive Stocks Higher

Stock market performance remained robust during the 12-month period ended December 31, 2012. Despite persistent concerns about weakening global economies and Europe’s ongoing financial crisis, investors largely focused on central bank stimulus measures, which fueled much of the period’s market optimism.

The period began on an upbeat note, but a barrage of disappointing U.S. economic data released in the second calendar quarter of 2012, combined with ongoing problems in Europe, triggered recession fears and a short-term market selloff. In this environment, investors presumed the European Central Bank (ECB) and the U.S. Federal Reserve (the Fed) would step in with additional stimulus measures. These programs helped encourage investor optimism and keep stocks and other riskier assets in favor.

Stock market sentiment shifted late in the year, though, as market anxiety leading up to and following the November elections quickly turned to worries surrounding the impact of the massive federal tax hikes and spending cuts scheduled for January 1, 2013, dubbed the “fiscal cliff.” Against this backdrop, stocks generally struggled before rallying on the final day of the year, when policymakers closed in on a fiscal cliff deal.

Value stocks outperformed their growth stock counterparts across the capitalization spectrum. Much of this was due to strong one-year returns from the financials and telecommunication services sectors, where many value-oriented stocks reside.

Stocks Vulnerable but Opportunities Exist

Looking ahead, stock valuations remain attractive relative to historical averages, but corporate profit margins have started to decline from record highs. And although equities performed well in 2012, they did so despite economic and political uncertainty, reflecting, in part, pessimistic expectations about future growth. Therefore, equities now are somewhat more vulnerable on any of these fronts.

Nevertheless, we believe it’s still possible to find individual companies growing earnings. These are companies benefiting from fundamental business trends as a result of a new product launch, market share gains, secular change, or beneficial acquisition. We believe our disciplined, bottom-up approach to stock selection will help us uncover such opportunities.

U.S. Stock Index Returns
For the 12 months ended December 31, 2012
Russell 1000 Index (Large-Cap)	16.42%	Russell 2000 Index (Small-Cap)	16.35%
Russell 1000 Growth Index	15.26%	Russell 2000 Growth Index	14.59%
Russell 1000 Value Index	17.51%	Russell 2000 Value Index	18.05%
Russell Midcap Index	17.28%
Russell Midcap Growth Index	15.81%
Russell Midcap Value Index	18.51%

2

Performance

Total Returns as of December 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Class II	AVMTX	16.23%	6.08%	8.42%	10/29/04
Russell Midcap Value Index	—	18.51%	3.79%	7.34%	—
Class I	AVIPX	16.33%	6.25%	7.65%	12/1/04

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Growth of $10,000 Over Life of Class
$10,000 investment made October 29, 2004

*From 10/29/04, Class II’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Class I	Class II
1.01%	1.16%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: Kevin Toney, Michael Liss, Phil Davidson, and Brian Woglom

Portfolio manager Brian Woglom has joined the VP Mid Cap Value management team. Mr. Woglom previously served as an investment analyst for VP Mid Cap Value and has been a member of the VP Mid Cap Value team since 2005.

Performance Summary

VP Mid Cap Value returned 16.33%* for the 12 months ended December 31, 2012. By comparison, its benchmark, the Russell Midcap Value Index, returned 18.51%. The portfolio’s returns reflect operating expenses, while the index’s returns do not.

Stocks recorded strong gains in 2012, driven by the Federal Reserve’s (the Fed) extraordinary fiscal and monetary stimulus. Though the unemployment rate declined and the housing market showed signs of improvement, U.S. economic growth overall was lackluster. As a result, the Fed extended a number of its liquidity measures and launched a third round of quantitative easing (QE3). In December, the Fed identified its threshold levels for unemployment and inflation, indicating that it would continue holding short-term interest rates close to zero as long as unemployment remained above 6.5% and inflation was below 2.5%. In this environment, investors generally favored riskier, lower-quality securities. During the reporting period, VP Mid Cap Value received positive results in absolute terms from nine of the ten sectors in which it was invested. Relative to the benchmark, the portfolio was hampered by its positions in the energy, consumer discretionary, and materials sectors. Positions in the industrials and information technology sectors contributed positively.

Energy Weakened Results

In energy, the only sector in which the portfolio declined on an absolute basis, VP Mid Cap Value was hampered by security selection. A top detractor was Ultra Petroleum, a natural gas exploration and production company. Its shares declined, largely because of supply and demand. New extraction techniques have produced a significant amount of natural gas supply, which put pressure on prices. An investment in Imperial Oil also slowed performance. Concerns about energy prices and Europe’s financial problems weighed on Imperial’s share price during the reporting period.

In addition, VP Mid Cap Value was underweight U.S. oil refiners, which performed well as the price difference between Brent and West Texas Intermediate (WTI) crude widened. VP Mid Cap Value did not own Valero Energy, which appreciated more than 66% in the benchmark.

Consumer Discretionary Detracted

An underweighted position in the consumer discretionary sector, which posted the strongest results in the benchmark, dampened performance. More specifically, the portfolio was underweight household durables. Many of these stocks performed well as the housing market improved.

*All fund returns referenced in this commentary are for Class I shares.

5

Materials Hampered Performance

VP Mid Cap Value’s mix of materials stocks was a drag on results. In particular, the portfolio was hurt by its investment in gold producer Newmont Mining Corp. As risk appetite increased during the reporting period, investors traded out of sectors and industries they perceived as defensive and into riskier names. Newmont’s share price was also negatively impacted when the company provided lower-than-expected earnings guidance, citing the higher cost of finding gold and a decline in the amount of gold it expected to produce.

Industrials Added to Results

In industrials, an overweight position contributed positively to relative performance. The sector also provided two notable contributors. Shares of Thomas & Betts Corp., a maker of electrical components, appreciated on the news it would be acquired by Swiss engineering firm ABB Ltd. The deal, which closed in May, was valued at $3.9 billion. Oshkosh Corp., the specialty vehicle manufacturer, reported stronger-than-expected earnings and announced a plan to double its earnings per share by 2015. Activist investor Carl Icahn also took a position in the company.

Information Technology Contributed

The portfolio’s underweight in information technology, one of the weakest performing sectors in the benchmark, enhanced relative performance. Effective security selection also boosted results. Within computers and peripherals, VP Mid Cap Value owned SanDisk Corp. and Western Digital. SanDisk, a maker of flash drive memory chip products, outperformed as supply and demand fundamentals improved during the second half of the reporting period. Western Digital reported unexpectedly strong profits in its fourth fiscal quarter, benefiting from the acquisition of Hitachi’s hard drive operations.

Outlook

We continue to follow our disciplined, bottom-up process, selecting companies one at a time for the portfolio. As of December 31, 2012, we see opportunity in health care and industrials, reflected by the portfolio’s overweight positions in these sectors relative to the benchmark. Fundamental analysis and valuation work have led to smaller relative weightings in consumer discretionary, financials, information technology, and materials stocks.

6

Fund Characteristics

DECEMBER 31, 2012
Top Ten Holdings	% of net assets
iShares Russell Midcap Value Index Fund	3.5%
Republic Services, Inc.	3.3%
Northern Trust Corp.	2.7%
Imperial Oil Ltd.	2.3%
CareFusion Corp.	1.8%
Great Plains Energy, Inc.	1.7%
Applied Materials, Inc.	1.6%
PG&E Corp.	1.5%
Lowe’s Cos., Inc.	1.4%
AGL Resources, Inc.	1.4%

Top Five Industries	% of net assets
Insurance	9.6%
Electric Utilities	7.5%
Health Care Equipment and Supplies	7.5%
Oil, Gas and Consumable Fuels	7.0%
Commercial Banks	6.0%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	88.7%
Foreign Common Stocks*	5.2%
Exchange-Traded Funds	3.5%
Total Equity Exposure	97.4%
Temporary Cash Investments	2.4%
Other Assets and Liabilities	0.2%

*Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period(1) 7/1/12 - 12/31/12	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,085.50	$5.29	1.01%
Class II	$1,000	$1,084.60	$6.08	1.16%
Hypothetical
Class I	$1,000	$1,020.06	$5.13	1.01%
Class II	$1,000	$1,019.31	$5.89	1.16%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

8

Schedule of Investments

DECEMBER 31, 2012

	Shares	Value
Common Stocks — 93.9%
AEROSPACE AND DEFENSE — 2.8%
General Dynamics Corp.	49,222	$3,409,608
L-3 Communications Holdings, Inc.	6,557	502,397
Northrop Grumman Corp.	34,550	2,334,889
Rockwell Collins, Inc.	22,273	1,295,621
		7,542,515
AIRLINES — 0.8%
Southwest Airlines Co.	205,587	2,105,211
AUTO COMPONENTS — 0.4%
Autoliv, Inc.	17,468	1,177,169
BEVERAGES — 0.9%
Dr Pepper Snapple Group, Inc.	55,225	2,439,840
CAPITAL MARKETS — 4.4%
Charles Schwab Corp. (The)	189,784	2,725,298
Franklin Resources, Inc.	6,556	824,089
Northern Trust Corp.	145,661	7,306,356
State Street Corp.	17,669	830,620
		11,686,363
CHEMICALS — 0.2%
Minerals Technologies, Inc.	11,244	448,860
COMMERCIAL BANKS — 6.0%
Comerica, Inc.	90,018	2,731,146
Commerce Bancshares, Inc.	94,782	3,323,057
Cullen/Frost Bankers, Inc.	26,466	1,436,310
KeyCorp	190,069	1,600,381
PNC Financial Services Group, Inc.	59,634	3,477,258
SunTrust Banks, Inc.	47,545	1,347,901
Westamerica Bancorp.	47,514	2,023,621
		15,939,674
COMMERCIAL SERVICES AND SUPPLIES — 5.8%
ADT Corp. (The)	48,768	2,267,224
Corrections Corp. of America	22,311	791,371
Republic Services, Inc.	295,640	8,671,121
Tyco International Ltd.	86,556	2,531,763
Waste Management, Inc.	36,478	1,230,768
		15,492,247
COMPUTERS AND PERIPHERALS — 1.1%
SanDisk Corp.(1)	32,523	1,416,702
Western Digital Corp.	34,229	1,454,390
		2,871,092
CONTAINERS AND PACKAGING — 1.3%
Bemis Co., Inc.	64,153	2,146,559
Sonoco Products Co.	47,648	1,416,575
		3,563,134
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.8%
CenturyLink, Inc.	51,144	2,000,753
tw telecom, inc., Class A(1)	105,429	2,685,277
		4,686,030
ELECTRIC UTILITIES — 7.5%
Empire District Electric Co. (The)	115,204	2,347,857
Great Plains Energy, Inc.	226,958	4,609,517
IDACORP, Inc.	31,728	1,375,409
Northeast Utilities	39,802	1,555,462
NV Energy, Inc.	94,796	1,719,599
Portland General Electric Co.	67,267	1,840,425
Westar Energy, Inc.	110,082	3,150,547
Xcel Energy, Inc.	122,815	3,280,389
		19,879,205
ELECTRICAL EQUIPMENT — 1.6%
ABB Ltd. ADR	115,802	2,407,524
Brady Corp., Class A	33,739	1,126,883
Emerson Electric Co.	12,987	687,791
		4,222,198
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 1.1%
Molex, Inc., Class A	44,454	992,213
TE Connectivity Ltd.	55,126	2,046,277
		3,038,490
ENERGY EQUIPMENT AND SERVICES — 0.5%
Helmerich & Payne, Inc.	23,246	1,302,008
FOOD AND STAPLES RETAILING — 0.7%
SYSCO Corp.	57,039	1,805,855
FOOD PRODUCTS — 3.5%
Campbell Soup Co.	19,705	687,507
ConAgra Foods, Inc.	44,925	1,325,287
General Mills, Inc.	64,315	2,598,969
Kellogg Co.	33,563	1,874,494
Kraft Foods Group, Inc.	59,895	2,723,426
		9,209,683
GAS UTILITIES — 1.6%
AGL Resources, Inc.	91,389	3,652,819
WGL Holdings, Inc.	18,380	720,312
		4,373,131

9

Shares	Value
HEALTH CARE EQUIPMENT AND SUPPLIES — 7.5%
Becton, Dickinson and Co.	35,458	$2,772,461
Boston Scientific Corp.(1)	246,429	1,412,038
CareFusion Corp.(1)	170,280	4,866,602
Medtronic, Inc.	45,246	1,855,991
STERIS Corp.	63,691	2,211,989
Stryker Corp.	56,011	3,070,523
Zimmer Holdings, Inc.	54,147	3,609,439
		19,799,043
HEALTH CARE PROVIDERS AND SERVICES — 3.4%
CIGNA Corp.	25,298	1,352,431
Humana, Inc.	28,962	1,987,662
LifePoint Hospitals, Inc.(1)	86,903	3,280,588
Patterson Cos., Inc.	68,354	2,339,758
		8,960,439
HOTELS, RESTAURANTS AND LEISURE — 2.1%
Carnival Corp.	29,782	1,095,084
CEC Entertainment, Inc.	61,053	2,026,349
International Game Technology	116,739	1,654,192
International Speedway Corp., Class A	24,627	680,198
		5,455,823
HOUSEHOLD PRODUCTS — 1.0%
Clorox Co.	19,781	1,448,365
Kimberly-Clark Corp.	15,817	1,335,429
		2,783,794
INDUSTRIAL CONGLOMERATES — 0.9%
Koninklijke Philips Electronics NV	93,278	2,502,490
INSURANCE — 9.6%
ACE Ltd.	28,896	2,305,901
Allstate Corp. (The)	41,992	1,686,819
Aon plc	47,395	2,635,162
Chubb Corp. (The)	48,047	3,618,900
HCC Insurance Holdings, Inc.	89,324	3,323,746
Marsh & McLennan Cos., Inc.	82,802	2,854,185
Principal Financial Group, Inc.	34,861	994,236
Reinsurance Group of America, Inc.	50,010	2,676,535
Symetra Financial Corp.	104,751	1,359,668
Travelers Cos., Inc. (The)	28,456	2,043,710
Unum Group	92,930	1,934,802
		25,433,664
LEISURE EQUIPMENT AND PRODUCTS — 0.5%
Hasbro, Inc.	37,521	1,347,004
LIFE SCIENCES TOOLS AND SERVICES — 0.9%
Agilent Technologies, Inc.	34,273	1,403,137
Life Technologies Corp.(1)	18,363	901,256
		2,304,393
MACHINERY — 2.4%
ITT Corp.	123,977	2,908,500
Kaydon Corp.	77,534	1,855,389
Woodward, Inc.	44,757	1,706,584
		6,470,473
METALS AND MINING — 1.5%
Newmont Mining Corp.	57,317	2,661,801
Nucor Corp.	28,609	1,235,337
		3,897,138
MULTI-UTILITIES — 1.8%
PG&E Corp.	98,061	3,940,091
Wisconsin Energy Corp.	24,191	891,438
		4,831,529
MULTILINE RETAIL — 0.8%
Target Corp.	36,590	2,165,030
OIL, GAS AND CONSUMABLE FUELS — 7.0%
Apache Corp.	25,912	2,034,092
Devon Energy Corp.	46,170	2,402,687
EQT Corp.	29,390	1,733,422
Imperial Oil Ltd.	141,997	6,099,861
Murphy Oil Corp.	39,348	2,343,173
Peabody Energy Corp.	38,031	1,012,005
Southwestern Energy Co.(1)	52,154	1,742,465
Spectra Energy Partners LP	39,798	1,242,892
		18,610,597
PHARMACEUTICALS — 0.8%
Hospira, Inc.(1)	70,673	2,207,825
REAL ESTATE INVESTMENT TRUSTS (REITs) — 3.0%
American Tower Corp.	33,080	2,556,092
HCP, Inc.	42,607	1,924,984
Piedmont Office Realty Trust, Inc., Class A	170,468	3,076,948
Weyerhaeuser Co.	17,726	493,137
		8,051,161
ROAD AND RAIL — 0.8%
Heartland Express, Inc.	166,169	2,171,829
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.9%
Analog Devices, Inc.	27,424	1,153,453
Applied Materials, Inc.	380,707	4,355,288
KLA-Tencor Corp.	26,634	1,272,040
Microchip Technology, Inc.	32,744	1,067,127
Teradyne, Inc.(1)	156,505	2,643,370
		10,491,278

10

Shares	Value
SPECIALTY RETAIL — 1.4%
Lowe’s Cos., Inc.	106,155	$3,770,626
THRIFTS AND MORTGAGE FINANCE — 1.9%
Capitol Federal Financial, Inc.	195,645	2,287,090
People’s United Financial, Inc.	221,067	2,672,700
		4,959,790
WIRELESS TELECOMMUNICATION SERVICES — 0.7%
Rogers Communications, Inc., Class B	38,844	1,763,542
TOTAL COMMON STOCKS (Cost $221,055,243)		249,760,173
Exchange-Traded Funds — 3.5%
iShares Russell Midcap Value Index Fund (Cost $8,766,486)	185,515	9,320,274
Temporary Cash Investments — 2.4%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.625% - 0.875%, 2/28/17 - 8/31/17, valued at $3,412,049), in a joint trading account at 0.12%, dated 12/31/12, due 1/2/13 (Delivery value $3,343,990)		3,343,968
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.75%, 8/15/41, valued at $1,707,246), in a joint trading account at 0.15%, dated 12/31/12, due 1/2/13 (Delivery value $1,671,998)		$1,671,984
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $568,130), in a joint trading account at 0.12%, dated 12/31/12, due 1/2/13 (Delivery value $557,332)		557,328
SSgA U.S. Government Money Market Fund	726,839	726,839
TOTAL TEMPORARY CASH INVESTMENTS (Cost $6,300,119)		6,300,119
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $236,121,848)		265,380,566
OTHER ASSETS AND LIABILITIES — 0.2%		464,343
TOTAL NET ASSETS — 100.0%		$265,844,909

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
6,737,101	CAD for USD	UBS AG	1/31/13	$6,769,111	$12,212
1,857,455	CHF for USD	Credit Suisse AG	1/31/13	2,031,905	(1,899)
1,589,690	EUR for USD	UBS AG	1/31/13	2,098,813	(1,782)
				$10,899,829	$8,531
(Value on Settlement Date $10,908,360)

Notes to Schedule of Investments

ADR = American Depositary Receipt
CAD = Canadian Dollar
CHF = Swiss Franc
EUR = Euro
USD = United States Dollar
(1)  Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2012
Assets
Investment securities, at value (cost of $236,121,848)	$265,380,566
Receivable for investments sold	2,304,011
Receivable for capital shares sold	323,537
Unrealized gain on forward foreign currency exchange contracts	12,212
Dividends and interest receivable	387,699
268,408,025

Liabilities
Payable for investments purchased	1,886,749
Payable for capital shares redeemed	423,198
Unrealized loss on forward foreign currency exchange contracts	3,681
Accrued management fees	206,400
Distribution fees payable	43,088
2,563,116

Net Assets	$265,844,909

Net Assets Consist of:
Capital (par value and paid-in surplus)	$265,135,426
Undistributed net investment income	102,017
Accumulated net realized loss	(28,659,592)
Net unrealized appreciation	29,267,058
$265,844,909

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$60,636,599	4,157,406	$14.59
Class II, $0.01 Par Value	$205,208,310	14,060,914	$14.59

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $23,086)	$7,212,471
Interest	4,853
7,217,324

Expenses:
Management fees	2,174,153
Distribution fees — Class II	443,153
Directors’ fees and expenses	13,799
2,631,105

Net investment income (loss)	4,586,219

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	10,657,854
Foreign currency transactions	(241,478)
10,416,376

Change in net unrealized appreciation (depreciation) on:
Investments	20,248,926
Translation of assets and liabilities in foreign currencies	(18,111)
20,230,815

Net realized and unrealized gain (loss)	30,647,191

Net Increase (Decrease) in Net Assets Resulting from Operations	$35,233,410

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2012 AND DECEMBER 31, 2011
Increase (Decrease) in Net Assets	December 31, 2012	December 31, 2011
Operations
Net investment income (loss)	$4,586,219	$2,748,393
Net realized gain (loss)	10,416,376	19,321,717
Change in net unrealized appreciation (depreciation)	20,230,815	(23,593,274)
Net increase (decrease) in net assets resulting from operations	35,233,410	(1,523,164)

Distributions to Shareholders
From net investment income:
Class I	(1,170,971)	(691,920)
Class II	(3,348,430)	(1,767,360)
From net realized gains:
Class I	(3,075,631)	(1,348,563)
Class II	(8,972,403)	(3,728,812)
Decrease in net assets from distributions	(16,567,435)	(7,536,655)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	40,484,009	27,205,852

Net increase (decrease) in net assets	59,149,984	18,146,033

Net Assets
Beginning of period	206,694,925	188,548,892
End of period	$265,844,909	$206,694,925

Undistributed net investment income	$102,017	$345,133

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2012

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its objectives by investing in equity securities of medium size companies that management believes to be undervalued at the time of purchase.

The fund offers Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited

15

to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

16

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee for each class is 1.00% and 0.90% for Class I and Class II, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2012 were $206,772,071 and $180,977,159, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2012		Year ended December 31, 2011
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	100,000,000		100,000,000
Sold	1,117,651	$15,539,653	1,444,515	$19,920,158
Issued in reinvestment of distributions	303,565	4,246,602	145,271	2,040,483
Redeemed	(1,134,346)	(15,879,414)	(1,274,539)	(17,435,266)
	286,870	3,906,841	315,247	4,525,375
Class II/Shares Authorized	150,000,000		150,000,000
Sold	4,437,886	62,170,056	3,383,656	46,351,885
Issued in reinvestment of distributions	879,957	12,320,833	390,771	5,496,172
Redeemed	(2,693,692)	(37,913,721)	(2,115,111)	(29,167,580)
	2,624,151	36,577,168	1,659,316	22,680,477
Net increase (decrease)	2,911,021	$40,484,009	1,974,563	$27,205,852

17

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$235,809,587	—	—
Foreign Common Stocks	3,584,693	$10,365,893	—
Exchange-Traded Funds	9,320,274	—	—
Temporary Cash Investments	726,839	5,573,280	—
Total Value of Investment Securities	$249,441,393	$15,939,173	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$8,531	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

18

The value of foreign currency risk derivative instruments as of December 31, 2012, is disclosed on the Statement of Assets and Liabilities as an asset of $12,212 in unrealized gain on forward foreign currency exchange contracts and a liability of $3,681 in unrealized loss on forward foreign currency exchange contracts. For the year ended December 31, 2012, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(247,714) in net realized gain (loss) on foreign currency transactions and $(17,818) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$6,630,546	$2,454,252
Long-term capital gains	$9,936,889	$5,082,403

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$242,243,991
Gross tax appreciation of investments	$26,127,005
Gross tax depreciation of investments	(2,990,430)
Net tax appreciation (depreciation) of investments	$23,136,575
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$(168)
Net tax appreciation (depreciation)	$23,136,407
Undistributed ordinary income	$110,524
Accumulated long-term gains	$4,718,492
Accumulated short-term capital losses	$(27,255,940)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. As a result of a shift in ownership of the fund, the utilization of current capital loss carryovers are limited. Any remaining accumulated gains after application of this limitation will be distributed to shareholders. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

19

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2012	$13.50	0.29	1.86	2.15	(0.28)	(0.78)	(1.06)	$14.59	16.33%	1.01%	2.06%	78%	$60,637
2011	$14.14	0.21	(0.30)	(0.09)	(0.18)	(0.37)	(0.55)	$13.50	(0.69)%	1.01%	1.52%	98%	$52,242
2010	$12.12	0.28	2.03	2.31	(0.29)	—	(0.29)	$14.14	19.25%	1.04%	1.90%	142%	$50,257
2009	$9.78	0.19	2.55	2.74	(0.40)	—	(0.40)	$12.12	29.94%	1.01%	1.91%	172%	$38,722
2008	$12.94	0.23	(3.38)	(3.15)	(0.01)	—	(0.01)	$9.78	(24.35)%	1.01%	1.88%	222%	$32,801
Class II
2012	$13.50	0.27	1.86	2.13	(0.26)	(0.78)	(1.04)	$14.59	16.23%	1.16%	1.91%	78%	$205,208
2011	$14.14	0.19	(0.30)	(0.11)	(0.16)	(0.37)	(0.53)	$13.50	(0.84)%	1.16%	1.37%	98%	$154,453
2010	$12.13	0.21	2.07	2.28	(0.27)	—	(0.27)	$14.14	18.98%	1.19%	1.75%	142%	$138,292
2009	$9.77	0.18	2.56	2.74	(0.38)	—	(0.38)	$12.13	29.80%	1.16%	1.76%	172%	$261,289
2008	$12.95	0.20	(3.37)	(3.17)	(0.01)	—	(0.01)	$9.77	(24.51)%	1.16%	1.73%	222%	$231,954

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

20

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Mid Cap Value Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the “Corporation”) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Mid Cap Value Fund of American Century Variable Portfolios, Inc., as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 12, 2013

21

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

22

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	66	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

23

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS
Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

24

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $5,698,511, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2012 as qualified for the corporate dividends received deduction.

The fund hereby designates $9,936,889, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended December 31, 2012.

The fund hereby designates $2,110,373 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

25

Notes

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Variable Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-77341   1302

ANNUAL REPORT            DECEMBER 31, 2012

VP VistaSM Fund

Market Perspective	2
Performance	3
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	21
Report of Independent Registered Public Accounting Firm	22
Management	23
Additional Information	26

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

Central Bank Actions Helped Drive Stocks Higher

Stock market performance remained robust during the 12-month period ended December 31, 2012. Despite persistent concerns about weakening global economies and Europe’s ongoing financial crisis, investors largely focused on central bank stimulus measures, which fueled much of the period’s market optimism.

The period began on an upbeat note, but a barrage of disappointing U.S. economic data released in the second calendar quarter of 2012, combined with ongoing problems in Europe, triggered recession fears and a short-term market selloff. In this environment, investors presumed the European Central Bank (ECB) and the U.S. Federal Reserve (the Fed) would step in with additional stimulus measures. These programs helped encourage investor optimism and keep stocks and other riskier assets in favor.

Stock market sentiment shifted late in the year, though, as market anxiety leading up to and following the November elections quickly turned to worries surrounding the impact of the massive federal tax hikes and spending cuts scheduled for January 1, 2013, dubbed the “fiscal cliff.” Against this backdrop, stocks generally struggled before rallying on the final day of the year, when policymakers closed in on a fiscal cliff deal.

Value stocks outperformed their growth stock counterparts across the capitalization spectrum. Much of this was due to strong one-year returns from the financials and telecommunication services sectors, where many value-oriented stocks reside.

Stocks Vulnerable but Opportunities Exist

Looking ahead, stock valuations remain attractive relative to historical averages, but corporate profit margins have started to decline from record highs. And although equities performed well in 2012, they did so despite economic and political uncertainty, reflecting, in part, pessimistic expectations about future growth. Therefore, equities now are somewhat more vulnerable on any of these fronts.

Nevertheless, we believe it’s still possible to find individual companies growing earnings. These are companies benefiting from fundamental business trends as a result of a new product launch, market share gains, secular change, or beneficial acquisition. We believe our disciplined, bottom-up approach to stock selection will help us uncover such opportunities.

U.S. Stock Index Returns
For the 12 months ended December 31, 2012
Russell 1000 Index (Large-Cap)	16.42%	Russell 2000 Index (Small-Cap)	16.35%
Russell 1000 Growth Index	15.26%	Russell 2000 Growth Index	14.59%
Russell 1000 Value Index	17.51%	Russell 2000 Value Index	18.05%
Russell Midcap Index	17.28%
Russell Midcap Growth Index	15.81%
Russell Midcap Value Index	18.51%

2

Performance

Total Returns as of December 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVSIX	15.61%	-3.65%	8.43%	5.53%	10/5/01
Russell Midcap Growth Index	—	15.81%	3.23%	10.32%	8.34%(1)	—
Class II	APVTX	15.44%	-3.80%	—	4.89%	4/29/05

(1)	Since 9/30/01, the date nearest Class I’s inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2002

Total Annual Fund Operating Expenses
Class I	Class II
1.04%	1.19%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: Brad Eixmann and Bryan Unterhalter

Performance Summary

VP Vista returned 15.61%* for the 12 months ended December 31, 2012. By comparison, the Russell Midcap Growth Index (the fund’s benchmark), returned 15.81%.

In terms of VP Vista’s absolute returns during the fiscal year, the consumer discretionary and information technology sectors contributed most. Energy was the only major sector to post negative absolute results. Relative to the benchmark, stock selection made the industrial and materials sectors the leading detractors. Positioning among information technology (IT), telecommunication services, and consumer discretionary shares contributed most to relative performance.

Stocks Positive But Volatile

Equity markets in recent years have tended to trade in broad “risk on/risk off” moves as perceptions of macroeconomic and market conditions changed. These sorts of conditions typically result in higher correlations between individual securities—that is, stocks tend to go up and down together with comparatively little differentiation among them. That’s important because it makes it comparatively more difficult for active portfolio managers to outperform. However, despite the uncertain economic and market conditions, we have seen no shortage of attractive companies demonstrating accelerating earnings growth.

Industrials, Materials Detracted Most

In the industrials sector, a number of VP Vista’s holdings were affected by investor uncertainty around corporate earnings growth and pricing power resulting from worries about the health of the global economy. A detractor here was mining equipment manufacturer Joy Global, which suffered from declining metals prices and slower economic growth. In the electrical equipment industry group, Polypore, which manufactures lithium-ion separators used in electric vehicles, was hurt over competitor concern.

In the materials sector, it hurt relative results to be underrepresented in a number of shares that did well during the fiscal year. Good examples were paint companies PPG Industries and Sherwin-Williams—two stocks to which VP Vista had less exposure than the benchmark—which outperformed as the housing sector improved.

Among other leading individual detractors was information security software company Check Point Software Technologies. Check Point underperformed after announcing slower-than-expected license revenue growth, which the company attributed to a pause in orders ahead of a new operating system launch.

*All fund returns referenced in this commentary are for Class I shares.

5

Contributions Broad Based

Stock selection made information technology shares the leading contributors to relative performance. The IT services and semiconductor industries were important sources of strength. A key contributor in the sector was business software provider NetSuite, which reported better-than-expected results and did very well late in the fiscal year. Other significant contributors in the sector were stakes in IT services firms Alliance Data Systems and Teradata, and electronic equipment company Trimble Navigation.

Looking at other positive contributors to relative results, stock selection and allocation decisions drove outperformance in the telecommunication services sector. A leading contributor in this space was cellular tower operator SBA Communications. The company continues to benefit from a long-running trend toward the build-out of data networks for mobile phones.

A leading individual contributor in the portfolio for the fiscal year was pharmacy benefit manager SXC Health Solutions, which announced the acquisition of Catalyst Health Solutions in April 2012. The portfolio held positions in both SXC and Catalyst, and they each posted strong returns. The merger provides the combined entity, subsequently renamed Catamaran, with increased scale to target larger potential clients.

A number of other key contributors resided in the consumer discretionary sector, including PetSmart and Ulta Salon Cosmetics & Fragrance. Pet products retailer PetSmart reported improvement in same store sales, margins, and other key business metrics, while the stock further benefited from an aggressive share buyback plan. Ulta enjoyed attractive store growth and same store sales comparisons, as well as seeing its business mix evolve toward higher margin products.

Commitment to Process

VP Vista’s investment process focuses on medium- and smaller-sized companies with accelerating growth rates and share price momentum. Within the process, in the current market environment, our team is placing increasing emphasis on the identification of companies benefiting from enduring secular—as opposed to cyclical—growth trends. Such trends are often the result of larger technological, social, or economic change that can last several years or more. Secular growers are particularly appealing investments because they offer more sustainable, enduring rates of earnings acceleration across the economic cycle. We believe that smart risk-taking and active investing in such companies will generate attractive absolute and relative investment performance over time.

6

Fund Characteristics

DECEMBER 31, 2012
Top Ten Holdings	% of net assets
Alliance Data Systems Corp.	3.0%
SBA Communications Corp., Class A	2.3%
Catamaran Corp.	2.3%
Whole Foods Market, Inc.	2.2%
Kansas City Southern	2.0%
PetSmart, Inc.	1.8%
Alexion Pharmaceuticals, Inc.	1.7%
Cabot Oil & Gas Corp.	1.6%
Tractor Supply Co.	1.6%
Trimble Navigation Ltd.	1.5%

Top Five Industries	% of net assets
Specialty Retail	9.4%
Chemicals	5.5%
IT Services	4.8%
Biotechnology	3.7%
Textiles, Apparel and Luxury Goods	3.6%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	91.4%
Foreign Common Stocks*	6.6%
Total Common Stocks	98.0%
Temporary Cash Investments	2.0%
Other Assets and Liabilities	—**

*	Includes depositary shares, dual listed securities and foreign ordinary shares.
**	Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period(1) 7/1/12 - 12/31/12	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,038.20	$5.12	1.00%
Class II	$1,000	$1,037.40	$5.89	1.15%
Hypothetical
Class I	$1,000	$1,020.11	$5.08	1.00%
Class II	$1,000	$1,019.36	$5.84	1.15%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

8

Schedule of Investments

DECEMBER 31, 2012

	Shares	Value
Common Stocks — 98.0%
AEROSPACE AND DEFENSE — 1.9%
B/E Aerospace, Inc.(1)	4,534	$223,980
TransDigm Group, Inc.	2,598	354,263
		578,243
AUTO COMPONENTS — 1.7%
BorgWarner, Inc.(1)	2,803	200,751
Delphi Automotive plc(1)	8,066	308,524
		509,275
AUTOMOBILES — 0.7%
Harley-Davidson, Inc.	4,375	213,675
BEVERAGES — 1.0%
Beam, Inc.	2,598	158,712
Dr Pepper Snapple Group, Inc.	3,668	162,052
		320,764
BIOTECHNOLOGY — 3.7%
Alexion Pharmaceuticals, Inc.(1)	5,605	525,805
Grifols SA(1)	6,161	216,765
Onyx Pharmaceuticals, Inc.(1)	1,481	111,860
Regeneron Pharmaceuticals, Inc.(1)	1,663	284,489
		1,138,919
BUILDING PRODUCTS — 0.9%
Fortune Brands Home & Security, Inc.(1)	9,091	265,639
CAPITAL MARKETS — 2.0%
Affiliated Managers Group, Inc.(1)	3,304	430,016
KKR & Co. LP	11,598	176,637
		606,653
CHEMICALS — 5.5%
Airgas, Inc.	2,757	251,687
Celanese Corp.	4,967	221,180
Cytec Industries, Inc.	3,600	247,788
Eastman Chemical Co.	5,993	407,824
FMC Corp.	6,289	368,032
Sherwin-Williams Co. (The)	1,185	182,277
		1,678,788
COMMERCIAL SERVICES AND SUPPLIES — 1.2%
Stericycle, Inc.(1)	3,919	365,525
COMMUNICATIONS EQUIPMENT — 0.5%
Palo Alto Networks, Inc.(1)	2,780	148,786
COMPUTERS AND PERIPHERALS — 0.5%
NetApp, Inc.(1)	4,603	154,431
CONSTRUCTION AND ENGINEERING — 2.4%
Chicago Bridge & Iron Co. NV New York Shares	3,486	161,576
KBR, Inc.	4,876	145,890
Quanta Services, Inc.(1)	15,813	431,537
		739,003
CONSTRUCTION MATERIALS — 1.0%
Eagle Materials, Inc.	2,894	169,299
Martin Marietta Materials, Inc.	1,458	137,460
		306,759
CONSUMER FINANCE — 1.5%
Discover Financial Services	11,803	455,006
DIVERSIFIED FINANCIAL SERVICES — 0.5%
McGraw-Hill Cos., Inc. (The)	2,803	153,240
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.6%
tw telecom, inc., Class A(1)	7,815	199,048
ELECTRICAL EQUIPMENT — 0.5%
AMETEK, Inc.	4,512	169,516
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 1.5%
Trimble Navigation Ltd.(1)	7,838	468,556
ENERGY EQUIPMENT AND SERVICES — 2.1%
Atwood Oceanics, Inc.(1)	3,782	173,178
National Oilwell Varco, Inc.	2,165	147,978
Oceaneering International, Inc.	4,876	262,280
Oil States International, Inc.(1)	865	61,882
		645,318
FOOD AND STAPLES RETAILING — 2.9%
Costco Wholesale Corp.	2,005	198,034
Whole Foods Market, Inc.	7,474	682,600
		880,634
FOOD PRODUCTS — 2.3%
Hain Celestial Group, Inc. (The)(1)	3,327	180,390
McCormick & Co., Inc.	3,760	238,872
Mead Johnson Nutrition Co.	4,238	279,242
		698,504
GAS UTILITIES — 0.7%
ONEOK, Inc.	4,967	212,339
HEALTH CARE EQUIPMENT AND SUPPLIES — 2.6%
Cooper Cos., Inc. (The)	2,096	193,838
Edwards Lifesciences Corp.(1)	1,686	152,027
IDEXX Laboratories, Inc.(1)	2,620	243,136
Mettler-Toledo International, Inc.(1)	1,071	207,024
		796,025

9

Shares	Value
HEALTH CARE PROVIDERS AND SERVICES — 3.0%
Catamaran Corp.(1)	14,902	$702,033
Express Scripts Holding Co.(1)	4,056	219,024
		921,057
HEALTH CARE TECHNOLOGY — 1.0%
Cerner Corp.(1)	4,101	318,402
HOTELS, RESTAURANTS AND LEISURE — 1.5%
Dunkin’ Brands Group, Inc.	4,580	151,965
Panera Bread Co., Class A(1)	957	152,000
Royal Caribbean Cruises Ltd.	4,329	147,186
		451,151
HOUSEHOLD DURABLES — 1.7%
Lennar Corp., Class A	5,947	229,970
Toll Brothers, Inc.(1)	8,750	282,888
		512,858
HOUSEHOLD PRODUCTS — 1.0%
Church & Dwight Co., Inc.	5,879	314,938
INSURANCE — 0.5%
Cincinnati Financial Corp.	3,851	150,805
INTERNET AND CATALOG RETAIL — 1.5%
Expedia, Inc.	3,395	208,623
priceline.com, Inc.(1)	410	254,692
		463,315
INTERNET SOFTWARE AND SERVICES — 2.6%
Equinix, Inc.(1)	866	178,569
LinkedIn Corp., Class A(1)	2,119	243,303
Rackspace Hosting, Inc.(1)	4,899	363,849
		785,721
IT SERVICES — 4.8%
Alliance Data Systems Corp.(1)	6,297	911,554
Cognizant Technology Solutions Corp., Class A(1)	2,301	170,389
Teradata Corp.(1)	6,380	394,858
		1,476,801
MACHINERY — 2.5%
Chart Industries, Inc.(1)	2,279	151,941
Joy Global, Inc.	2,370	151,159
Trinity Industries, Inc.	4,739	169,751
Valmont Industries, Inc.	2,073	283,068
		755,919
MEDIA — 2.8%
CBS Corp., Class B	4,284	163,006
Discovery Communications, Inc. Class A(1)	2,598	164,921
Liberty Global, Inc. Class A(1)	2,757	173,663
Scripps Networks Interactive, Inc. Class A	2,620	151,750
Sirius XM Radio, Inc.	69,314	200,318
		853,658
METALS AND MINING — 0.6%
Carpenter Technology Corp.	3,600	185,868
MULTILINE RETAIL — 0.5%
Family Dollar Stores, Inc.	2,392	151,677
OIL, GAS AND CONSUMABLE FUELS — 3.0%
Cabot Oil & Gas Corp.	9,798	487,353
Concho Resources, Inc.(1)	2,620	211,067
Kodiak Oil & Gas Corp.(1)	18,137	160,512
Peabody Energy Corp.	2,871	76,397
		935,329
PHARMACEUTICALS — 2.5%
Perrigo Co.	4,306	447,953
Watson Pharmaceuticals, Inc.(1)	3,851	331,186
		779,139
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.5%
Digital Realty Trust, Inc.	3,828	259,883
Ventas, Inc.	3,076	199,079
		458,962
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 1.0%
CBRE Group, Inc.(1)	13,421	267,078
Realogy Holdings Corp.(1)	993	41,666
		308,744
ROAD AND RAIL — 3.6%
Canadian Pacific Railway Ltd.	3,053	310,246
Genesee & Wyoming, Inc. Class A(1)	2,165	164,713
Kansas City Southern	7,474	623,929
		1,098,888
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.1%
ARM Holdings plc	23,120	295,634
Avago Technologies Ltd.	5,514	174,573
NXP Semiconductor NV(1)	6,403	168,847
Xilinx, Inc.	8,408	301,847
		940,901
SOFTWARE — 3.4%
Citrix Systems, Inc.(1)	5,833	383,520
CommVault Systems, Inc.(1)	2,165	150,922
NetSuite, Inc.(1)	5,491	369,544
Splunk, Inc.(1)	5,081	147,451
		1,051,437
SPECIALTY RETAIL — 9.4%
Cabela’s, Inc.(1)	1,094	45,675
DSW, Inc., Class A	4,580	300,860
Gap, Inc. (The)	4,922	152,779
GNC Holdings, Inc. Class A	7,474	248,735

10

Shares	Value
Lumber Liquidators Holdings, Inc.(1)	2,666	$140,845
O’Reilly Automotive, Inc.(1)	1,686	150,762
PetSmart, Inc.	8,157	557,449
Ross Stores, Inc.	4,990	270,208
Sally Beauty Holdings, Inc.(1)	6,312	148,774
Tractor Supply Co.	5,400	477,144
Ulta Salon Cosmetics & Fragrance, Inc.	3,942	387,341
		2,880,572
TEXTILES, APPAREL AND LUXURY GOODS — 3.6%
Lululemon Athletica, Inc.(1)	2,069	157,720
Michael Kors Holdings Ltd.(1)	6,175	315,110
PVH Corp.	3,099	344,020
Under Armour, Inc. Class A(1)	2,848	138,213
VF Corp.	1,048	158,217
		1,113,280
TOBACCO — 0.5%
Lorillard, Inc.	1,344	156,804
TRADING COMPANIES AND DISTRIBUTORS — 1.9%
Fastenal Co.	4,625	215,941
United Rentals, Inc.(1)	8,271	376,496
		592,437
WIRELESS TELECOMMUNICATION SERVICES — 2.3%
SBA Communications Corp., Class A(1)	9,934	705,513
TOTAL COMMON STOCKS (Cost $23,038,038)		30,068,822

Value
Temporary Cash Investments — 2.0%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.625% - 0.875%, 2/28/17 - 8/31/17, valued at $367,522), in a joint trading account at 0.12%, dated 12/31/12, due 1/2/13 (Delivery value $360,191)	$360,189
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.75%, 8/15/41, valued at $183,893), in a joint trading account at 0.15%, dated 12/31/12, due 1/2/13 (Delivery value $180,096)	180,094
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $61,195), in a joint trading account at 0.12%, dated 12/31/12, due 1/2/13 (Delivery value $60,032)	60,032
TOTAL TEMPORARY CASH INVESTMENTS (Cost $600,315)	600,315
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $23,638,353)	30,669,137
OTHER ASSETS AND LIABILITIES†	9,401
TOTAL NET ASSETS — 100.0%	$30,678,538

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
6,317	EUR for USD	UBS AG	1/31/13	$8,341	$15
126,699	EUR for USD	UBS AG	1/31/13	167,276	(142)
151,895	GBP for USD	Credit Suisse AG	1/31/13	246,726	(443)
				$422,343	$(570)
(Value on Settlement Date $421,773)

Notes to Schedule of Investments

EUR = Euro
GBP = British Pound
USD = United States Dollar
†	Category is less than 0.05% of total net assets.
(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2012
Assets
Investment securities, at value (cost of $23,638,353)	$30,669,137
Cash	78,289
Receivable for investments sold	96,426
Receivable for capital shares sold	7,457
Unrealized gain on forward foreign currency exchange contracts	15
Dividends and interest receivable	26,058
30,877,382

Liabilities
Payable for investments purchased	132,163
Payable for capital shares redeemed	40,271
Unrealized loss on forward foreign currency exchange contracts	585
Accrued management fees	25,780
Distribution fees payable	45
198,844

Net Assets	$30,678,538

Net Assets Consist of:
Capital (par value and paid-in surplus)	$31,405,996
Accumulated net investment loss	(14,887)
Accumulated net realized loss	(7,744,697)
Net unrealized appreciation	7,032,126
$30,678,538

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$30,456,584	1,750,125	$17.40
Class II, $0.01 Par Value	$221,954	12,900	$17.21

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $539)	$304,404
Interest	556
304,960

Expenses:
Management fees	311,463
Distribution fees — Class II	547
Directors’ fees and expenses	1,073
Other expenses	33
313,116

Net investment income (loss)	(8,156)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	2,177,515
Foreign currency transactions	(20,589)
2,156,926

Change in net unrealized appreciation (depreciation) on:
Investments	2,361,822
Translation of assets and liabilities in foreign currencies	(6,249)
2,355,573

Net realized and unrealized gain (loss)	4,512,499

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,504,343

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2012 AND DECEMBER 31, 2011
Increase (Decrease) in Net Assets	December 31, 2012	December 31, 2011
Operations
Net investment income (loss)	$(8,156)	$(180,783)
Net realized gain (loss)	2,156,926	3,104,976
Change in net unrealized appreciation (depreciation)	2,355,573	(5,506,322)
Net increase (decrease) in net assets resulting from operations	4,504,343	(2,582,129)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(3,534,513)	(5,771,745)

Net increase (decrease) in net assets	969,830	(8,353,874)

Net Assets
Beginning of period	29,708,708	38,062,582
End of period	$30,678,538	$29,708,708

Accumulated net investment loss	$(14,887)	$(6,009)

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2012

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Vista Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in stocks of medium-sized and smaller companies that management believes will increase in value over time.

The fund offers Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may

15

cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Business Development Companies — The fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange-traded fund and represents a portfolio of securities. The fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

16

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee for each class is 1.00% and 0.90% for Class I and Class II, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2012 are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2012 were $22,662,339 and $26,141,602, respectively.

17

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2012		Year ended December 31, 2011
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	50,000,000		50,000,000
Sold	229,457	$3,891,995	357,571	$5,918,100
Redeemed	(433,168)	(7,309,029)	(711,478)	(11,656,361)
	(203,711)	(3,417,034)	(353,907)	(5,738,261)
Class II/Shares Authorized	50,000,000		50,000,000
Sold	3,118	52,519	9,200	146,413
Redeemed	(10,497)	(169,998)	(10,920)	(179,897)
	(7,379)	(117,479)	(1,720)	(33,484)
Net increase (decrease)	(211,090)	$(3,534,513)	(355,627)	$(5,771,745)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$28,056,001	—	—
Foreign Common Stocks	1,500,422	$512,399	—
Temporary Cash Investments	—	600,315	—
Total Value of Investment Securities	$29,556,423	$1,112,714	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(570)	—

18

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of December 31, 2012, is disclosed on the Statement of Assets and Liabilities as an asset of $15 in unrealized gain on forward foreign currency exchange contracts and a liability of $585 in unrealized loss on forward foreign currency exchange contracts. For the year ended December 31, 2012, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(20,889) in net realized gain (loss) on foreign currency transactions and $(6,579) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

The fund invests in common stocks of small companies. Because of this, it may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the years ended December 31, 2012 and December 31, 2011.

19

As of December 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$23,731,202
Gross tax appreciation of investments	$7,286,416
Gross tax depreciation of investments	(348,481)
Net tax appreciation (depreciation) of investments	$6,937,935
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$1,910
Net tax appreciation (depreciation)	$6,939,845
Undistributed ordinary income	—
Accumulated short-term capital losses	$(6,636,018)
Late-year ordinary loss deferral	$(15,455)
Post-October capital loss deferral	$(1,015,830)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2012	$15.05	—(4)	2.35	2.35	—	$17.40	15.61%	1.00%	(0.02)%	74%	$30,457
2011	$16.34	(0.08)	(1.21)	(1.29)	—	$15.05	(7.89)%	1.01%	(0.52)%	107%	$29,406
2010	$13.19	(0.06)	3.21	3.15	—	$16.34	23.88%	1.02%	(0.43)%	139%	$37,706
2009	$10.77	(0.06)	2.48	2.42	—	$13.19	22.47%	1.00%	(0.48)%	196%	$31,764
2008	$22.00	(0.08)	(10.30)	(10.38)	(0.85)	$10.77	(48.62)%	1.01%	(0.50)%	203%	$37,824
Class II
2012	$14.90	(0.03)	2.34	2.31	—	$17.21	15.44%	1.15%	(0.17)%	74%	$222
2011	$16.20	(0.11)	(1.19)	(1.30)	—	$14.90	(8.02)%	1.16%	(0.67)%	107%	$302
2010	$13.11	(0.08)	3.17	3.09	—	$16.20	23.57%	1.17%	(0.58)%	139%	$356
2009	$10.71	(0.07)	2.47	2.40	—	$13.11	22.41%	1.15%	(0.63)%	196%	$424
2008	$21.92	(0.11)	(10.25)	(10.36)	(0.85)	$10.71	(48.71)%	1.16%	(0.65)%	203%	$13,094

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.
(4)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

21

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Vista Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the “Corporation”) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Vista Fund of American Century Variable Portfolios, Inc., as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 12, 2013

22

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	66	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

24

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS
Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

25

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Variable Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-77338   1302

ANNUAL REPORT             DECEMBER 31, 2012

VP Value Fund

Market Perspective	2
Performance	3
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	10
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	25
Management	26
Additional Information	29

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

Central Bank Actions Helped Drive Stocks Higher

Stock market performance remained robust during the 12-month period ended December 31, 2012. Despite persistent concerns about weakening global economies and Europe’s ongoing financial crisis, investors largely focused on central bank stimulus measures, which fueled much of the period’s market optimism.

The period began on an upbeat note, but a barrage of disappointing U.S. economic data released in the second calendar quarter of 2012, combined with ongoing problems in Europe, triggered recession fears and a short-term market selloff. In this environment, investors presumed the European Central Bank (ECB) and the U.S. Federal Reserve (the Fed) would step in with additional stimulus measures. These programs helped encourage investor optimism and keep stocks and other riskier assets in favor.

Stock market sentiment shifted late in the year, though, as market anxiety leading up to and following the November elections quickly turned to worries surrounding the impact of the massive federal tax hikes and spending cuts scheduled for January 1, 2013, dubbed the “fiscal cliff.” Against this backdrop, stocks generally struggled before rallying on the final day of the year, when policymakers closed in on a fiscal cliff deal.

Value stocks outperformed their growth stock counterparts across the capitalization spectrum. Much of this was due to strong one-year returns from the financials and telecommunication services sectors, where many value-oriented stocks reside.

Stocks Vulnerable but Opportunities Exist

Looking ahead, stock valuations remain attractive relative to historical averages, but corporate profit margins have started to decline from record highs. And although equities performed well in 2012, they did so despite economic and political uncertainty, reflecting, in part, pessimistic expectations about future growth. Therefore, equities now are somewhat more vulnerable on any of these fronts.

Nevertheless, we believe it’s still possible to find individual companies growing earnings. These are companies benefiting from fundamental business trends as a result of a new product launch, market share gains, secular change, or beneficial acquisition. We believe our disciplined, bottom-up approach to stock selection will help us uncover such opportunities.

U.S. Stock Index Returns
For the 12 months ended December 31, 2012
Russell 1000 Index (Large-Cap)	16.42%	Russell 2000 Index (Small-Cap)	16.35%
Russell 1000 Growth Index	15.26%	Russell 2000 Growth Index	14.59%
Russell 1000 Value Index	17.51%	Russell 2000 Value Index	18.05%
Russell Midcap Index	17.28%
Russell Midcap Growth Index	15.81%
Russell Midcap Value Index	18.51%

2

Performance

Total Returns as of December 31, 2012
			Average Annuaal Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVPIX	14.58%(2)	2.87%	7.22%	7.69%	5/1/96
Russell 3000 Value Index	—	17.55%	0.83%	7.54%	7.60%(1)	—
S&P 500 Index	—	16.00%	1.66%	7.10%	6.72%(1)	—
Class II	AVPVX	14.58%(2)	2.74%	7.06%	5.23%	8/14/01
Class III	AVPTX	14.58%(2)	2.87%	7.22%	5.53%	5/6/02

(1)	Since 4/30/96, the date nearest Class I’s inception for which data are available.
(2)	Returns would have been lower if a portion of the management fee had not been waived.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

3

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2002

*Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II	Class III
0.98%	1.13%	0.98%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

Portfolio Managers: Michael Liss, Kevin Toney, and Phil Davidson

Performance Summary

VP Value returned 14.58%* for the 12 months ended December 31, 2012. By comparison, its benchmark, the Russell 3000 Value Index, returned 17.55%. The broader market, as measured by the S&P 500 Index, returned 16.00%. The portfolio’s returns reflect operating expenses, while the indices’ returns do not.

Stocks recorded strong gains in 2012, driven by the Federal Reserve’s (the Fed) extraordinary fiscal and monetary stimulus. Though the unemployment rate declined and the housing market showed signs of improvement, U.S. economic growth overall was lackluster. As a result, the Fed extended a number of its liquidity measures and launched a third round of quantitative easing (QE3). In December, the Fed identified its threshold levels for unemployment and inflation, indicating that it would continue holding short-term interest rates close to zero as long as unemployment remained above 6.5% and inflation was below 2.5%. In this environment, investors generally favored riskier, lower-quality securities. During the reporting period, VP Value received positive results in absolute terms from nine of the ten sectors in which it was invested. However, the portfolio underperformed in relative terms, largely because of its focus on less risky, high-quality companies. It was hampered by investments in the energy, financials and consumer discretionary sectors. Positions in the utilities and consumer staples sectors contributed positively.

Energy Dampened Results

An overweight in energy, the second-weakest sector in the benchmark, was a drag on relative results. Security selection also slowed relative performance. A top detractor was Ultra Petroleum, a natural gas exploration and production company. Its shares declined, largely because of supply and demand. New extraction techniques have produced a significant amount of natural gas supply, and weak demand – especially during the mild 2011-2012 winter – put pressure on prices.

VP Value was also hindered by its mix of large, integrated oil companies. Concerns about energy prices and Europe’s financial problems weighed on the share prices of Imperial Oil and Total during the reporting period.

Financials Slowed Performance

VP Value’s underweight in financials, the second strongest sector in the benchmark, dampened relative performance. The portfolio did not own Bank of America or Citigroup, which appreciated strongly. Bank of America has performed well as a result of its continued cost cutting, the improving housing market, and declining mortgage repurchase risk. Shares of Citigroup outperformed as the financial giant reduced costs and continued to sell its portfolio of legacy assets. In consumer finance, VP Value’s overweight in PNC Financial Services Group detracted. The regional lender reported lower-than-expected earnings on larger interest expenses.

*All fund returns referenced in this commentary are for Class I shares.  Returns would have been lower if a portion of the management fee had not been waived.

5

Consumer Discretionary Detracted

An underweight position in the consumer discretionary sector, which recorded the strongest performance in the benchmark, hampered relative results. Security selection also slowed performance versus the benchmark. In specialty retailing, an overweight in Staples detracted. The office supply retailer announced a sharp drop in earnings and lowered its full-year outlook. Its shares declined further on news of a restructuring plan, including a reduction in its North American retail footprint.

On the positive side, consumer discretionary provided two of the portfolio’s top contributors. Home improvement retailer Lowe’s Companies and appliance maker Whirlpool Corp both benefited from improvement in the U.S. housing market.

Utilities Boosted Performance

The portfolio’s underweight in utilities, the weakest sector in the benchmark, enhanced relative results. We have considered these stocks overvalued for some time.

Consumer Staples Contributed

VP Value’s mix of consumer staples stocks boosted relative performance. In particular, the portfolio benefited from our focus on high-quality names, particularly among food and household products stocks.

Outlook

We will continue to follow our disciplined, bottom-up process, selecting securities one at a time for the portfolio. As of December 31, 2012, we see opportunities in health care, industrials, and energy, reflected by our overweight positions in these sectors relative to the benchmark. Our fundamental analysis and valuation work is also directing us toward smaller weightings in financials, consumer discretionary, and materials stocks.

6

Fund Characteristics

DECEMBER 31, 2012
Top Ten Holdings	% of net assets
Exxon Mobil Corp.	4.7%
General Electric Co.	3.0%
Pfizer, Inc.	3.0%
Chevron Corp.	2.8%
JPMorgan Chase & Co.	2.8%
Johnson & Johnson	2.6%
Procter & Gamble Co. (The)	2.6%
Republic Services, Inc.	2.5%
Northern Trust Corp.	2.3%
AT&T, Inc.	2.2%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	15.8%
Pharmaceuticals	8.3%
Commercial Banks	6.9%
Insurance	6.7%
Health Care Equipment and Supplies	6.5%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	90.0%
Foreign Common Stocks*	8.0%
Total Common Stocks	98.0%
Temporary Cash Investments	1.9%
Other Assets and Liabilities	0.1%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period(1) 7/1/12 – 12/31/12	Annualized Expense Ratio(1)
Actual
Class I (after waiver)	$1,000	$1,070.30	$4.68	0.90%
Class I (before waiver)	$1,000	$1,070.30(2)	$5.10	0.98%
Class II (after waiver)	$1,000	$1,069.40	$5.46	1.05%
Class II (before waiver)	$1,000	$1,069.40(2)	$5.88	1.13%
Class III (after waiver)	$1,000	$1,070.30	$4.68	0.90%
Class III (before waiver)	$1,000	$1,070.30(2)	$5.10	0.98%
Hypothetical
Class I (after waiver)	$1,000	$1,020.61	$4.57	0.90%
Class I (before waiver)	$1,000	$1,020.21	$4.98	0.98%
Class II (after waiver)	$1,000	$1,019.86	$5.33	1.05%
Class II (before waiver)	$1,000	$1,019.46	$5.74	1.13%
Class III (after waiver)	$1,000	$1,020.61	$4.57	0.90%
Class III (before waiver)	$1,000	$1,020.21	$4.98	0.98%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

9

Schedule of Investments

DECEMBER 31, 2012

	Shares	Value
Common Stocks — 98.0%
AEROSPACE AND DEFENSE — 1.7%
Boeing Co. (The)	27,551	$2,076,243
General Dynamics Corp.	85,977	5,955,627
L-3 Communications Holdings, Inc.	9,933	761,067
Northrop Grumman Corp.	57,438	3,881,660
		12,674,597
AIR FREIGHT AND LOGISTICS — 0.2%
United Parcel Service, Inc., Class B	15,679	1,156,013
AIRLINES — 1.4%
Japan Airlines Co. Ltd.(1)	110,481	4,728,812
Southwest Airlines Co.	555,666	5,690,020
		10,418,832
AUTOMOBILES — 1.7%
General Motors Co.(1)	113,342	3,267,650
Honda Motor Co., Ltd.	84,400	3,110,850
Toyota Motor Corp.	143,200	6,684,084
		13,062,584
BEVERAGES — 0.7%
Dr Pepper Snapple Group, Inc.	125,842	5,559,700
CAPITAL MARKETS — 5.2%
Charles Schwab Corp. (The)	508,950	7,308,522
Franklin Resources, Inc.	8,577	1,078,129
Goldman Sachs Group, Inc. (The)	66,681	8,505,828
Northern Trust Corp.	347,428	17,426,989
State Street Corp.	119,728	5,628,413
		39,947,881
COMMERCIAL BANKS — 6.9%
Comerica, Inc.	237,029	7,191,460
Commerce Bancshares, Inc.	112,934	3,959,466
KeyCorp	275,512	2,319,811
PNC Financial Services Group, Inc.	234,989	13,702,209
U.S. Bancorp	287,377	9,178,821
Wells Fargo & Co.	497,899	17,018,188
		53,369,955
COMMERCIAL SERVICES AND SUPPLIES — 4.8%
ADT Corp. (The)	55,285	2,570,200
Avery Dennison Corp.	45,788	1,598,917
Corrections Corp. of America	95,306	3,380,504
Republic Services, Inc.	663,347	19,455,967
Tyco International Ltd.	116,991	3,421,987
Waste Management, Inc.	194,986	6,578,827
		37,006,402
COMMUNICATIONS EQUIPMENT — 1.8%
Cisco Systems, Inc.	695,279	13,662,232
COMPUTERS AND PERIPHERALS — 1.6%
Diebold, Inc.	76,593	2,344,512
Hewlett-Packard Co.	192,057	2,736,812
NetApp, Inc.(1)	43,042	1,444,059
QLogic Corp.(1)	211,983	2,062,595
SanDisk Corp.(1)	40,552	1,766,445
Western Digital Corp.	41,818	1,776,847
		12,131,270
CONTAINERS AND PACKAGING — 1.0%
Bemis Co., Inc.	152,223	5,093,381
Sonoco Products Co.	96,493	2,868,737
		7,962,118
DIVERSIFIED FINANCIAL SERVICES — 2.8%
JPMorgan Chase & Co.	493,503	21,699,327
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.6%
AT&T, Inc.	508,875	17,154,176
CenturyLink, Inc.	64,236	2,512,913
		19,667,089
ELECTRIC UTILITIES — 3.6%
Great Plains Energy, Inc.	150,696	3,060,636
NV Energy, Inc.	196,351	3,561,807
Westar Energy, Inc.	457,611	13,096,827
Xcel Energy, Inc.	303,786	8,114,124
		27,833,394
ELECTRICAL EQUIPMENT — 0.5%
ABB Ltd. ADR	92,186	1,916,547
Emerson Electric Co.	41,722	2,209,597
		4,126,144
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.7%
Molex, Inc.	100,203	2,738,548
TE Connectivity Ltd.	78,028	2,896,399
		5,634,947
ENERGY EQUIPMENT AND SERVICES — 1.0%
Halliburton Co.	134,355	4,660,775
Helmerich & Payne, Inc.	24,715	1,384,287
Schlumberger Ltd.	27,884	1,932,082
		7,977,144
FOOD AND STAPLES RETAILING — 1.2%
CVS Caremark Corp.	58,809	2,843,415
SYSCO Corp.	130,044	4,117,193
Wal-Mart Stores, Inc.	34,670	2,365,534
		9,326,142

10

	Shares	Value
FOOD PRODUCTS — 2.2%
Campbell Soup Co.	49,303	$1,720,182
ConAgra Foods, Inc.	64,058	1,889,711
General Mills, Inc.	62,286	2,516,977
Kellogg Co.	47,761	2,667,452
Kraft Foods Group, Inc.	77,196	3,510,102
Mondelez International, Inc. Class A	192,646	4,906,694
		17,211,118
HEALTH CARE EQUIPMENT AND SUPPLIES — 6.5%
Becton, Dickinson and Co.	76,990	6,019,848
Boston Scientific Corp.(1)	1,337,285	7,662,643
CareFusion Corp.(1)	556,390	15,901,626
Medtronic, Inc.	219,469	9,002,619
Stryker Corp.	97,360	5,337,275
Zimmer Holdings, Inc.	91,489	6,098,657
		50,022,668
HEALTH CARE PROVIDERS AND SERVICES — 2.1%
Aetna, Inc.	67,494	3,124,972
CIGNA Corp.	25,212	1,347,834
LifePoint Hospitals, Inc.(1)	122,340	4,618,335
UnitedHealth Group, Inc.	128,810	6,986,654
		16,077,795
HOTELS, RESTAURANTS AND LEISURE — 1.4%
International Game Technology	204,366	2,895,866
International Speedway Corp., Class A	167,758	4,633,476
Speedway Motorsports, Inc.	157,236	2,805,090
		10,334,432
HOUSEHOLD DURABLES — 0.2%
Whirlpool Corp.	17,366	1,766,991
HOUSEHOLD PRODUCTS — 3.2%
Clorox Co.	27,154	1,988,216
Energizer Holdings, Inc.	11,444	915,291
Kimberly-Clark Corp.	19,965	1,685,645
Procter & Gamble Co. (The)	293,691	19,938,682
		24,527,834
INDUSTRIAL CONGLOMERATES — 4.1%
General Electric Co.	1,114,261	23,388,339
Koninklijke Philips Electronics NV	245,460	6,585,275
Siemens AG	11,043	1,200,259
		31,173,873
INSURANCE — 6.7%
ACE Ltd.	26,054	2,079,109
Allstate Corp. (The)	113,812	4,571,828
Berkshire Hathaway, Inc., Class A(1)	69	9,250,140
Chubb Corp. (The)	57,461	4,327,963
HCC Insurance Holdings, Inc.	94,251	3,507,080
Marsh & McLennan Cos., Inc.	206,075	7,103,405
MetLife, Inc.	215,993	7,114,809
Prudential Financial, Inc.	82,144	4,380,739
Reinsurance Group of America, Inc.	62,263	3,332,316
Travelers Cos., Inc. (The)	33,908	2,435,273
Unum Group	169,690	3,532,946
		51,635,608
INTERNET SOFTWARE AND SERVICES — 0.2%
Google, Inc., Class A(1)	2,449	1,737,247
METALS AND MINING — 0.9%
Barrick Gold Corp.	90,047	3,152,545
Freeport-McMoRan Copper & Gold, Inc.	57,828	1,977,718
Newmont Mining Corp.	35,634	1,654,843
		6,785,106
MULTI-UTILITIES — 1.2%
PG&E Corp.	228,309	9,173,456
MULTILINE RETAIL — 0.7%
Target Corp.	91,713	5,426,658
OIL, GAS AND CONSUMABLE FUELS — 15.8%
Apache Corp.	117,901	9,255,229
Chevron Corp.	201,520	21,792,373
Devon Energy Corp.	92,416	4,809,329
Exxon Mobil Corp.	417,539	36,138,000
Imperial Oil Ltd.	323,854	13,912,015
Occidental Petroleum Corp.	99,794	7,645,218
Peabody Energy Corp.	73,986	1,968,767
Southwestern Energy Co.(1)	106,854	3,569,992
Total S.A.	320,868	16,607,339
Ultra Petroleum Corp.(1)	334,374	6,062,201
		121,760,463
PHARMACEUTICALS — 8.3%
Eli Lilly & Co.	67,707	3,339,309
Hospira, Inc.(1)	176,530	5,514,797
Johnson & Johnson	284,782	19,963,218
Merck & Co., Inc.	300,724	12,311,641
Pfizer, Inc.	911,088	22,850,087
		63,979,052
ROAD AND RAIL — 0.3%
CSX Corp.	117,284	2,314,013
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.4%
Applied Materials, Inc.	792,822	9,069,884
Intel Corp.	162,326	3,348,785
Marvell Technology Group Ltd.	235,555	1,710,129
Microchip Technology, Inc.	64,396	2,098,666

11

Shares	Value
Teradyne, Inc.(1)	91,826	$1,550,941
Texas Instruments, Inc.	12,387	383,254
		18,161,659
SOFTWARE — 0.3%
Oracle Corp.	63,873	2,128,248
SPECIALTY RETAIL — 1.6%
Lowe’s Cos., Inc.	346,590	12,310,877
WIRELESS TELECOMMUNICATION SERVICES — 0.5%
Rogers Communications, Inc., Class B	83,885	3,808,431
TOTAL COMMON STOCKS (Cost $646,384,221)		753,551,300
Temporary Cash Investments — 1.9%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S.Treasury obligations, 0.625% - 0.875%, 2/28/17 - 8/31/17, valued at $7,790,601), in a joint trading account at 0.12%, dated 12/31/12, due 1/2/13 (Delivery value $7,635,205)		7,635,154
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.75%, 8/15/41, valued at $3,898,090), in a joint trading account at 0.15%, dated 12/31/12, due 1/2/13 (Delivery value $3,817,609)		3,817,577
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $1,297,190), in a joint trading account at 0.12%, dated 12/31/12, due 1/2/13 (Delivery value $1,272,533)		1,272,525
SSgA U.S. Government Money Market Fund	1,659,560	1,659,560
TOTAL TEMPORARY CASH INVESTMENTS (Cost $14,384,816)		14,384,816
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $660,769,037)		767,936,116
OTHER ASSETS AND LIABILITIES — 0.1%		1,132,545
TOTAL NET ASSETS — 100.0%		$769,068,661

Forward Foreign Currency Exchange Contracts
Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
66,171	CHF for USD	Credit Suisse AG	1/31/13	$72,386	$(43)
(Value on Settlement Date $72,429)

Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
15,395,821	CAD for USD	UBS AG	1/31/13	$15,468,970	$27,906
1,369,772	CHF for USD	Credit Suisse AG	1/31/13	1,498,419	(1,400)
14,034,614	EUR for USD	UBS AG	1/31/13	18,529,421	(15,730)
913,991,471	JPY for USD	Credit Suisse AG	1/31/13	10,551,999	332,091
				$46,048,809	$342,867
(Value on Settlement Date $46,391,676)

Notes to Schedule of Investments

ADR = American Depositary Receipt
CAD = Canadian Dollar
CHF = Swiss Franc
EUR = Euro
JPY = Japanese Yen
USD = United States Dollar
(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

DECEMBER 31, 2012
Assets
Investment securities, at value (cost of $660,769,037)	$767,936,116
Cash	1,107
Foreign currency holdings, at value (cost of $127,449)	123,278
Receivable for investments sold	5,564,460
Receivable for capital shares sold	395,089
Unrealized gain on forward foreign currency exchange contracts	359,997
Dividends and interest receivable	1,256,500
775,636,547

Liabilities
Payable for investments purchased	5,305,339
Payable for capital shares redeemed	616,865
Unrealized loss on forward foreign currency exchange contracts	17,173
Accrued management fees	542,011
Distribution fees payable	86,498
6,567,886

Net Assets	$769,068,661

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,092,551,120
Undistributed net investment income	520,591
Accumulated net realized loss	(431,508,235)
Net unrealized appreciation	107,505,185
$769,068,661

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$354,808,860	54,424,435	$6.52
Class II, $0.01 Par Value	$408,103,551	62,535,369	$6.53
Class III, $0.01 Par Value	$6,156,250	944,288	$6.52

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED DECEMBER 31, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $244,267)	$20,669,229
Interest	23,496
20,692,725

Expenses:
Management fees	7,111,772
Distribution fees - Class II	1,008,263
Directors’ fees and expenses	39,904
Other expenses	43
8,159,982
Fees waived	(291,382)
7,868,600

Net investment income (loss)	12,824,125

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	14,961,873
Futures contract transactions	1,446,694
Foreign currency transactions	321,309
16,729,876

Change in net unrealized appreciation (depreciation) on:
Investments	74,092,388
Futures contracts	51,415
Translation of assets and liabilities in foreign currencies	244,235
74,388,038

Net realized and unrealized gain (loss)	91,117,914

Net Increase (Decrease) in Net Assets Resulting from Operations	$103,942,039

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2012 AND DECEMBER 31, 2011
Increase (Decrease) in Net Assets	December 31, 2012	December 31, 2011
Operations
Net investment income (loss)	$12,824,125	$12,752,374
Net realized gain (loss)	16,729,876	47,379,363
Change in net unrealized appreciation (depreciation)	74,388,038	(54,804,460)
Net increase (decrease) in net assets resulting from operations	103,942,039	5,327,277

Distributions to Shareholders
From net investment income:
Class I	(6,921,223)	(7,323,324)
Class II	(7,141,041)	(7,469,008)
Class III	(123,634)	(143,801)
Decrease in net assets from distributions	(14,185,898)	(14,936,133)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(72,163,943)	(41,834,125)

Redemption Fees
Increase in net assets from redemption fees	568	431

Net increase (decrease) in net assets	17,592,766	(51,442,550)

Net Assets
Beginning of period	751,475,895	802,918,445
End of period	$769,068,661	$751,475,895

Undistributed net investment income	$520,591	$1,746,308

See Notes to Financial Statements.

15

Notes to Financial Statements

DECEMBER 31, 2012

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its objectives by investing in stocks of companies of all sizes that management believes to be undervalued at the time of purchase.

The fund offers Class I, Class II and Class III. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

16

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

17

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Redemption —The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.90% to 1.00% for Class I and Class III and from 0.80% to 0.90% for Class II. Effective August 1, 2012, the investment advisor voluntarily agreed to waive 0.09% of its management fee. The investment advisor expects the fee waiver to continue through July 31, 2013, and cannot terminate it without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended December 31, 2012 was $134,894, $154,081 and $2,407 for Class I, Class II and Class III, respectively. The effective annual management fee before waiver for each class for the year ended December 31, 2012 was 0.97%, 0.87% and 0.97% for Class I, Class II and Class III, respectively. The effective annual management fee after waiver for each class for the year ended December 31, 2012 was 0.93%, 0.83% and 0.93% for Class I, Class II and Class III, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2012 are detailed in the Statement of Operations.

18

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2012 were $351,049,557 and $409,414,289, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2012		Year ended December 31, 2011
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	650,000,000		650,000,000
Sold	7,559,025	$47,293,314	15,410,231	$90,794,234
Issued in reinvestment of distributions	1,090,770	6,921,223	1,262,451	7,323,324
Redeemed	(16,694,239)	(103,787,056)	(20,027,297)	(115,799,803)
	(8,044,444)	(49,572,519)	(3,354,615)	(17,682,245)
Class II/Shares Authorized	350,000,000		350,000,000
Sold	5,789,873	36,272,754	5,969,511	34,568,959
Issued in reinvestment of distributions	1,123,509	7,141,041	1,284,921	7,469,008
Redeemed	(10,396,379)	(65,347,048)	(11,023,390)	(64,442,423)
	(3,482,997)	(21,933,253)	(3,768,958)	(22,404,456)
Class III/Shares Authorized	50,000,000		50,000,000
Sold	316,567	1,951,773	202,601	1,210,022
Issued in reinvestment of distributions	19,471	123,634	24,703	143,801
Redeemed	(437,338)	(2,733,578)	(544,405)	(3,101,247)
	(101,300)	(658,171)	(317,101)	(1,747,424)
Net increase (decrease)	(11,628,741)	$(72,163,943)	(7,440,674)	$(41,834,125)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

19

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$691,845,143	—	—
Foreign Common Stocks	5,069,092	$56,637,065	—
Temporary Cash Investments	1,659,560	12,725,256	—
Total Value of Investment Securities	$698,573,795	$69,362,321	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$342,824	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund regularly purchased equity price risk derivative instruments during the first six months of the period.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

20

Value of Derivative Instruments as of December 31, 2012

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	$359,997	Unrealized loss on forward foreign currency exchange contracts	$17,173

Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2012

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$1,446,694	Change in net unrealized appreciation (depreciation) on futures contracts	$51,415
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	332,409	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	244,140
		$1,779,103		$295,555

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$14,185,898	$14,936,133
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

21

As of December 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$696,459,551
Gross tax appreciation of investments	$86,053,160
Gross tax depreciation of investments	(14,576,595)
Net tax appreciation (depreciation) of investments	$71,476,565
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$(5,458)
Net tax appreciation (depreciation)	$71,471,107
Undistributed ordinary income	$521,331
Accumulated short-term capital losses	$(391,506,193)
Post-October capital loss deferral	$(3,968,704)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire as follows:

2016	2017
$(171,460,854)	$(220,045,339)

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2012	$5.80	0.11	0.73	0.84	(0.12)	—	(0.12)	$6.52	14.58%	0.94%	0.98%	1.74%	1.70%	47%	$354,809
2011	$5.86	0.10	(0.04)	0.06	(0.12)	—	(0.12)	$5.80	1.01%	0.98%	0.98%	1.74%	1.74%	67%	$362,221
2010	$5.28	0.12	0.58	0.70	(0.12)	—	(0.12)	$5.86	13.42%	0.98%	0.98%	2.16%	2.16%	69%	$385,638
2009	$4.68	0.11	0.75	0.86	(0.26)	—	(0.26)	$5.28	19.86%	0.97%	0.97%	2.31%	2.31%	54%	$673,058
2008	$7.47	0.14	(1.93)	(1.79)	(0.16)	(0.84)	(1.00)	$4.68	(26.78)%	0.95%	0.95%	2.46%	2.46%	111%	$797,196
Class II
2012	$5.80	0.10	0.74	0.84	(0.11)	—	(0.11)	$6.53	14.58%	1.09%	1.13%	1.59%	1.55%	47%	$408,104
2011	$5.86	0.09	(0.04)	0.05	(0.11)	—	(0.11)	$5.80	0.86%	1.13%	1.13%	1.59%	1.59%	67%	$383,192
2010	$5.29	0.11	0.57	0.68	(0.11)	—	(0.11)	$5.86	13.04%	1.13%	1.13%	2.01%	2.01%	69%	$409,296
2009	$4.68	0.10	0.76	0.86	(0.25)	—	(0.25)	$5.29	19.72%	1.12%	0.12%	2.16%	2.16%	54%	$480,382
2008	$7.46	0.14	(1.93)	(1.79)	(0.15)	(0.84)	(0.99)	$4.68	(26.80)%	1.10%	1.10%	2.31%	2.31%	111%	$442,933

23

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class III
2012	$5.80	0.11	0.73	0.84	(0.12)	—	(0.12)	$6.52	14.58%	0.94%	0.98%	1.74%	1.70%	47%	$6,156
2011	$5.86	0.10	(0.04)	0.06	(0.12)	—	(0.12)	$5.80	1.01%	0.98%	0.98%	1.74%	1.74%	67%	$6,063
2010	$5.28	0.12	0.58	0.70	(0.12)	—	(0.12)	$5.86	13.42%	0.98%	0.98%	2.16%	2.16%	69%	$7,984
2009	$4.68	0.11	0.75	0.86	(0.26)	—	(0.26)	$5.28	19.86%	0.97%	0.97%	2.31%	2.31%	54%	$6,049
2008	$7.47	0.14	(1.93)	(1.79)	(0.16)	(0.84)	(1.00)	$4.68	(26.78)%	0.95%	0.95%	2.46%	2.46%	111%	$6,191

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

24

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Value Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the “Corporation”) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Value Fund of American Century Variable Portfolios, Inc., as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 12, 2013

25

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services)(2004 to 2010)	66	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS
Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

28

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $14,185,898, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2012 as qualified for the corporate dividends received deduction.

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Variable Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-77334   1302

ANNUAL REPORT          DECEMBER 31, 2012

VP Ultra® Fund

Market Perspective	2
Performance	3
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	10
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	24
Management	25
Additional Information	28

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

Central Bank Actions Helped Drive Stocks Higher

Stock market performance remained robust during the 12-month period ended December 31, 2012. Despite persistent concerns about weakening global economies and Europe’s ongoing financial crisis, investors largely focused on central bank stimulus measures, which fueled much of the period’s market optimism.

The period began on an upbeat note, but a barrage of disappointing U.S. economic data released in the second calendar quarter of 2012, combined with ongoing problems in Europe, triggered recession fears and a short-term market selloff. In this environment, investors presumed the European Central Bank (ECB) and the U.S. Federal Reserve (the Fed) would step in with additional stimulus measures. These programs helped encourage investor optimism and keep stocks and other riskier assets in favor.

Stock market sentiment shifted late in the year, though, as market anxiety leading up to and following the November elections quickly turned to worries surrounding the impact of the massive federal tax hikes and spending cuts scheduled for January 1, 2013, dubbed the “fiscal cliff.” Against this backdrop, stocks generally struggled before rallying on the final day of the year, when policymakers closed in on a fiscal cliff deal.

Value stocks outperformed their growth stock counterparts across the capitalization spectrum. Much of this was due to strong one-year returns from the financials and telecommunication services sectors, where many value-oriented stocks reside.

Stocks Vulnerable but Opportunities Exist

Looking ahead, stock valuations remain attractive relative to historical averages, but corporate profit margins have started to decline from record highs. And although equities performed well in 2012, they did so despite economic and political uncertainty, reflecting, in part, pessimistic expectations about future growth. Therefore, equities now are somewhat more vulnerable on any of these fronts.

Nevertheless, we believe it’s still possible to find individual companies growing earnings. These are companies benefiting from fundamental business trends as a result of a new product launch, market share gains, secular change, or beneficial acquisition. We believe our disciplined, bottom-up approach to stock selection will help us uncover such opportunities.

U.S. Stock Index Returns
For the 12 months ended December 31, 2012
Russell 1000 Index (Large-Cap)	16.42%	Russell 2000 Index (Small-Cap)	16.35%
Russell 1000 Growth Index	15.26%	Russell 2000 Growth Index	14.59%
Russell 1000 Value Index	17.51%	Russell 2000 Value Index	18.05%
Russell Midcap Index	17.28%
Russell Midcap Growth Index	15.81%
Russell Midcap Value Index	18.51%

2

Performance

Total Returns as of December 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVPUX	13.92%(1)	1.01%	5.68%	2.14%	5/1/01
Russell 1000 Growth Index	—	15.26%	3.12%	7.52%	2.47%(2)	—
S&P 500 Index	—	16.00%	1.66%	7.10%	3.14%(2)	—
Class II	AVPSX	13.78%(1)	0.85%	5.53%	3.03%	5/1/02
Class III	AVUTX	13.94%(1)	1.02%	5.69%	3.27%	5/13/02

(1)	Returns would have been lower if a portion of the management fee had not been waived.
(2)	Since 4/30/01, the date nearest Class I’s inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

3

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2002

(1)	Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II	Class III
1.01%	1.16%	1.01%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

Portfolio Managers: Keith Lee and Michael Li

Performance Summary

VP Ultra returned 13.92%* for the 12 months ended December 31, 2012, compared with the 15.26% return of its benchmark, the Russell 1000 Growth Index, and the 16.00% return of the S&P 500 Index, a broader market measure.

As discussed in the Market Perspective on page 2, equity indices delivered solid returns for the year, although they experienced considerable volatility along the way. Markets grappled with weak economic data from China, European sovereign debt issues, and uncertainty about the U.S. presidential election and looming “fiscal cliff”. Price momentum and acceleration, two factors that the VP Ultra team looks for in portfolio holdings, were not rewarded consistently during the reporting period. Still, the portfolio delivered solid results for the reporting period.

Within the portfolio, stock selection in the consumer discretionary and industrials sectors detracted from relative returns. Stock decisions in the information technology and consumer staples sectors contributed to results versus the benchmark.

Consumer Discretionary Lagged Benchmark

Although the consumer discretionary sector contributed to VP Ultra’s absolute returns, it was the largest source of underperformance versus the benchmark. In the specialty retail group, an overweight position in jewelry retailer Tiffany declined following reports of slowing growth. Also in the consumer discretionary sector, the portfolio held an underweight allocation to the media industry, a decision that hurt relative results. As optimism grew about the economic environment, advertising spending grew, helping companies in the industry group.

In the internet and catalog retail industry group, a position in Netflix hurt relative performance. The company reported a loss in the first quarter of 2012 due to higher costs of entering foreign markets and lower-than-expected subscriber growth forecasted for the future.

Industrials Detracted

The industrials sector was a source of underperformance relative to the benchmark, due largely to positioning in the aerospace and defense industry. In the machinery group, an overweight stake in underground mining equipment company Joy Global detracted amid declining demand for mining equipment from coal mines in the U.S. Elsewhere in the industrials sector, detrimental positions in the electrical equipment industry included an overweight stake in Polypore. The manufacturer of lithium-ion separators used in electric vehicles was hurt over competitor concern.

Apart from those sectors, an overweight position in information technology company Electronic Arts detracted from relative returns. The video game maker lagged due to concerns that competitors such as Zynga (and its ties to Facebook) would hurt Electronic Arts’ future growth opportunities.

*All fund returns referenced in this commentary are for Class I shares. Returns would have been lower if a portion of the management fee had not been waived.

5

Information Technology, Consumer Staples Helped

The information technology sector was the largest source of relative outperformance. Here, an overweight position in Apple added significantly to results, as the company unveiled its much-anticipated iPhone 5 in September, selling more than five million units in its debut weekend. Apple also won a patent lawsuit against Samsung, their major rival in the smartphone market. Also in the sector, the portfolio benefited from positioning in the IT services group and the semiconductor group.

The consumer staples sector added to absolute and relative returns. Here, the portfolio benefited from positioning in the beverages group. Holdings in the personal products group also contributed.

In terms of key individual contributors, VP Ultra was rewarded for its overweight position in Gilead Sciences. The company made progress on its development of therapies for Hepatitis C.

Although the consumer discretionary sector overall weighed on relative returns, the portfolio’s overweight stake in Amazon.com added significantly to performance versus the benchmark. The company benefited from strong results and market share gains, while investors looked ahead to margin improvement in future years.

Starting Point for Next Reporting Period

The environment for growth- and momentum-oriented investment styles continued to be challenging during the reporting period. Nonetheless, VP Ultra delivered sound results for the period. Going forward, we remain confident in our investment beliefs that stocks which exhibit high quality, accelerating fundamentals, positive relative strength, and attractive valuations will outperform in the long term.

6

Fund Characteristics

DECEMBER 31, 2012
Top Ten Holdings	% of net assets
Apple, Inc.	9.3%
Google, Inc., Class A	5.0%
Gilead Sciences, Inc.	2.8%
Amazon.com, Inc.	2.8%
QUALCOMM, Inc.	2.5%
Philip Morris International, Inc.	2.5%
Monsanto Co.	2.3%
Express Scripts Holding Co.	2.3%
Costco Wholesale Corp.	2.3%
Starbucks Corp.	2.2%

Top Five Industries	% of net assets
Computers and Peripherals	10.9%
Internet Software and Services	8.6%
Machinery	6.7%
Software	5.4%
Biotechnology	5.1%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	95.1%
Foreign Common Stocks*	5.0%
Total Common Stocks	100.1%
Temporary Cash Investments	1.9%
Other Assets and Liabilities	(2.0)%

*Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period(1) 7/1/12 – 12/31/12	Annualized Expense Ratio(1)
Actual
Class I (after waiver)	$1,000	$1,050.60	$4.74	0.92%
Class I (before waiver)	$1,000	$1,050.60(2)	$5.21	1.01%
Class II (after waiver)	$1,000	$1,049.30	$5.51	1.07%
Class II (before waiver)	$1,000	$1,049.30(2)	$5.98	1.16%
Class III (after waiver)	$1,000	$1,050.60	$4.74	0.92%
Class III (before waiver)	$1,000	$1,050.60(2)	$5.21	1.01%
Hypothetical
Class I (after waiver)	$1,000	$1,020.51	$4.67	0.92%
Class I (before waiver)	$1,000	$1,020.06	$5.13	1.01%
Class II (after waiver)	$1,000	$1,019.76	$5.43	1.07%
Class II (before waiver)	$1,000	$1,019.31	$5.89	1.16%
Class III (after waiver)	$1,000	$1,020.51	$4.67	0.92%
Class III (before waiver)	$1,000	$1,020.06	$5.13	1.01%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

9

Schedule of Investments

DECEMBER 31, 2012

	Shares	Value
Common Stocks — 100.1%
AEROSPACE AND DEFENSE — 1.3%
General Dynamics Corp.	41,740	$2,891,330
AUTO COMPONENTS — 0.5%
BorgWarner, Inc.(1)	16,620	1,190,324
BEVERAGES — 1.4%
Coca-Cola Co. (The)	90,730	3,288,963
BIOTECHNOLOGY — 5.1%
Alexion Pharmaceuticals, Inc.(1)	20,310	1,905,281
Celgene Corp.(1)	41,870	3,296,007
Gilead Sciences, Inc.(1)	90,140	6,620,783
		11,822,071
CAPITAL MARKETS — 1.1%
T. Rowe Price Group, Inc.	37,810	2,462,565
CHEMICALS — 4.5%
Ecolab, Inc.	38,610	2,776,059
Monsanto Co.	57,870	5,477,396
Potash Corp. of Saskatchewan, Inc.	52,680	2,143,549
		10,397,004
COMMUNICATIONS EQUIPMENT — 2.5%
Palo Alto Networks, Inc.(1)	707	37,839
QUALCOMM, Inc.	94,760	5,877,015
		5,914,854
COMPUTERS AND PERIPHERALS — 10.9%
Apple, Inc.	40,780	21,736,963
EMC Corp.(1)	143,490	3,630,297
		25,367,260
CONSUMER FINANCE — 0.8%
American Express Co.	33,980	1,953,170
DIVERSIFIED FINANCIAL SERVICES — 0.9%
JPMorgan Chase & Co.	47,870	2,104,844
ELECTRICAL EQUIPMENT — 2.8%
Eaton Corp. plc	49,470	2,681,274
Emerson Electric Co.	73,070	3,869,787
		6,551,061
ENERGY EQUIPMENT AND SERVICES — 2.7%
Core Laboratories NV	11,760	1,285,485
Schlumberger Ltd.	71,830	4,977,101
		6,262,586
FOOD AND STAPLES RETAILING — 4.4%
Costco Wholesale Corp.	53,180	5,252,589
Wal-Mart Stores, Inc.	46,080	3,144,038
Whole Foods Market, Inc.	20,850	1,904,231
		10,300,858
FOOD PRODUCTS — 2.6%
Hershey Co. (The)	26,370	1,904,441
Mead Johnson Nutrition Co.	27,290	1,798,138
Nestle SA	36,370	2,370,383
		6,072,962
HEALTH CARE EQUIPMENT AND SUPPLIES — 3.3%
HeartWare International, Inc.(1)	5,040	423,108
Intuitive Surgical, Inc.(1)	8,730	4,280,930
St. Jude Medical, Inc.	33,270	1,202,378
Varian Medical Systems, Inc.(1)	25,200	1,770,048
		7,676,464
HEALTH CARE PROVIDERS AND SERVICES — 3.9%
Express Scripts Holding Co.(1)	98,690	5,329,260
UnitedHealth Group, Inc.	69,040	3,744,730
		9,073,990
HOTELS, RESTAURANTS AND LEISURE — 3.8%
McDonald’s Corp.	40,810	3,599,850
Starbucks Corp.	95,960	5,145,375
		8,745,225
HOUSEHOLD PRODUCTS — 1.6%
Colgate-Palmolive Co.	36,420	3,807,347
INSURANCE — 1.1%
MetLife, Inc.	76,430	2,517,604
INTERNET AND CATALOG RETAIL — 2.8%
Amazon.com, Inc.(1)	25,690	6,451,787
INTERNET SOFTWARE AND SERVICES — 8.6%
Baidu, Inc. ADR(1)	14,750	1,479,277
Facebook, Inc. Class A(1)	88,870	2,366,608
Google, Inc., Class A(1)	16,400	11,633,668
LinkedIn Corp., Class A(1)	25,580	2,937,096
Tencent Holdings Ltd.	49,900	1,623,991
		20,040,640
IT SERVICES — 2.8%
MasterCard, Inc., Class A	9,780	4,804,718
Teradata Corp.(1)	29,200	1,807,188
		6,611,906
LEISURE EQUIPMENT AND PRODUCTS — 0.7%
Hasbro, Inc.	46,760	1,678,684
MACHINERY — 6.7%
Cummins, Inc.	26,800	2,903,780
Donaldson Co., Inc.	38,310	1,258,100
Joy Global, Inc.	62,380	3,978,596
Parker-Hannifin Corp.	39,910	3,394,745

10

	Shares	Value
WABCO Holdings, Inc.(1)	35,100	$2,288,169
Wabtec Corp.	19,600	1,715,784
		15,539,174
MEDIA — 1.1%
Time Warner, Inc.	53,990	2,582,342
OIL, GAS AND CONSUMABLE FUELS — 3.2%
EOG Resources, Inc.	12,360	1,492,964
Exxon Mobil Corp.	37,530	3,248,221
Occidental Petroleum Corp.	35,150	2,692,842
		7,434,027
PERSONAL PRODUCTS — 1.7%
Estee Lauder Cos., Inc. (The), Class A	66,760	3,996,254
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.5%
Altera Corp.	68,220	2,349,497
Linear Technology Corp.	69,560	2,385,908
Microchip Technology, Inc.	35,400	1,153,686
		5,889,091
SOFTWARE — 5.4%
Microsoft Corp.	34,410	919,779
NetSuite, Inc.(1)	15,680	1,055,264
Oracle Corp.	137,400	4,578,168
Salesforce.com, Inc.(1)	21,080	3,543,548
VMware, Inc., Class A(1)	21,770	2,049,428
Workday, Inc.(1)	7,890	430,005
		12,576,192
SPECIALTY RETAIL — 3.8%
O’Reilly Automotive, Inc.(1)	25,550	2,284,681
Tiffany & Co.	43,130	2,473,074
TJX Cos., Inc. (The)	97,680	4,146,516
		8,904,271
TEXTILES, APPAREL AND LUXURY GOODS — 3.1%
Burberry Group plc	61,050	1,249,971
Lululemon Athletica, Inc.(1)	36,600	2,790,018
NIKE, Inc., Class B	63,360	3,269,376
		7,309,365
TOBACCO — 2.5%
Philip Morris International, Inc.	70,030	5,857,309
TOTAL COMMON STOCKS (Cost $131,642,658)		233,271,524
Temporary Cash Investments — 1.9%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.625% – 0.875%, 2/28/17 – 8/31/17, valued at $2,470,320), in a joint trading account at 0.12%, dated 12/31/12, due 1/2/13 (Delivery value $2,421,045)		2,421,029
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.75%, 8/15/41, valued at $1,236,044), in a joint trading account at 0.15%, dated 12/31/12, due 1/2/13 (Delivery value $1,210,525)		1,210,515
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $411,326), in a joint trading account at 0.12%, dated 12/31/12, due 1/2/13 (Delivery value $403,508)		403,505
SSgA U.S. Government Money Market Fund	526,230	526,230
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,561,279)		4,561,279
TOTAL INVESTMENT SECURITIES — 102.0% (Cost $136,203,937)		237,832,803
OTHER ASSETS AND LIABILITIES — (2.0)%		(4,694,436)
TOTAL NET ASSETS — 100.0%		$233,138,367

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
1,864,144	CHF for USD	Credit Suisse AG	1/31/13	$2,039,222	$(1,906)
645,216	GBP for USD	Credit Suisse AG	1/31/13	1,048,041	(1,882)
				$3,087,263	$(3,788)

(Value on Settlement Date $3,083,475)

11

Notes to Schedule of Investments

ADR = American Depositary Receipt
CHF = Swiss Franc
GBP = British Pound
USD = United States Dollar
(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

DECEMBER 31, 2012
Assets
Investment securities, at value (cost of $136,203,937)	$237,832,803
Foreign currency holdings, at value (cost of $18,708)	18,722
Receivable for capital shares sold	1,679,296
Dividends and interest receivable	136,024
239,666,845

Liabilities
Payable for investments purchased	818,726
Payable for capital shares redeemed	5,500,107
Unrealized loss on forward foreign currency exchange contracts	3,788
Accrued management fees	162,751
Distribution fees payable	43,106
6,528,478

Net Assets	$233,138,367

Net Assets Consist of:
Capital (par value and paid-in surplus)	$178,344,315
Undistributed net investment income	1,049,676
Accumulated net realized loss	(47,880,731)
Net unrealized appreciation	101,625,107
$233,138,367

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$32,105,430	2,972,756	$10.80
Class II, $0.01 Par Value	$200,634,617	18,831,120	$10.65
Class III, $0.01 Par Value	$398,320	36,923	$10.79

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED DECEMBER 31, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $24,659)	$3,677,747
Interest	3,238
3,680,985

Expenses:
Management fees	2,191,626
Distribution fees — Class II	513,291
Directors’ fees and expenses	15,118
Other expenses	1,046
2,721,081
Fees waived	(100,245)
2,620,836

Net investment income (loss)	1,060,149

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	7,191,509
Foreign currency transactions	70,118
7,261,627

Change in net unrealized appreciation (depreciation) on:
Investments	22,511,794
Translation of assets and liabilities in foreign currencies	(23,293)
22,488,501

Net realized and unrealized gain (loss)	29,750,128

Net Increase (Decrease) in Net Assets Resulting from Operations	$30,810,277

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2012 AND DECEMBER 31, 2011
Increase (Decrease) in Net Assets	December 31, 2012	December 31, 2011
Operations
Net investment income (loss)	$1,060,149	$90,144
Net realized gain (loss)	7,261,627	12,461,825
Change in net unrealized appreciation (depreciation)	22,488,501	(9,729,850)
Net increase (decrease) in net assets resulting from operations	30,810,277	2,822,119

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(21,668,164)	(28,759,620)

Net increase (decrease) in net assets	9,142,113	(25,937,501)

Net Assets
Beginning of period	223,996,254	249,933,755
End of period	$233,138,367	$223,996,254

Accumulated undistributed net investment income (loss)	$1,049,676	$(15,846)

See Notes to Financial Statements.

15

Notes to Financial Statements

DECEMBER 31, 2012

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in stocks of larger-sized companies that management believes will increase in value over time.

The fund offers Class I, Class II, and Class III. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during

16

the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

17

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.900% to 1.000% for Class I and Class III and from 0.800% to 0.900% for Class II. Effective August 1, 2012, the investment advisor voluntarily agreed to waive 0.100% of its management fee. The investment advisor expects the fee waiver to continue through July 31, 2013, and cannot terminate it without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended December 31, 2012 was $13,771, $86,269 and $205 for Class I, Class II and Class III, respectively. The effective annual management fee before waiver for each class for the year ended December 31, 2012 was 1.00%, 0.90% and 1.00% for Class I, Class II and Class III, respectively. The effective annual management fee after waiver for each class for the year ended December 31, 2012 was 0.96%, 0.86% and 0.96% for Class I, Class II and Class III, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2012 were $46,284,303 and $63,448,706, respectively.

18

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2012		Year ended December 31, 2011
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	100,000,000		100,000,000
Sold	880,161	$9,128,767	710,805	$6,770,675
Redeemed	(1,151,575)	(12,102,104)	(1,036,346)	(9,998,022)
	(271,414)	(2,973,337)	(325,541)	(3,227,347)
Class II/Shares Authorized	150,000,000		150,000,000
Sold	3,071,618	32,012,802	2,236,531	21,102,204
Redeemed	(4,827,859)	(50,539,716)	(4,880,847)	(46,240,211)
	(1,756,241)	(18,526,914)	(2,644,316)	(25,138,007)
Class III/Shares Authorized	50,000,000		50,000,000
Sold	6,667	69,643	7,509	71,834
Redeemed	(22,808)	(237,556)	(47,803)	(466,100)
	(16,141)	(167,913)	(40,294)	(394,266)
Net increase (decrease)	(2,043,796)	$(21,668,164)	(3,010,151)	$(28,759,620)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$221,614,335	—	—
Foreign Common Stocks	6,412,844	$5,244,345	—
Temporary Cash Investments	526,230	4,035,049	—
Total Value of Investment Securities	$228,553,409	$9,279,394	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(3,788)	—

19

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of December 31, 2012, is disclosed on the Statement of Assets and Liabilities as a liability of $3,788 in unrealized loss on forward foreign currency exchange contracts. For the year ended December 31, 2012, the effect of foreign currency risk derivative instruments on the Statement of Operations was $67,923 in net realized gain (loss) on foreign currency transactions and $(19,634) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

20

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the years ended December 31, 2012 and December 31, 2011.

As of December 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$140,535,125
Gross tax appreciation of investments	$97,883,482
Gross tax depreciation of investments	(585,804)
Net tax appreciation (depreciation) of investments	$97,297,678
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$31
Net tax appreciation (depreciation)	$97,297,709
Undistributed ordinary income	$1,045,888
Accumulated short-term capital losses	$(43,535,444)
Post-October capital loss deferral	$(14,101)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(10,054,275) and $(33,481,169) expire in 2016 and 2017, respectively.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:				Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)		Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2012	$9.48	0.06		1.26	1.32	—	—	—	$10.80	13.92%	0.97%	1.01%	0.57%	0.53%	20%	$32,105
2011	$9.38	0.02		0.08	0.10	—	—	—	$9.48	1.07%	1.01%	1.01%	0.16%	0.16%	13%	$30,743
2010	$8.12	0.02		1.28	1.30	(0.04)	—	(0.04)	$9.38	16.08%	1.02%	1.02%	0.21%	0.21%	28%	$33,473
2009	$6.06	0.04		2.04	2.08	(0.02)	—	(0.02)	$8.12	34.48%	1.01%	1.01%	0.61%	0.61%	50%	$31,366
2008	$12.15	0.03		(4.57)	(4.54)	—	(1.55)	(1.55)	$6.06	(41.48)%	1.01%	1.01%	0.37%	0.37%	171%	$84,596
Class II
2012	$9.36	0.04		1.25	1.29	—	—	—	$10.65	13.78%	1.12%	1.16%	0.42%	0.38%	20%	$200,635
2011	$9.28	—	(3)	0.08	0.08	—	—	—	$9.36	0.86%	1.16%	1.16%	0.01%	0.01%	13%	$192,751
2010	$8.04	0.01		1.26	1.27	(0.03)	—	(0.03)	$9.28	15.82%	1.17%	1.17%	0.06%	0.06%	28%	$215,586
2009	$5.99	0.03		2.03	2.06	(0.01)	—	(0.01)	$8.04	34.52%	1.16%	1.16%	0.46%	0.46%	50%	$216,242
2008	$12.06	0.02		(4.54)	(4.52)	—	(1.55)	(1.55)	$5.99	(41.65)%	1.16%	1.16%	0.22%	0.22%	171%	$179,936

22

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class III
2012	$9.47	0.05	1.27	1.32	—	—	—	$10.79	13.94%	0.97%	1.01%	0.57%	0.53%	20%	$398
2011	$9.37	0.02	0.08	0.10	—	—	—	$9.47	1.07%	1.01%	1.01%	0.16%	0.16%	13%	$502
2010	$8.11	0.02	1.28	1.30	(0.04)	—	(0.04)	$9.37	16.10%	1.02%	1.02%	0.21%	0.21%	28%	$875
2009	$6.05	0.04	2.04	2.08	(0.02)	—	(0.02)	$8.11	34.54%	1.01%	1.01%	0.61%	0.61%	50%	$930
2008	$12.14	0.03	(4.57)	(4.54)	—	(1.55)	(1.55)	$6.05	(41.52)%	1.01%	1.01%	0.37%	0.37%	171%	$740

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

23

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Ultra Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the “Corporation”) as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Ultra Fund of American Century Variable Portfolios, Inc., as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 12, 2013

24

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	66	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS
Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

27

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Variable Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-77337   1302

ITEM 2.  CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)
M. Jeannine Strandjord, James A. Olson, Andrea C. Hall and Stephen E. Yates are the registrant’s designated audit committee financial experts.  They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2011:                    $173,653
FY 2012:                    $196,764

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:
FY 2011: $0 FY 2012: $0
Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2011: $0 FY 2012: $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2011:                    $0
FY 2012:                    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2011:                    $0
FY 2012:                    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:
FY 2011: $0 FY 2012: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2011: $0 FY 2012: $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee.  Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.  Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2011:                    $67,680
FY 2012:                    $95,389

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Variable Portfolios, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	February 14, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	February 14, 2013

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	February 14, 2013